BNY Mellon Funds Trust

Prospectus | December 30, 2022

Funds	Ticker Symbols
	Class M shares	Investor shares
BNY Mellon Income Stock Fund	MPISX	MIISX
BNY Mellon Mid Cap Multi-Strategy Fund	MPMCX	MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	MPSSX	MISCX
BNY Mellon Focused Equity Opportunities Fund	MFOMX	MFOIX
BNY Mellon International Fund	MPITX	MIINX
BNY Mellon Emerging Markets Fund	MEMKX	MIEGX
BNY Mellon International Equity Income Fund	MLIMX	MLIIX
BNY Mellon Bond Fund	MPBFX	MIBDX
BNY Mellon Intermediate Bond Fund	MPIBX	MIIDX
BNY Mellon Corporate Bond Fund	BYMMX	BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	MPSUX	MISTX
BNY Mellon National Intermediate Municipal Bond Fund	MPNIX	MINMX
BNY Mellon National Short-Term Municipal Bond Fund	MPSTX	MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	MPPIX	MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	MMBMX	MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	MNYMX	MNYIX
BNY Mellon Municipal Opportunities Fund	MOTMX	MOTIX
BNY Mellon Asset Allocation Fund	MPBLX	MIBLX
BNY Mellon Government Money Market Fund	MLMXX	MLOXX
BNY Mellon National Municipal Money Market Fund	MOMXX	MNTXX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC-Insured • Not Bank Guaranteed • May Lose Value

Contents

Fund Summaries
Fund Details

Shareholder Guide

Buying, Selling and Exchanging Shares	154
General Policies	161
Distributions and Taxes	164
Financial Highlights	166
For More Information

See back cover.

The Funds

Each fund is offering its Class M shares and Investor shares in this prospectus.

Fund Summary

BNY Mellon Income Stock Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.65	.65
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous other expenses	.05	.05
Total other expenses	.18	.43
Total annual fund operating expenses	.83	1.08

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$85	$265	$460	$1,025
Investor	$110	$343	$595	$1,317

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 83.04% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The fund's sub-adviser, Newton Investment Management North America, LLC (NIMNA), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser), chooses stocks for the fund through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any market capitalization, although it focuses on large-cap companies. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend™ Index (Dow Jones Index), an index of 100 U.S. company stocks selected by dividend yield. The fund's portfolio allocations, however, may differ from those of the Dow Jones Index. The fund invests principally in common stocks.

The fund typically sells a security when the buy rationale has changed. This might be because the target price has been reached or the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

● Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

● Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

● Market sector risk. To the extent the fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

● Dividend-paying stock risk. There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels of increase over time. The fund's focus on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company's track record of paying dividends or ability to pay dividends in the future.

● Management risk. The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Dow Jones Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q4, 2020: 20.85% Worst Quarter Q1, 2020: -33.20%
The year-to-date total return of the fund′s Class M shares as of September 30, 2022 was -9.17%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M returns before taxes	30.73%	11.67%	13.31%
Class M returns after taxes on distributions	25.06%	8.92%	10.81%
Class M returns after taxes on distributions and sale of fund shares	22.02%	8.76%	10.36%
Investor returns before taxes	30.26%	11.39%	13.02%
Dow Jones Index reflects no deductions for fees, expenses or taxes	32.25%	11.02%	12.82%
Portfolio Management

The fund's investment adviser is BNYM Investment Adviser. BNYM Investment Adviser has engaged its affiliate, NIMNA, to serve as the fund's sub-adviser.

John C. Bailer, CFA, Brian C. Ferguson, David S. Intoppa and Keith Howell are the fund's primary portfolio managers. Messrs. Bailer, Ferguson, Intoppa and Howell have been primary portfolio managers of the fund since December 2011, December 2015, December 2015 and September 2021, respectively. Mr. Bailer is Deputy Head of Equity Income and a portfolio manager at NIMNA. Messrs. Ferguson and Howell are portfolio managers at NIMNA. Mr. Intoppa is a research analyst at NIMNA.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan (as defined below) or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs

(including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Mid Cap Multi-Strategy Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.75	.75
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous other expenses	.02	.02
Total other expenses	.15	.40
Total annual fund operating expenses	.90	1.15

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$92	$287	$498	$1,108
Investor	$117	$365	$633	$1,398

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 22.23% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid cap companies. The fund currently considers mid cap companies to be those companies with market capitalizations that are within the market capitalization range of companies comprising the Russell Midcap® Index. As of November 30, 2022, the market capitalizations of the largest and smallest companies in the Russell Midcap® Index were approximately $55 billion and $412 million, respectively, and the weighted average and median market capitalizations of the index were approximately $23 billion and $10 billion, respectively. The fund normally allocates its assets among multiple investment strategies employed by BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) and affiliated and unaffiliated sub-advisers that invest primarily in equity securities issued by mid cap companies. The fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles. The fund may invest up to 15% of its net assets in the equity securities of foreign issuers.

BNYM Investment Adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Mid Cap Tax-Sensitive Core Strategy	30%	0% to 50%
Opportunistic Mid Cap Value Strategy	17%	0% to 30%
Mid Cap Growth Strategy	17%	0% to 30%
Boston Partners Mid Cap Value Strategy	20%	0% to 30%
Geneva Mid Cap Growth Strategy	16%	0% to 30%

The Mid Cap Tax-Sensitive Core Strategy is employed by BNYM Investment Adviser, the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy are employed by Newton Investment Management North America, LLC (NIMNA), an affiliate of BNYM Investment Adviser, and the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy are employed by unaffiliated sub-advisers, namely, Boston Partners Global Investors, Inc. (Boston Partners) and Geneva Capital Management LLC (GCM), respectively.

BNYM Investment Adviser has the discretion to change the investment strategies, including whether to implement a strategy employed by BNYM Investment Adviser or a sub-adviser, and the target allocations and ranges when BNYM Investment Adviser deems it appropriate.

The portion of the fund's assets allocated to the Mid Cap Tax-Sensitive Core Strategy normally is invested primarily in equity securities of mid cap companies included in the Russell Midcap® Index. In selecting securities for the Mid Cap Tax-Sensitive Core Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are within an acceptable range of the Russell Midcap® Index. The Mid Cap Tax-Sensitive Core Strategy does not seek to add value through active security selection, nor does it target index replication. The portfolio manager seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance. The Mid Cap Tax-Sensitive Core Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the Russell Midcap® Index, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio. In addition, the Mid Cap Tax-Sensitive Core Strategy may realize capital losses to offset any realized capital gains of the fund's other investment strategies.

NIMNA is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Opportunistic Mid Cap Value Strategy. The portion of the fund's assets allocated to the Opportunistic Mid Cap Value Strategy normally is invested primarily in equity securities of mid cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers use an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio managers. The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace. For this portion of its portfolio, the fund generally seeks exposure to stocks and sectors that the portfolio managers perceive to be attractive from a valuation and fundamental standpoint.

NIMNA is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Mid Cap Growth Strategy. The portion of the fund's assets allocated to the Mid Cap Growth Strategy normally is invested primarily in equity securities of mid cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers use a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The portfolio managers use a consistent, bottom-up approach which emphasizes individual stock selection.

Boston Partners is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy. The portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy normally is invested in a diversified portfolio of mid cap stocks identified by Boston Partners as having value characteristics. Boston Partners employs a fundamental bottom-up, disciplined value investment process. Valuation, fundamentals and momentum are analyzed using a bottom-up blend of qualitative and quantitative inputs.

GCM is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy. The portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy normally is invested primarily in equity securities of mid cap companies GCM considers to be growth companies. GCM seeks to identify high quality companies with low leverage, superior management, leadership positions within their industries, and a consistent, sustainable record of growth in managing its allocated portion of the fund's assets. In selecting stocks, GCM emphasizes bottom-up fundamental analysis to develop an understanding of a company supplemented by top-down considerations which include reviewing general economic and market trends and analyzing their effect on various industries. GCM also seeks to screen out high risk ideas, such as turnaround stories, initial public offerings and companies that are highly leveraged, or do not have earnings.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

● Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

● Midsize company risk. Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

● Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

● Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

● Market sector risk. To the extent the fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Russell Midcap® Index. The table also compares the average annual total returns of the fund's Class M shares and Investor shares to those of additional indices to show how the fund's performance compares with the returns of an index of mid-cap value stocks and an index of mid-cap growth stocks.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy—selecting stocks of mid cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund's performance for periods prior to August 20, 2012 shown in the bar chart and table reflects the fund's investment strategy in effect prior to that date.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2020: 26.08% Worst Quarter Q1, 2020: -24.36%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was -25.67%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M returns before taxes	19.20%	15.63%	14.32%
Class M returns after taxes on distributions	15.61%	13.64%	12.62%
Class M returns after taxes on distributions and sale of fund shares	13.44%	12.17%	11.49%
Investor returns before taxes	18.91%	15.36%	14.05%
Russell Midcap® Index reflects no deductions for fees, expenses or taxes	22.58%	15.10%	14.91%
Russell Midcap® Value Index reflects no deductions for fees, expenses or taxes	28.34%	11.22%	13.44%
Russell Midcap® Growth Index reflects no deductions for fees, expenses or taxes	12.73%	19.83%	16.63%
Portfolio Management

The fund's investment adviser is BNYM Investment Adviser. BNYM Investment Adviser has engaged Boston Partners, to serve as the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy, GCM to serve as the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy, and its affiliate, NIMNA, to serve as the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy.

Alicia Levine is the fund's primary portfolio manager responsible for investment allocation decisions, a position she has held since September 2021. Ms. Levine is Head of Equities, Capital Markets Advisory for BNY Mellon Wealth Management and Vice Chair of BNY Mellon Wealth Management's Investment Strategy Committee. She also is an employee of BNYM Investment Adviser and manages the fund in her capacity as an employee of BNYM Investment Adviser.

Thomas Murphy is the primary portfolio manager responsible for the Mid Cap Tax-Sensitive Core Strategy, a position he has held since August 2012. Mr. Murphy is a managing director on the Tax-Managed Equity team at BNY Mellon Wealth Management. He also is an employee of BNYM Investment Adviser and manages the portion of the fund's assets allocated to this strategy in his capacity as an employee of BNYM Investment Adviser.

Investment decisions for the Opportunistic Mid Cap Value Strategy are made by a team of investment professionals employed by NIMNA. The team has consisted of Patrick Kent, CFA, CMT, the lead portfolio manager of the team, since March 2019 and Andrew Leger since September 2021. Mr. Kent is Head of Small Cap Equities and a portfolio manager at NIMNA. Mr. Leger is a portfolio manager at NIMNA.

Investment decisions for the Mid Cap Growth Strategy are made by a team of investment professionals employed by NIMNA. The team has consisted of Todd W. Wakefield, CFA since May 2013, Robert C. Zeuthen, CFA since August 2012, John R. Porter III since March 2017 and Karen Behr and Andrew Leger since September 2021. Mr. Porter is Chief Investment Officer and Head of Equity at NIMNA. Messrs. Wakefield and Zeuthen are research analysts at NIMNA. Ms. Behr and Mr. Leger are portfolio managers at NIMNA.

Investment decisions for the Boston Partners Mid Cap Value Strategy have been made by Steven L. Pollack, CFA and Joseph F. Feeney, Jr., CFA since August 2012. Mr. Pollack is a senior portfolio manager at Boston Partners. Mr. Feeney is Chief Executive Officer and Chief Investment Officer of Boston Partners.

Investment decisions for the Geneva Mid Cap Growth Strategy have been made by William A. Priebe, CFA and William Scott Priebe since March 2013, and José Muñoz, CFA since July 2017. Mr. William A. Priebe is a portfolio manager, adviser, at GCM, of which he is a co-founder. Mr. William Scott Priebe is a Managing Principal and portfolio manager at GCM. Mr. Muñoz is a Managing Principal and portfolio manager at GCM.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Small Cap Multi-Strategy Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.85	.85
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous other expenses	.03	.03
Total other expenses	.16	.41
Total annual fund operating expenses	1.01	1.26

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$103	$322	$558	$1,236
Investor	$128	$400	$692	$1,523

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 52.04% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index. As of November 30, 2022, the market capitalization of the largest company in the Russell 2000® Index was approximately $9 billion, and the weighted average and median market capitalizations of the Russell 2000® Index were approximately $3 billion and $1 billion, respectively. The fund normally allocates its assets among multiple investment strategies employed by BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) and its affiliates that invest primarily in equity securities issued by small cap companies. The fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles. The fund may invest up to 15% of its net assets in the equity securities of foreign issuers.

BNYM Investment Adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Opportunistic Small Cap Strategy	40%	0% to 50%
Small Cap Value Strategy	30%	0% to 40%
Small Cap Growth Strategy	30%	0% to 40%

BNYM Investment Adviser has the discretion to change the investment strategies and the target allocations and ranges when BNYM Investment Adviser deems it appropriate. The investment strategies are employed by Newton Investment Management North America, LLC (NIMNA), an affiliate of BNYM Investment Adviser.

NIMNA is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Opportunistic Small Cap Strategy. The portion of the fund's assets allocated to the Opportunistic Small Cap Strategy normally is invested primarily in equity securities of small cap companies. In constructing this portion of the fund's portfolio, the sub-adviser uses a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst. The lead portfolio manager responsible for the Opportunistic Small Cap Strategy selects securities that are believed to have attractive reward to risk opportunities and may actively adjust this portion of the fund's portfolio to reflect new developments.

NIMNA is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Small Cap Value Strategy. The portion of the fund's assets allocated to the Small Cap Value Strategy normally is invested primarily in equity securities of small cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers employ a value-based investment style, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. The portfolio managers responsible for the Small Cap Value Strategy focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase.

NIMNA is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Small Cap Growth Strategy. The portion of the fund's assets allocated to the Small Cap Growth Strategy normally is invested primarily in equity securities of small cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers employ a growth-oriented investment style, which means the portfolio managers seek to identify those small cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The portfolio managers responsible for the Small Cap Growth Strategy look for high quality companies, especially those with products or services that are believed to be leaders in their market niches. The portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

● Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

● Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

● Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

● Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Russell 2000® Index. The table also compares the average annual total returns of the fund's Class M shares and Investor shares to those of additional indices to show how the fund's performance compares with the returns of an index of small cap value stocks and an index of small cap growth stocks.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy—selecting stocks of small-capitalization domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund's performance for periods prior to August 20, 2012 shown in the bar chart and table reflects the fund's investment strategy in effect prior to that date.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2020: 31.79% Worst Quarter Q1, 2020: -27.54%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was -22.76%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M returns before taxes	11.34%	13.99%	14.13%
Class M returns after taxes on distributions	7.62%	11.59%	12.68%
Class M returns after taxes on distributions and sale of fund shares	8.13%	10.46%	11.42%
Investor returns before taxes	11.10%	13.70%	13.84%
Russell 2000® Index reflects no deductions for fees, expenses or taxes	14.82%	12.02%	13.23%
Russell 2000® Value Index reflects no deductions for fees, expenses or taxes	28.27%	9.07%	12.03%
Russell 2000® Growth Index reflects no deductions for fees, expenses or taxes	2.83%	14.53%	14.14%
Portfolio Management

The fund's investment adviser is BNYM Investment Adviser. BNYM Investment Adviser has engaged its affiliate, NIMNA, to serve as the fund's sub-adviser responsible for the portions of the fund's assets allocated to the Opportunistic Small Cap Strategy, the Small Cap Value Strategy and the Small Cap Growth Strategy.

Alicia Levine is the fund's primary portfolio manager responsible for investment allocation decisions, a position she has held since September 2021. Ms. Levine is Head of Equities, Capital Markets Advisory for BNY Mellon Wealth Management and Vice Chair of BNY Mellon Wealth Management's Investment Strategy Committee. She also is an employee of BNYM Investment Adviser and manages the fund in her capacity as an employee of BNYM Investment Adviser.

Investment decisions for the Opportunistic Small Cap Strategy are made by a team of portfolio managers employed by NIMNA. The team member who is primarily responsible for managing the fund's portfolio is Patrick Kent, CFA, CMT. Mr. Kent has served as lead portfolio manager for the Opportunistic Small Cap Strategy since March 2019. Mr. Kent is Head of Small Cap Equities and a portfolio manager at NIMNA.

Investment decisions for the Small Cap Value Strategy are made by a team of investment professionals employed by NIMNA. The team consists of Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA and Edward R. Walter, CFA. Messrs. Corrado and Walter and Ms. Brandaleone have been primary portfolio managers for the Small Cap Value Strategy since August 2012. Mr. Corrado is a portfolio manager at NIMNA. Ms. Brandaleone and Mr. Walter are each research analysts at NIMNA.

Investment decisions for the Small Cap Growth Strategy are made by a team of investment professionals employed by NIMNA. The team has consisted of Todd W. Wakefield, CFA since May 2013, Robert C. Zeuthen, CFA since August 2012, John R. Porter III since March 2017 and Karen Behr and Andrew Leger since September 2021. Mr. Porter is Chief Investment Officer and Head of Equity at NIMNA. Messrs. Wakefield and Zeuthen are research analysts at NIMNA. Ms. Behr and Mr. Leger are portfolio managers at NIMNA.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Focused Equity Opportunities Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.70	.70
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous other expenses	.05	.05
Total other expenses	.18	.43
Total annual fund operating expenses	.88	1.13

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$90	$281	$488	$1,084
Investor	$115	$359	$622	$1,375

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 44.48% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) to be positioned for long-term earnings growth. The fund may hold growth or value stocks or a blend of both. The fund may invest in the stocks of companies of any market capitalization, although it focuses on large-cap companies (generally, those companies with market capitalizations of $5 billion or more at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest up to 25% of its net assets in the equity securities of foreign issuers, including those in emerging market countries.

The fund's portfolio managers monitor sector and security weightings and regularly evaluate the fund's risk-adjusted returns to manage the risk profile of the fund's portfolio. The portfolio managers adjust exposure limits as necessary.

The fund typically sells a security when the fund's portfolio managers believe that the investment themes have changed or there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

● Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

● Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

● Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

● Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

● Market sector risk. To the extent the fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

● Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

● Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P 500® Index (S&P 500).

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2020: 21.57% Worst Quarter Q1, 2020: -21.19%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was -28.55%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M returns before taxes	30.19%	20.13%	17.40%
Class M returns after taxes on distributions	25.83%	17.01%	14.58%
Class M returns after taxes on distributions and sale of fund shares	20.66%	15.62%	13.73%
Investor returns before taxes	29.85%	19.83%	17.10%
S&P 500 reflects no deductions for fees, expenses or taxes	28.70%	18.47%	16.54%
Portfolio Management

The fund's investment adviser is BNYM Investment Adviser.

Donald M. Sauber and Thomas Lee are the fund's primary portfolio managers, positions they have held since March 2018. Messrs. Sauber and Lee are portfolio managers and senior equity analysts at BNY Mellon Wealth Management. They also are employees of BNYM Investment Adviser and manage the fund in their capacity as employees of BNYM Investment Adviser.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell

(redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon International Fund
Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.85	.85
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous other expenses	.05	.05
Total other expenses	.18	.43
Total annual fund operating expenses	1.03	1.28

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$105	$328	$569	$1,259
Investor	$130	$406	$702	$1,545

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 78.04% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund may invest in companies of any market capitalization. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund will limit its investments in any single company to no more than 5% of the fund's net assets at the time of purchase.

The stocks purchased may have value and/or growth characteristics. The fund's sub-adviser, Newton Investment Management North America, LLC (NIMNA), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser), employs a bottom-up investment approach which emphasizes individual stock selection.

The stock selection process is designed to produce a diversified portfolio that, relative to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund typically sells a stock when, in the view of the fund's sub-adviser, it appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the expectations of the fund's sub-adviser.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

● Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

● Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

● Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

● Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

● Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

● Management risk. The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the MSCI EAFE® Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the fund's investment adviser. Different investment strategies may lead to different performance results. The fund's performance for periods prior to August 6, 2015 shown in the bar chart and table reflects the fund's investment strategy in effect prior to that date.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q4, 2020: 16.52% Worst Quarter Q1, 2020: -24.00%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was -29.61%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M returns before taxes	9.31%	8.84%	7.70%
Class M returns after taxes on distributions	9.03%	8.54%	7.42%
Class M returns after taxes on distributions and sale of fund shares	6.07%	7.16%	6.40%
Investor returns before taxes	9.06%	8.59%	7.44%
MSCI EAFE® Index reflects no deductions for fees, expenses or taxes	11.26%	9.55%	8.03%
Portfolio Management

The fund's investment adviser is BNYM Investment Adviser. BNYM Investment Adviser has engaged its affiliate, NIMNA, to serve as the fund's sub-adviser.

James A. Lydotes, CFA is the fund's primary portfolio manager. Mr. Lydotes has been the primary portfolio manager of the fund since December 2015. Mr. Lydotes is the Deputy Chief Investment Officer of the Equity division and a portfolio manager at NIMNA.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Emerging Markets Fund
Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	1.15	1.15
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous other expenses	.15	.15
Total other expenses	.28	.53
Total annual fund operating expenses	1.43	1.68

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$146	$452	$782	$1,713
Investor	$171	$530	$913	$1,987

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 60.15% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging market countries generally include all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The fund's portfolio allocations, sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the MSCI Emerging Markets Index at any given time. Normally, the fund will invest in companies in a broad range of (and in any case at least five different) emerging market countries and may invest in companies of any market capitalization. The stocks purchased for the fund may have value and/or growth characteristics.

The fund's sub-adviser, Newton Investment Management Limited (NIM), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser), employs a bottom-up investment approach which emphasizes individual stock selection. In selecting stocks for the fund's portfolio, NIM considers the qualitative and quantitative attributes of companies within the emerging markets investment universe, including governance standards, long term growth outlook, business franchise quality, pricing power, returns on invested capital and financial leverage. The stock selection process is designed to produce a diversified portfolio of equity securities perceived by NIM to have attractive quality and growth characteristics and priced at a level that offers an attractive risk-reward profile for investors. The fund may overweight or underweight certain emerging market countries, companies, industries or market sectors relative to the MSCI Emerging Markets Index. In addition, the fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular emerging market countries. As of the date of this prospectus, the fund expects to have significant exposure to securities of companies in China, India, South Korea and Taiwan. The fund also currently expects to have significant exposure to securities of companies in the information technology, financials and consumer staples sectors.

The fund typically sells a stock when the fund's sub-adviser determines the attributes of the business have fundamentally deteriorated relative to their previously held view, or when developments (including stock price moves) have caused the risk-reward profile of the investment to have fundamentally deteriorated.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

● Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

● Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

● Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

● Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

● Country, company, industry and market sector risk. The fund may overweight or underweight its investments in certain countries, companies, industries or market sectors relative to the MSCI Emerging Markets Index, which may cause the fund's performance to be more or less sensitive to positive or negative developments affecting those countries, companies, industries or sectors.

● China risk. Investments in China are subject to the risks associated with greater governmental control over the economy, political and legal uncertainties and currency fluctuations or blockage. In particular, the Chinese

Communist Party exercises significant control over economic growth in China through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Attempts by the government of the People's Republic of China to exert greater control over Hong Kong's economic, political and legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance of issuers located in Hong Kong. The Chinese economy and markets may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China's economy may be dependent on the economies of other Asian countries, many of which are developing countries. In addition, the imposition of tariffs or other trade barriers by the U.S. or other foreign governments on exports from China may have an adverse impact on Chinese issuers and China's economy as a whole. Additionally, U.S. executive orders current prohibit U.S. persons, including the fund, from transacting in securities of any Chinese company identified as a "Communist Chinese military company" or determined to be involved with China's "surveillance technology sector," including transactions in instruments that are derivative of, or are designed to provide investment exposure to, prohibited securities of such companies. It is unclear how long the executive orders will continue in effect, but to the extent that they do and further companies are designated, there may be a material adverse impact on the value of those securities.

● India risk. Investments in Indian issuers involve risks that are specific to India, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, and exchange control regulations (including currency blockage). The securities markets in India are relatively underdeveloped and may subject the fund to higher transaction costs or greater uncertainty than investments in more developed securities markets. Further, the fund's investments are subject to fluctuations in the value of the Indian rupee. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of India. A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the fund. Also, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. In addition, religious and border disputes persist in India. India has historically experienced hostilities with neighboring countries, such as Pakistan and China, and the Indian government has confronted separatist movements in several Indian states. Instability as a result of these social and political tensions could adversely impact the value of the fund's investments in India.

● South Korea risk. Investments in South Korean issuers may subject the fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea's neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of such hostilities, may have a severe adverse effect on the South Korean economy.

● Taiwan risk. Investments in Taiwanese issuers involve risks that are specific to Taiwan, including legal, regulatory, political, currency and economic risks. Political and economic developments of Taiwan's neighbors may have an adverse effect on Taiwan's economy. Specifically, Taiwan's geographic proximity and history of political contention with mainland China have resulted in ongoing tensions, which may materially affect the Taiwanese economy and its securities market.

● Information technology sector risk. The information technology sector has been among the most volatile sectors of the stock market. To the extent the fund's investments are significantly exposed to companies in the information technology sector, the fund's performance will be significantly affected by developments in that sector. Information technology companies involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain information technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors. Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled.

● Financials sector risk. Companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets and cause certain financial services companies to incur large losses.

● Consumer staples sector risk. The consumer staples sector can be significantly affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates, consumer confidence, and the cost of commodities.

● Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

● Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

● Management risk. The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the MSCI Emerging Markets Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the fund's investment adviser. In addition, effective October 21, 2022, NIM became the fund's sub-adviser and the fund's investment approach, process and strategy was modified. Different investment strategies may lead to different performance results. The fund's performance for periods prior to August 6, 2015 and October 21, 2022 shown in the bar chart and table reflects the fund's investment strategy in effect prior to those dates.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2020: 20.19% Worst Quarter Q1, 2020: -26.73%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was -28.90%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M returns before taxes	5.40%	10.80%	5.35%
Class M returns after taxes on distributions	5.16%	10.75%	5.36%
Class M returns after taxes on distributions and sale of fund shares	3.82%	8.84%	4.53%
Investor returns before taxes	5.12%	10.52%	5.08%
MSCI Emerging Markets Index reflects no deductions for fees, expenses or taxes	-2.54%	9.87%	5.49%
Portfolio Management

The fund's investment adviser is BNYM Investment Adviser. BNYM Investment Adviser has engaged its affiliate, NIM, to serve as the fund's sub-adviser.

Paul Birchenough, Alex Khosla and Ian Smith are the fund's primary portfolio managers, positions they have held since October 2022. Messrs. Birchenough and Smith are the co-lead portfolio managers of the fund. Each portfolio manager is an investment manager on the emerging markets equity team at NIM.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon International Equity Income Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.85	.85
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous other expenses	.27	.27
Total other expenses	.40	.65
Total annual fund operating expenses	1.25	1.50

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$127	$397	$686	$1,511
Investor	$153	$474	$818	$1,791

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 45.62% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those in emerging market countries. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed and emerging market countries. The fund may invest in the stocks of companies of any market capitalization.

The fund's sub-adviser, Newton Investment Management North America, LLC (NIMNA), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser), selects stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of stock characteristics to identify and rank stocks based on earnings quality. Based on this analysis, the sub-adviser generally selects from the higher ranked dividend-paying securities those stocks that it believes will continue to pay above-average dividends. The fund will seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Morgan Stanley Capital International All Country World Ex-U.S.A. Index (MSCI ACWI Ex-USA), an unmanaged index that measures the equity market performance of developed and emerging market countries, excluding the United States.

The fund typically sells a stock when, in the view of the fund's sub-adviser, it becomes less attractive based on the stock's dividend yield and/or earnings quality. The fund's sub-adviser also may reduce the weighting of a stock held by the fund if it or the country in which the issuer is located becomes overweighted as determined by the sub-adviser.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

● Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

● Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

● Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

● Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

● Market sector risk. To the extent the fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

● Management risk. The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the MSCI ACWI ex-USA Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q4, 2020: 16.92% Worst Quarter Q1, 2020: -27.29%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was -22.61%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M returns before taxes	12.13%	6.19%	4.67%
Class M returns after taxes on distributions	11.61%	5.72%	4.14%
Class M returns after taxes on distributions and sale of fund shares	8.43%	5.28%	4.01%
Investor returns before taxes	11.87%	5.80%	4.35%
MSCI ACWI ex-USA Index reflects no deductions for fees, expenses or taxes	7.82%	9.61%	7.28%
Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management North America, LLC (NIMNA), to serve as the fund's sub-adviser.

Peter D. Goslin, CFA is the fund's primary portfolio manager. Mr. Goslin has been a primary portfolio manager of the fund since July 2015. Mr. Goslin is a portfolio manager at NIMNA.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Bond Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.40	.40
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous other expenses	.02	.02
Total other expenses	.15	.40
Total annual fund operating expenses	.55	.80

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$56	$176	$307	$689
Investor	$82	$255	$444	$990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 88.66% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) actively manages the fund's bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. BNYM Investment Adviser will use other techniques in an attempt to manage market risk and duration.

The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment Adviser. Investments in bonds may include government securities, corporate bonds, mortgage-related securities and municipal securities. Generally, the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The fund typically sells a security when the fund's portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

● Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

● Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

● Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

● Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

● Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. As an example, elevated costs or shortfalls in revenue associated with the spread of the COVID-19 outbreak could affect the ability of municipal issuers to make payments on debt obligations when due. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

● Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

● Management risk. The investment process used by the fund's portfolio manager could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Bloomberg U.S. Aggregate Bond Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2020: 4.00% Worst Quarter Q2, 2013: -2.98%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was -15.03%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M returns before taxes	-1.50%	3.63%	2.95%
Class M returns after taxes on distributions	-2.42%	2.35%	1.65%
Class M returns after taxes on distributions and sale of fund shares	-0.89%	2.26%	1.73%
Investor returns before taxes	-1.70%	3.36%	2.69%
Bloomberg U.S. Aggregate Bond Index reflects no deductions for fees, expenses or taxes	-1.54%	3.57%	2.90%
Portfolio Management

The fund's investment adviser is BNYM Investment Adviser.

John F. Flahive is the fund's primary portfolio manager, a position he has held since August 2005. Mr. Flahive is a senior vice president at BNY Mellon Wealth Management. Mr. Flahive also is an employee of BNYM Investment Adviser and manages the fund in his capacity as an employee of BNYM Investment Adviser.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Intermediate Bond Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.40	.40
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous other expenses	.03	.03
Total other expenses	.16	.41
Total annual fund operating expenses	.56	.81

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$57	$179	$313	$701
Investor	$83	$259	$450	$1,002

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 31.46% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) actively manages bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. BNYM Investment Adviser will use other techniques in an attempt to manage market risk and duration.

The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment Adviser. Investments in bonds may include government securities, corporate bonds and municipal securities. Generally, the fund's average effective portfolio maturity will be between 3 and 10 years and the average effective duration of the fund's portfolio will be between 2.5 and 5.5 years. The fund may invest in individual bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The fund typically sells a security when the fund's portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

● Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

● Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

● Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

● Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. As an example, elevated costs or shortfalls in revenue associated with the spread of the COVID-19 outbreak could affect the ability of municipal issuers to make payments on debt obligations when due. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

● Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

● Management risk. The investment process used by the fund's portfolio manager could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Bloomberg U.S. Intermediate Government/Credit Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2020: 3.36% Worst Quarter Q2, 2013: -2.25%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was -7.89%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M returns before taxes	-1.04%	2.52%	1.99%
Class M returns after taxes on distributions	-1.86%	1.62%	1.07%
Class M returns after taxes on distributions and sale of fund shares	-0.61%	1.54%	1.13%
Investor returns before taxes	-1.24%	2.27%	1.74%
Bloomberg U.S. Intermediate Government/Credit Index reflects no deductions for fees, expenses or taxes	-1.44%	2.91%	2.38%
Portfolio Management

The fund's investment adviser is BNYM Investment Adviser.

John F. Flahive is the fund's primary portfolio manager, a position he has held since March 2006. Mr. Flahive is a senior vice president at BNY Mellon Wealth Management. Mr. Flahive also is an employee of BNYM Investment Adviser and manages the fund in his capacity as an employee of BNYM Investment Adviser.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Corporate Bond Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.40	.40
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous other expenses	.03	.03
Total other expenses	.16	.41
Total annual fund operating expenses	.56	.81

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$57	$179	$313	$701
Investor	$83	$259	$450	$1,002

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 25.87% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds. BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. BNYM Investment Adviser will use other techniques in an attempt to manage market risk and duration.

BNYM Investment Adviser actively manages the fund's bond market and maturity exposure and credit profile. The fund normally invests at least 80% of its net assets in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment Adviser, with at least 65% of such investment grade bonds issued by corporations or the U.S. government or its agencies. Generally, the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

In selecting corporate bonds for investment, the fund's portfolio manager analyzes fundamental metrics, including the issuer's cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macro economic factors.

The fund typically sells a security when the fund's portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

● Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

● Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

● Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

● Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

● Market sector risk. To the extent the fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

● Management risk. The investment process used by the fund's portfolio manager could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Bloomberg U.S. Intermediate Credit Index and the Bloomberg U.S. Credit Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2020: 8.88% Worst Quarter Q1, 2020: -5.70%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was -14.04%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	Since Inception (3/2/2012)
Class M returns before taxes	0.12%	4.92%	4.30%
Class M returns after taxes on distributions	-1.33%	3.34%	2.81%
Class M returns after taxes on distributions and sale of fund shares	0.15%	3.10%	2.65%
Investor returns before taxes	-0.14%	4.69%	4.04%
Bloomberg U.S. Intermediate Credit Index reflects no deductions for fees, expenses or taxes	-1.03%	3.77%	3.32%*
Bloomberg U.S. Credit Index reflects no deductions for fees, expenses or taxes	-1.08%	5.05%	4.23%*

* For comparative purposes, the value of the Index on February 29, 2012 is used as the beginning value on March 2, 2012.

Portfolio Management

The fund's investment adviser is BNYM Investment Adviser.

John F. Flahive is the fund's primary portfolio manager, a position he has held since March 2012. Mr. Flahive is a senior vice president at BNY Mellon Wealth Management. Mr. Flahive also is an employee of BNYM Investment Adviser and manages the fund in his capacity as an employee of BNYM Investment Adviser.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Short-Term U.S. Government Securities Fund
Investment Objective

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.35	.35
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous other expenses	.11	.11
Total other expenses	.24	.49
Total annual fund operating expenses	.59	.84
Fee waiver and/or expense reimbursement*	(.09)	(.09)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.50	.75

*The fund's investment adviser, BNY Mellon Investment Adviser Inc. (BNYM Investment Adviser), has contractually agreed, until December 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .50%. On or after December 30, 2023, BNYM Investment Adviser may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by BNYM Investment Adviser. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$51	$180	$320	$729
Investor	$77	$259	$457	$1,029

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 65.86% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities. The fund may invest in mortgage-related securities issued by U.S. government agencies or instrumentalities. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically in choosing securities, the fund's portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio manager then seeks to identify potentially profitable sectors before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time. The fund may engage in frequent trading.

Generally, the fund's average effective portfolio maturity and the average effective duration of the fund's portfolio will be less than three years. The fund may invest in individual bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The fund typically sells a security when the fund's portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

● Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

● Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

● Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

● Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

● Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement.

● Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

● Management risk. The investment process used by the fund's portfolio manager could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Bloomberg U.S. Government 1-3 Year Bond Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q1, 2020: 2.13% Worst Quarter Q4, 2021: -0.61%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was -3.87%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M returns before taxes	-0.89%	1.21%	0.67%
Class M returns after taxes on distributions	-1.54%	0.52%	0.11%
Class M returns after taxes on distributions and sale of fund shares	-0.52%	0.63%	0.27%
Investor returns before taxes	-1.18%	0.96%	0.42%
Bloomberg U.S. Government 1-3 Year Bond Index reflects no deductions for fees, expenses or taxes	-0.60%	1.62%	1.10%
Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).

Lawrence R. Dunn is the fund's primary portfolio manager, a position he has held since the fund's inception in October 2000. Mr. Dunn is a vice president at BNY Mellon Wealth Management. Mr. Dunn also is an employee of BNYM Investment Adviser and manages the fund in his capacity as an employee of BNYM Investment Adviser.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon National Intermediate Municipal Bond Fund
Investment Objective

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.35	.35
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous other expenses	.02	.02
Total other expenses	.15	.40
Total annual fund operating expenses	.50	.75

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$51	$160	$280	$628
Investor	$77	$240	$417	$930

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 65.37% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income tax. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNY Mellon Investment Adviser, Inc. (BNYM

Investment Adviser). Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

The fund typically sells a security when the fund's portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. As an example, elevated costs or shortfalls in revenue associated with the spread of the COVID-19 outbreak could affect the ability of municipal issuers to make payments on debt obligations when due. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

● Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

● Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

● Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P Municipal Bond Investment Grade Intermediate Index and the S&P Municipal Bond Intermediate Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2020: 2.90% Worst Quarter Q4, 2016: -3.47%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was -10.65%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M returns before taxes	1.18%	3.62%	3.00%
Class M returns after taxes on distributions	1.05%	3.58%	2.95%
Class M returns after taxes on distributions and sale of fund shares	1.54%	3.33%	2.89%
Investor returns before taxes	0.92%	3.35%	2.74%
S&P Municipal Bond Investment Grade Intermediate Index reflects no deductions for fees, expenses or taxes	0.89%	3.76%	3.28%*
S&P Municipal Bond Intermediate Index reflects no deductions for fees, expenses or taxes	1.09%	3.84%	3.38%

*The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

Portfolio Management

The fund's investment adviser is BNYM Investment Adviser.

John F. Flahive and Mary Collette O'Brien are the fund's primary portfolio managers, positions they have held since October 2000 and March 2006, respectively. Mr. Flahive is a senior vice president and Ms. O'Brien is a managing director at BNY Mellon Wealth Management. Mr. Flahive and Ms. O'Brien also are employees of BNYM Investment Adviser and manage the fund in their capacity as employees of BNYM Investment Adviser.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal income tax. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon National Short-Term Municipal Bond Fund
Investment Objective

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.35	.35
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous other expenses	.03	.03
Total other expenses	.16	.41
Total annual fund operating expenses	.51	.76
Fee waiver and/or expense reimbursement*	(.07)	(.07)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.44	.69

*The fund's investment adviser, BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser), has contractually agreed, until December 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .44%. On or after December 30, 2023, BNYM Investment Adviser may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by BNYM Investment Adviser. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$45	$156	$278	$634
Investor	$70	$236	$415	$936

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 92.90% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income tax. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). Generally, the fund's average effective portfolio maturity and the average effective duration of the fund's portfolio will be less than three years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The fund typically sells a security when the fund's portfolio manager believes that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. As an example, elevated costs or shortfalls in revenue associated with the spread of the COVID-19 outbreak could affect the ability of municipal issuers to make payments on debt obligations when due. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

● Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

● Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

● Management risk. The investment process used by the fund's portfolio manager could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P Municipal Bond Investment Grade Short Index and the S&P Municipal Bond Short Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2020: 1.82% Worst Quarter Q1, 2020: -0.98%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was -3.98%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M returns before taxes	0.22%	1.49%	.99%
Class M returns after taxes on distributions	0.22%	1.49%	.98%
Class M returns after taxes on distributions and sale of fund shares	0.56%	1.42%	1.00%
Investor returns before taxes	-0.04%	1.23%	0.75%
S&P Municipal Bond Investment Grade Short Index reflects no deductions for fees, expenses or taxes	0.35%	1.72%	1.32%*
S&P Municipal Bond Short Index reflects no deductions for fees, expenses or taxes	0.41%	1.75%	1.35%

*The S&P Municipal Bond Investment Grade Short Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period.

Portfolio Management

The fund's investment adviser is BNYM Investment Adviser.

John F. Flahive is the fund's primary portfolio manager, a position he has held since September 2015. Mr. Flahive is a senior vice president at BNY Mellon Wealth Management. He also is an employee of BNYM Investment Adviser and manages the fund in his capacity as an employee of BNYM Investment Adviser.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal income tax. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Investment Objective

The fund seeks as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.50	.50
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous other expenses	.10	.10
Total other expenses	.23	.48
Total annual fund operating expenses	.73	.98
Fee waiver and/or expense reimbursement*	(.14)	(.14)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.59	.84

*The fund's investment adviser, BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser), has contractually agreed, until December 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59%. On or after December 30, 2023, BNYM Investment Adviser may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by BNYM Investment Adviser. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$60	$219	$392	$893
Investor	$86	$298	$528	$1,189

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 66.46% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. These municipal bonds include those issued by the Commonwealth of Pennsylvania as well as those issued by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The fund typically sells a security when the fund's portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. As an example, elevated costs or shortfalls in revenue associated with the spread of the COVID-19 outbreak could affect the ability of municipal issuers to make payments on debt obligations when due. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

● Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

● Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.

● State-specific risk. The fund is subject to the risk that Pennsylvania's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in the municipal obligations of a single state makes the fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

● Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P Municipal Bond Investment Grade Intermediate Index and the S&P Municipal Bond Intermediate Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q1, 2019: 2.68% Worst Quarter Q4, 2016: -3.41%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was -10.69%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M returns before taxes	1.16%	3.59%	2.69%
Class M returns after taxes on distributions	0.93%	3.49%	2.56%
Class M returns after taxes on distributions and sale of fund shares	1.58%	3.28%	2.63%
Investor returns before taxes	0.91%	3.31%	2.44%
S&P Municipal Bond Investment Grade Intermediate Index* reflects no deductions for fees, expenses or taxes	0.89%	3.76%	3.28%**
S&P Municipal Bond Intermediate Index* reflects no deductions for fees, expenses or taxes	1.09%	3.84%	3.38%

*Unlike the fund, the index is not limited to obligations issued by a single state or municipalities in that state.

**The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

Portfolio Management

The fund's investment adviser is BNYM Investment Adviser.

Mary Collette O'Brien and Gregory J. Conant are the fund's primary portfolio managers. Ms. O'Brien has held that position since the fund's inception in October 2000. Mr. Conant has held that position since September 2015. Ms. O'Brien is a managing director and Mr. Conant is a vice president at BNY Mellon Wealth Management. Ms. O'Brien and Mr. Conant also are employees of BNYM Investment Adviser and manage the fund in their capacity as employees of BNYM Investment Adviser.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal and Pennsylvania state income taxes. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal and Pennsylvania state income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Objective

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.35	.35
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous Other expenses	.06	.06
Total other expenses	.19	.44
Total annual fund operating expenses	.54	.79

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$55	$173	$302	$677
Investor	$81	$252	$439	$978

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 49.94% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. These municipal bonds include those issued by the Commonwealth of Massachusetts as well as those issued by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNY Mellon Investment Adviser, Inc. (BNYM

Investment Adviser). Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The fund typically sells a security when the fund's portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. As an example, elevated costs or shortfalls in revenue associated with the spread of the COVID-19 outbreak could affect the ability of municipal issuers to make payments on debt obligations when due. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

● Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

● Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.

● State-specific risk. The fund is subject to the risk that Massachusetts' economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in the municipal obligations of a single state makes the fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

● Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P Municipal Bond Investment Grade Intermediate Index and the S&P Municipal Bond Intermediate Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q1, 2019: 2.92% Worst Quarter Q4, 2016: -3.50%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was -10.30%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M returns before taxes	0.90%	3.36%	2.62%
Class M returns after taxes on distributions	0.89%	3.36%	2.56%
Class M returns after taxes on distributions and sale of fund shares	1.29%	3.10%	2.57%
Investor returns before taxes	0.65%	3.10%	2.36%
S&P Municipal Bond Investment Grade Intermediate Index* reflects no deductions for fees, expenses or taxes	0.89%	3.76%	3.28%**
S&P Municipal Bond Intermediate Index* reflects no deductions for fees, expenses or taxes	1.09%	3.84%	3.38%
*Unlike the fund, the index is not limited to obligations issued by a single state or municipalities in that state.

**The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

Portfolio Management

The fund's investment adviser is BNYM Investment Adviser.

Mary Collette O'Brien and Stephen J. O'Brien are the fund's primary portfolio managers, positions they have held since March 2006 and September 2015, respectively. Ms. O'Brien is a managing director and Mr. O'Brien is a senior associate at BNY Mellon Wealth Management. Ms. O'Brien and Mr. O'Brien also are employees of BNYM Investment Adviser and manage the fund in their capacity as employees of BNYM Investment Adviser.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal and Massachusetts state income taxes. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal and Massachusetts state income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Investment Objective

The fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.50	.50
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous other expenses	.11	.11
Total other expenses	.24	.49
Total annual fund operating expenses	.74	.99
Fee waiver and/or expense reimbursement*	(.15)	(.15)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.59	.84

*The fund's investment adviser, BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser), has contractually agreed, until December 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59%. On or after December 30, 2023, BNYM Investment Adviser may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by BNYM Investment Adviser. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$60	$221	$397	$904
Investor	$86	$300	$532	$1,199

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 67.51% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. These municipal bonds include those issued by New York state and New York city as well as those issued by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). Generally, the fund's average effective portfolio maturity will be between three and ten years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The fund typically sells a security when the fund's portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. As an example, elevated costs or shortfalls in revenue associated with the spread of the COVID-19 outbreak could affect the ability of municipal issuers to make payments on debt obligations when due. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

● Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

● Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.

● State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in the municipal obligations of a single state makes the fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification. The effects of this risk may be particularly heightened during economic and social disruptions associated with combating the outbreak of COVID-19 in New York state and New York city.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

● Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M and Investor shares to those of the S&P Municipal Bond Investment Grade Intermediate Index and the S&P Municipal Bond Intermediate Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q1, 2019: 2.70% Worst Quarter Q4, 2016: -3.42%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was -11.28%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M returns before taxes	1.74%	3.42%	2.85%
Class M returns after taxes on distributions	1.41%	3.27%	2.66%
Class M returns after taxes on distributions and sale of fund shares	1.85%	3.12%	2.71%
Investor returns before taxes	1.49%	3.16%	2.59%
S&P Municipal Bond Investment Grade Intermediate Index* reflects no deductions for fees, expenses or taxes	0.89%	3.76%	3.28%**
S&P Municipal Bond Intermediate Index* reflects no deductions for fees, expenses or taxes	1.09%	3.84%	3.38%

*Unlike the fund, the Index is not limited to obligations issued by a single state or municipalities in that state.
**The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

Portfolio Management

The fund's investment adviser is BNYM Investment Adviser.

John F. Flahive and Gregory J. Conant are the fund's primary portfolio managers, positions they have held since September 2008 and September 2015, respectively. Mr. Flahive is a senior vice president and Mr. Conant is a vice president at BNY Mellon Wealth Management. Messrs. Flahive and Conant also are employees of BNYM Investment Adviser and manage the fund in their capacity as employees of BNYM Investment Adviser.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal, New York state and New York city income taxes. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal, New York state and New York city income taxes, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Municipal Opportunities Fund
Investment Objective

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.50	.50
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous other expenses	.02	.02
Total other expenses	.15	.40
Total annual fund operating expenses	.65	.90

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$66	$208	$362	$810
Investor	$92	$287	$498	$1,108

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 57.75% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar-denominated fixed-income securities that provide income exempt from federal personal income tax (municipal bonds). Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its net assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities such as Brady bonds and sovereign debt obligations.

The fund invests at least 50% of its net assets in fixed-income securities that are rated investment grade (i.e., Baa/BBB or higher) or are the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). For additional yield, the fund may invest up to 50% of its net assets in fixed-income securities that are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by BNYM Investment Adviser. The fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The dollar-weighted average maturity of the fund's portfolio will vary from time to time depending on the portfolio manager's views on the direction of interest rates. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The fund's portfolio manager seeks to deliver value added excess returns ("alpha") by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets.

The fund typically sells a security when the fund's portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The fund may use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration, interest rate or foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically futures (including those relating to securities, indices, foreign currencies and interest rates). The fund also may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means delivery and payment take place at a future date at a predetermined price and/or yield.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. As an example, elevated costs or shortfalls in revenue associated with the spread of the COVID-19 outbreak could affect the ability of municipal issuers to make payments on debt obligations when due. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

● Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

● Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

● High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

● Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

● Forward commitments risk. Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). When purchasing a security on a forward commitment basis, the fund would assume the risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

● Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

● Management risk. The investment process used by the fund's portfolio manager could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Bloomberg U.S. Municipal Bond Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q1, 2014: 4.18% Worst Quarter Q1, 2020: -3.83%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was -13.71%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M returns before taxes	3.51%	4.99%	4.65%
Class M returns after taxes on distributions	3.47%	4.96%	4.52%
Class M returns after taxes on distributions and sale of fund shares	3.15%	4.57%	4.32%
Investor returns before taxes	3.18%	4.72%	4.39%
Bloomberg U.S. Municipal Bond Index reflects no deductions for fees, expenses or taxes	1.52%	4.17%	3.72%
Portfolio Management

The fund's investment adviser is BNYM Investment Adviser.

John F. Flahive is the fund's primary portfolio manager, a position he has held since the fund's inception in October 2008. Mr. Flahive is senior vice president at BNY Mellon Wealth Management. He also is an employee of BNYM Investment Adviser and manages the fund in his capacity as an employee of BNYM Investment Adviser.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal income tax. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Asset Allocation Fund
Investment Objective

The fund seeks long-term growth of principal in conjunction with current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees*	.33	.33
Other expenses:
Shareholder services fees	none	.25
Administration fees	.05	.05
Miscellaneous other expenses	.04	.04
Total other expenses	.09	.34
Acquired fund fees and expenses**	.46	.46
Total annual fund operating expenses	.88	1.13
Fee waiver and/or expense reimbursement***	(.01)	(.01)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.87	1.12

*The fund has agreed to pay an investment advisory fee at the rate of .65% applied to that portion of its average daily net assets allocated to direct investments in equity securities, at the rate of .40% applied to that portion of its average daily net assets allocated to direct investments in debt securities, and at the rate of .15% applied to that portion of its average daily net assets allocated to money market instruments or the underlying funds.
**"Acquired fund fees and expenses" are incurred indirectly by the fund as a result of its investment in investment companies (underlying funds). These fees and expenses are not included in the Financial Highlights tables; accordingly, total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights tables.
***The fund's investment adviser, BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser), has contractually agreed, until December 30, 2023, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of neither class (including indirect fees and expenses of the underlying funds, but excluding shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .87%. On or after December 30, 2023, BNYM Investment Adviser may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$89	$280	$487	$1,083
Investor	$114	$358	$621	$1,374

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 29.76% of the average value of its portfolio.

Principal Investment Strategy

The fund may invest in both individual securities and other investment companies, including other series of BNY Mellon Funds Trust (the Trust), funds in the BNY Mellon Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (referred to below as the "underlying funds"), which in turn may invest directly in the asset classes described below. To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) allocates the fund's investments (directly and/or through investment in the underlying funds) among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. The underlying funds are selected by BNYM Investment Adviser based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. The fund may change the underlying funds – whether affiliated or unaffiliated – from time to time without notice to fund shareholders. The fund may invest directly in the equity securities of large-cap companies (generally those with total market capitalizations of $5 billion or more) and in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) or, if unrated, deemed to be of comparable quality by BNYM Investment Adviser, at the time of purchase.

The fund is not required to maintain exposure to any particular asset class and BNYM Investment Adviser determines whether to invest in a particular asset class and whether to invest directly in securities or through an underlying fund, and sets the target allocations. The asset classes and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the asset classes, and the underlying funds selected by BNYM Investment Adviser (none of which currently are exchange-traded funds (ETFs) or closed-end funds) as fund investment options as of the date of this prospectus were as follows:

Asset Class	Target	Range
Large Cap Equities Direct Investments BNY Mellon Focused Equity Opportunities Fund BNY Mellon Income Stock Fund BNY Mellon Appreciation Fund, Inc. BNY Mellon U.S. Equity Fund BNY Mellon Research Growth Fund, Inc. BNY Mellon Dynamic Value Fund	24%	20% to 45%
Small Cap and Mid Cap Equities BNY Mellon Mid Cap Multi-Strategy Fund BNY Mellon Small Cap Multi-Strategy Fund BNY Mellon Select Managers Small Cap Value Fund BNY Mellon Select Managers Small Cap Growth Fund	11%	5% to 20%
Developed International and Global Equities BNY Mellon International Fund BNY Mellon International Equity Fund BNY Mellon Global Stock Fund BNY Mellon International Stock Fund BNY Mellon Global Real Estate Securities Fund	12%	5% to 20%
Emerging Markets Equities BNY Mellon Emerging Markets Fund	5%	0% to 20%
Investment Grade Bonds Direct Investments BNY Mellon Short-Term U.S. Government Securities Fund BNY Mellon Intermediate Bond Fund BNY Mellon Corporate Bond Fund	27%	20% to 55%

Asset Class	Target	Range
Unaffiliated Investment Company
High Yield Bonds BNY Mellon High Yield Fund BNY Mellon Floating Rate Income Fund	3%	0% to 10%
Emerging Markets Debt Unaffiliated Investment Company	0%	0% to 10%
Diversifying Strategies BNY Mellon Dynamic Total Return Fund Unaffiliated Investment Companies	17%	0% to 20%
Money Market Instruments Direct Investments	1%	0% to 10%

The asset classes and the target weightings and ranges have been selected for investment over longer time periods based on BNYM Investment Adviser's expectation that the selected securities and underlying funds, in combination, will be appropriate to achieve the fund's investment objective. The target weightings will deviate over the short term because of market movements and fund cash flows. If appreciation or depreciation in the value of selected securities or an underlying fund's shares causes the percentage of the fund's assets invested in an asset class to fall outside the applicable investment range, BNYM Investment Adviser will consider whether to reallocate the fund's assets, but is not required to do so. BNYM Investment Adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the asset classes, underlying funds or the allocation weightings may be implemented over a reasonable period of time. BNYM Investment Adviser has the discretion to change the asset classes, whether to invest directly in securities or through an underlying fund, and the target allocations and ranges, without shareholder approval or prior notice, when BNYM Investment Adviser deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load or distribution and/or service fee.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

The fund invests in shares of the underlying funds and thus the fund is subject to the same principal investment risks as the underlying funds in which it invests, which are described in the fund's prospectus and/or below. For more information regarding these risks, see the prospectus for the specific underlying fund. The fund's investments in shares of the underlying funds may involve duplication of advisory fees and certain other expenses.

● Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among the asset classes and the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal. The underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.

● Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

● Correlation risk. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities can also fall in tandem.

● Conflicts of interest risk. BNYM Investment Adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. BNYM Investment Adviser or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as BNYM Investment Adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition,

BNYM Investment Adviser recommends asset allocations among these underlying funds, each of which pays advisory fees at different rates to BNYM Investment Adviser or its affiliates. These situations are considered by the Trust's board when it reviews the asset allocations for the fund.

● Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

● Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

● Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

● Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

● Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

● Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

● Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

● Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

● Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

● Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

● High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. No active trading market may exist for some of the floating rate loans in which the fund invests and certain loans may be subject to restrictions on resale. Because some floating rate loans that the fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the fund than for mutual funds that invest primarily in other types of fixed income instruments or equity securities.

● ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

● Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Morningstar Moderate Target Risk Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2020: 15.93% Worst Quarter Q1, 2020: -16.45%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was -20.55%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M returns before taxes	16.03%	11.77%	9.58%
Class M returns after taxes on distributions	14.06%	10.13%	8.02%
Class M returns after taxes on distributions and sale of fund shares	10.48%	8.97%	7.32%
Investor returns before taxes	15.75%	11.48%	9.32%
Morningstar Moderate Target Risk Index reflects no deductions for fees, expenses or taxes	10.19%	10.07%	8.75%
Portfolio Management

The fund's investment adviser is BNYM Investment Adviser.

Alicia Levine is the fund's primary portfolio manager responsible for investment allocation decisions, a position she has held since June 2022. Ms. Levine is Head of Equities, Capital Markets Advisory for BNY Mellon Wealth Management and Vice Chair of BNY Mellon Wealth Management's Investment Strategy Committee. She also is an employee of BNYM Investment Adviser and manages the fund in her capacity as an employee of BNYM Investment Adviser.

Thomas Murphy and Michael Mongelluzzo are the fund's primary portfolio managers responsible for managing the portion of the fund's assets invested directly in large cap equity securities. Messrs. Murphy and Mongelluzzo have been primary portfolio managers of the fund with respect to such portion of the fund's assets since December 2019. Mr. Murphy is a managing director on the Tax-Managed Equity team at BNY Mellon Wealth Management. Mr. Mongelluzzo is vice president and portfolio manager on the Tax-Managed Equity team at BNY Mellon Wealth Management. Messrs. Murphy and Mongelluzzo also are employees of BNYM Investment Adviser and manage the portion of the fund's assets invested directly in large cap equity securities in their capacity as employees of BNYM Investment Adviser.

John F. Flahive is the fund's primary portfolio manager responsible for managing the portion of the fund's assets allocated to individual fixed-income securities, a position he has held since March 2006. Mr. Flahive is a senior vice president at BNY Mellon Wealth Management. He also is an employee of BNYM Investment Adviser and manages the portion of the fund's assets allocated to individual fixed-income securities in his capacity as an employee of BNYM Investment Adviser.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Government Money Market Fund

Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.15	.15
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous other expenses	.04	.04
Total other expenses	.17	.42
Total annual fund operating expenses	.32	.57

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$33	$103	$180	$406
Investor	$58	$183	$318	$714
Principal Investment Strategy

The fund pursues its investment objective by investing only in government securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest), repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is a "government money market fund," as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by government securities and/or cash, and cash. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, which include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government.

The fund seeks to invest in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities and enter into repurchase agreements that present minimal credit risk, based on the assessment of BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) of the issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, among other factors. As part of this assessment, to the extent relevant information is available, BNYM Investment Adviser also evaluates whether environmental, social and governance (ESG) factors could have a positive, negative or neutral impact on the entity's financial condition (including cash flows, revenues, and short-term debt coverage) and competitive positioning or reputation within the relevant sector. The relevance and significance of these ESG factors to an entity's financial condition, competitive positioning or reputation vary and are dependent on the specific sector in which an issuer, guarantor or counterparty operates.

With respect to counterparties to repurchase agreements, relevant ESG considerations may include carbon financing and exposure, privacy and data security, responsible investments, corporate governance, business ethics, and financial system stability.

As part of its credit risk analysis, BNYM Investment Adviser evaluates material ESG factors for the U.S. government and U.S. government agencies or instrumentalities. These factors are evaluated from a sovereign perspective and may include environmental risks such as natural disasters, weather patterns and climate change; social factors such as long-term demographic trends, health equality and education standards; and governance factors such as the quality of institutional frameworks. In this regard, ESG considerations are generally expected to have a neutral impact on investment decisions pertaining to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as other factors such as the financial condition, liquidity and market positioning of such entities are expected to outweigh ESG factors.

In evaluating ESG factors, BNYM Investment Adviser considers ESG research developed by one or more of its affiliates or third parties, including ESG assessments and commentary provided by credit rating agencies, and other material ESG information as available. Identified ESG factors are incorporated within BNYM Investment Adviser's credit risk analysis to determine whether such ESG factors have a positive, negative or neutral impact on BNYM Investment Adviser's assessment of creditworthiness. Based on this determination, the fund may adjust the applicable credit or maturity limits for the relevant issuer, guarantor or counterparty. BNYM Investment Adviser, however, may determine, across all investments within the fund, that other attributes of creditworthiness, such as sources of liquidity and market positioning, outweigh ESG considerations when making an investment decision, and may not consider available ESG data in connection with every investment decision it makes on behalf of the fund. As a result, the fund may enter into repurchase agreements, for example, with counterparties that may be negatively impacted by ESG factors.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. The fund currently is not permitted to impose a fee upon the sale of shares (a "liquidity fee") or temporarily suspend redemptions (a redemption "gate") under distressed conditions as some other types of money market funds are, and the Trust's board has no intention to impose a liquidity fee or redemption gate. Neither BNYM Investment Adviser nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that BNYM Investment Adviser or its affiliates will provide financial support to the fund at any time. The following are the principal risks that could reduce the fund's income level and/or share price:

● Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Very low or negative interest rates may magnify interest rate risk. In addition, a low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the fund, depending on the interest rate environment or other circumstances.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value.

● Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

● Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments.  Events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

● ESG evaluation risk. As part of BNYM Investment Adviser's assessment of an issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, the consideration of ESG factors may contribute to the fund making different investments than funds that invest in money market securities but do not incorporate ESG considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund's exposure to certain sectors and/or types of investments, which may adversely impact the fund's performance depending on whether such sectors or investments are in or out of favor in the market. BNYM Investment Adviser's security selection process incorporates ESG data provided by affiliated and unaffiliated data providers, which may be limited for certain issuers, guarantors and repurchase agreement counterparties and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data for issuers, guarantors and counterparties, including the issuers, guarantors and counterparties themselves. ESG data from data providers used by BNYM Investment Adviser often lack standardization, consistency and transparency, and for certain issuers, guarantors and counterparties such data, including ESG ratings and scores, may not be available, complete or accurate. BNYM Investment Adviser's evaluation of ESG factors relevant to the financial condition or risk profile of a particular issuer or guarantor of securities or repurchase agreement counterparty, or otherwise, may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class M shares from year to year. The table shows the average annual total returns of the fund's Class M shares and Investor shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Prior to May 1, 2016, the fund operated as a prime money market fund and invested in certain types of securities that the fund is no longer permitted to hold. Consequently, the performance information shown may have been different if the current investment limitations had been in effect during the period prior to the fund's conversion to a government money market fund.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2019: 0.54% Worst Quarter Q3, 2015: 0.00%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was 0.57%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M	0.01%	0.90%	0.46%
Investor	0.01%	0.73%	0.37%

For the fund's current yield, Wealth Management Clients may call toll free 1-866-804-5023; Individual Clients may call toll free 1-800-373-9387 (inside the U.S. only); BNY Mellon Wealth Brokerage Clients may call toll free 1-800-830-0549 — Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services; participants in Qualified Employee Benefit Plans may call toll free 1-866-804-5023; and Institutional Investors and clients of Investment Advisory Firms may call toll free 1-866-804-5023.

Portfolio Management

The fund is managed by Dreyfus, a division of BNYM Investment Adviser, the fund's investment adviser.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon National Municipal Money Market Fund

Investment Objective

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.15	.15
Other expenses:
Shareholder services fees	none	.25
Administration fees	.13	.13
Miscellaneous other expenses	.05	.05
Total other expenses	.18	.43
Total annual fund operating expenses	.33	.58

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$34	$106	$185	$418
Investor	$59	$186	$324	$726
Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets in short-term, high quality municipal obligations that provide income exempt from federal personal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund seeks to invest in securities that present minimal credit risk, based on an assessment by BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) of the issuer's or guarantor's credit quality and capacity to meet its financial obligations, among other factors. As part of this assessment, to the extent relevant information is available, BNYM Investment Adviser also evaluates, with respect to guarantors, whether environmental, social and governance (ESG) factors could have a positive, negative or neutral impact on the entity's financial condition (including cash flows, revenues, and short-term debt coverage) and competitive positioning or reputation within the relevant sector. The relevance and significance of these ESG factors to an entity's financial condition, competitive positioning or reputation vary and are dependent on the specific sector in which a guarantor operates. With respect to guarantors of securities, relevant ESG considerations may include carbon financing and exposure, privacy and data security, responsible investments, corporate governance, business ethics, and financial system stability.

In evaluating ESG factors, BNYM Investment Adviser considers ESG research developed by one or more of its affiliates or third parties, including ESG assessments and commentary provided by credit rating agencies, and other material ESG information as available. Identified ESG factors are incorporated within BNYM Investment Adviser's credit risk analysis to determine whether such ESG factors have a positive, negative or neutral impact on BNYM Investment Adviser's assessment of creditworthiness. Based on this determination, the fund may adjust the applicable credit or maturity limits for the relevant guarantor. BNYM Investment Adviser, however, may determine, across all investments within the fund, that other attributes of creditworthiness, such as sources of liquidity and market positioning, outweigh ESG considerations when making an investment decision, and may not consider available ESG data in connection with every investment decision it makes on behalf of the fund. As a result, the fund may invest in securities guaranteed by guarantors, for example, that may be negatively impacted by ESG factors.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. The fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors. Neither BNYM Investment Adviser nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that BNYM Investment Adviser or its affiliates will provide financial support to the fund at any time. The following are the principal risks that could reduce the fund's income level and/or share price:

● Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Very low or negative interest rates may magnify interest rate risk. In addition, a low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. Although the fund invests only in high quality debt securities, the credit quality of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value.

● Liquidity fee and/or redemption gate risk. The fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of unusual market conditions, an unusually high volume of redemption requests, redemptions by a few large investors, or other reasons. If a liquidity fee is imposed by the fund, it would reduce the amount you will receive upon the redemption of your shares. A "gate" will suspend your ability to redeem your shares while the gate is imposed and may prevent the fund from being able to pay redemption proceeds within the allowable time period stated in this prospectus.

● Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

● Municipal securities risk. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or the fund's ability to maintain a stable net asset value.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments.  Events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

● ESG evaluation risk. As part of BNYM Investment Adviser's assessment of a guarantor's credit quality and capacity to meet its financial obligations, the consideration of ESG factors may contribute to the fund making different investments than funds that invest in money market securities but do not incorporate ESG considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund's exposure to certain sectors and/or types of investments, which may adversely impact the fund's performance depending on whether such sectors or investments are in or out of favor in the market. BNYM Investment Adviser's security selection process incorporates ESG data provided by affiliated and unaffiliated data providers, which may be limited for certain guarantors and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data for guarantors, including the guarantors themselves. ESG data from data providers used by BNYM Investment Adviser often lack standardization, consistency and transparency, and for certain guarantors such data, including ESG ratings and scores, may not be available, complete or accurate. BNYM Investment Adviser's evaluation of ESG factors relevant to the financial condition or risk profile of a particular guarantor of securities, or otherwise, may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class M shares from year to year. The table shows the average annual total returns of the fund's Class M shares and Investor shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2019: 0.36% Worst Quarter Q3, 2015: 0.00%
The year-to-date total return of the fund's Class M shares as of September 30, 2022 was 0.39%.

Average Annual Total Returns as of 12/31/21
Class	1 Year	5 Years	10 Years
Class M	0.02%	0.66%	0.35%
Investor	0.02%	0.49%	0.25%

For the fund's current yield, Wealth Management Clients may call toll free 1-866-804-5023; Individual Clients may call toll free 1-800-373-9387 (inside the U.S. only); BNY Mellon Wealth Brokerage Clients may call toll free 1-800-830-0549 — Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services; participants in Qualified Employee Benefit Plans may call toll free 1-866-804-5023; and Institutional Investors and clients of Investment Advisory Firms may call toll free 1-866-804-5023.

Portfolio Management

The fund is managed by Dreyfus, a division of BNYM Investment Adviser, the fund's investment adviser.

Purchase and Sale of Fund Shares

Investments in the fund are limited to accounts beneficially owned by natural persons.

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal income tax. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

BNY Mellon Income Stock Fund

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the board upon 60 days' prior notice to shareholders. The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The fund's sub-adviser, NIMNA, chooses stocks for the fund through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any market capitalization, although it focuses on large-cap companies. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones Index, which is comprised of 100 of the highest dividend-yielding securities (excluding real estate investment trusts) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The fund's portfolio allocations, however, may differ from those of the Dow Jones Index.

In selecting securities, NIMNA uses a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

● value, or how a stock is priced relative to its perceived intrinsic worth

● growth, in this case the sustainability or growth of earnings

● financial profile, which measures the financial health of the company

Next, based on fundamental analysis, NIMNA generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research, as well as Wall Street research, and company management.

Finally, NIMNA manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund may at times overweight certain sectors in attempting to achieve higher yields.

The fund typically sells a security when the buy rationale has changed. This might be because the target price has been reached or the fund's portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company.

The fund invests principally in common stocks, but also may invest up to 10% of its assets in convertible securities and up to 10% of its assets in preferred stocks. In addition, the fund may invest in securities of foreign companies in the form of U.S. dollar-denominated American Depositary Receipts (ADRs).

The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically options. The fund may purchase and write (sell) put and call options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. To the extent a derivative instrument has similar economic characteristics to stocks as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instrument will be included in the calculation. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund's net assets, and is subject to certain reporting requirements.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

BNY Mellon Mid Cap Multi-Strategy Fund

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid cap companies. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders. The fund currently considers mid cap companies to be those companies with market capitalizations that are within the market capitalization range of companies comprising the Russell Midcap® Index. The fund normally allocates its assets among multiple investment strategies employed by BNYM Investment Adviser and affiliated and unaffiliated sub-advisers that invest primarily in equity securities issued by mid cap companies. The fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles. The fund invests principally in common stocks. The fund may invest up to 15% of its net assets in the equity securities of foreign issuers, including up to 10% of its net assets in the equity securities of issuers located in emerging market countries.

BNYM Investment Adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Mid Cap Tax-Sensitive Core Strategy	30%	0% to 50%
Opportunistic Mid Cap Value Strategy	17%	0% to 30%
Mid Cap Growth Strategy	17%	0% to 30%
Boston Partners Mid Cap Value Strategy	20%	0% to 30%
Geneva Mid Cap Growth Strategy	16%	0% to 30%

The Mid Cap Tax-Sensitive Core Strategy is employed by BNYM Investment Adviser, the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy are employed by NIMNA, a sub-adviser affiliated with BNYM Investment Adviser, and the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy are employed by unaffiliated sub-advisers, namely, Boston Partners and GCM, respectively.

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. BNYM Investment Adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies or the allocation weightings may be implemented over a reasonable period of time. BNYM Investment Adviser has the discretion to change the investment strategies, including whether to implement a strategy employed by BNYM Investment Adviser or a sub-adviser, and the target allocations and ranges when BNYM Investment Adviser deems it appropriate.

The Russell Midcap® Index, the fund's primary benchmark, is an unmanaged index designed to measure the performance of the mid cap segment of the U.S. stock market. As of November 30, 2022, the market capitalizations of the largest and smallest companies in the Russell Midcap® Index were approximately $55 billion and $412 million, respectively, and the weighted average and median market capitalizations of the index were approximately $23 billion and $10 billion, respectively. These capitalization measures of the index vary with market changes and reconstitutions of the Russell Midcap® Index.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund.

Mid Cap Tax-Sensitive Core Strategy

The portion of the fund's assets allocated to the Mid Cap Tax-Sensitive Core Strategy normally is invested primarily in equity securities of mid cap companies included in the Russell Midcap® Index. In selecting securities for the Mid Cap

Tax-Sensitive Core Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are within an acceptable range of the Russell Midcap® Index. The Mid Cap Tax-Sensitive Core Strategy does not seek to add value through active security selection, nor does it target index replication. The portfolio manager responsible for the Mid Cap Tax-Sensitive Core Strategy seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance. The Mid Cap Tax-Sensitive Core Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the Russell Midcap® Index, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio. In addition, the Mid Cap Tax-Sensitive Core Strategy may realize capital losses to offset any realized capital gains of the fund's other investment strategies. The Mid Cap Tax-Sensitive Core Strategy is not characterized by low portfolio turnover.

The portfolio manager responsible for the Mid Cap Tax-Sensitive Core Strategy assesses both portfolio risk and tax considerations, analyzing the realized and unrealized gains and losses of this portion of the fund's portfolio, as well as the impact of market movements. The portfolio manager rebalances this portion of the fund's portfolio opportunistically, as the portfolio manager determines, based on the tradeoff between portfolio risk characteristics and realized and unrealized capital gains or losses.

Opportunistic Mid Cap Value Strategy

NIMNA is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Opportunistic Mid Cap Value Strategy. The portion of the fund's assets allocated to the Opportunistic Mid Cap Value Strategy normally is invested primarily in equity securities of mid cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers use an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio managers. Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with its economic balance sheet. The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace. To do this, the portfolio managers use mid-cycle estimates, growth prospects, the identification of a revaluation catalyst and competitive advantages as some of the factors in the valuation assessment. Additionally, a company's stated and hidden liabilities and assets are included in the portfolio managers' economic balance sheet calculation for the company. For this portion of its portfolio, the fund generally seeks exposure to securities and sectors that the portfolio managers perceive to be attractive from a valuation and fundamental standpoint.

The sector weightings and risk characteristics for this portion of the fund's portfolio are a result of bottom-up fundamental analysis and may vary at any given time from those of the Russell Midcap® Value Index, the benchmark for the Opportunistic Mid Cap Value Strategy. The Russell Midcap® Value Index includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The portfolio managers responsible for the Opportunistic Mid Cap Value Strategy typically sell a security when, in the portfolio managers' view, it approaches its intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward opportunity is presented in the marketplace.

Mid Cap Growth Strategy

NIMNA is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Mid Cap Growth Strategy. The portion of the fund's assets allocated to the Mid Cap Growth Strategy normally is invested primarily in equity securities of mid cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers use a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The portfolio managers use a consistent, bottom-up approach which emphasizes individual stock selection. The portfolio managers go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet the Mid Cap Growth Strategy's investment criteria. The portfolio managers monitor the securities in the portion of the fund's assets allocated to the Mid Cap Growth Strategy, and will consider selling a security if the issuer's business momentum deteriorates or valuation becomes excessive. The portfolio managers responsible for the Mid Cap Growth Strategy also may sell a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's financial fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere or if the fund's industry or sector weightings change.

The benchmark for the Mid Cap Growth Strategy is the Russell Midcap® Growth Index, which includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Boston Partners Mid Cap Value Strategy

Boston Partners is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy. Boston Partners is not affiliated with BNYM Investment Adviser. The portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy normally is invested in a diversified portfolio of mid cap stocks identified by Boston Partners as having value characteristics. Boston Partners employs a fundamental bottom-up, disciplined value investment process. Valuation, fundamentals and momentum are analyzed using a bottom-up blend of qualitative and quantitative inputs. Boston Partners examines various factors in determining the value characteristics of issuers, including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals, such as return on equity and earnings growth and cash flow. Boston Partners also looks for an identifiable catalyst for positive change that has not been priced into the issuer's stock. Boston Partners then studies trends in industries and companies, earnings power and growth and other investment criteria. Boston Partners will sell a security when Boston Partners determines it has appreciated to the price target, the issuer has weakening business fundamentals or there is a reversal of the catalyst.

The benchmark for the Boston Partners Mid Cap Value Strategy is the Russell Midcap® Value Index, which includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Geneva Mid Cap Growth Strategy

GCM is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy. GCM is not affiliated with BNYM Investment Adviser. The portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy normally is invested primarily in equity securities of mid cap companies GCM considers to be growth companies. GCM seeks to identify high quality companies with low leverage, superior management, leadership positions within their industries, and a consistent, sustainable record of growth in managing its allocated portion of the fund's assets. In selecting stocks, GCM emphasizes bottom-up fundamental analysis to develop an understanding of a company supplemented by top-down considerations which include reviewing general economic and market trends and analyzing their effect on various industries. GCM also seeks to screen out high risk ideas, such as turnaround stories, IPOs and companies that are highly leveraged, non-U.S. based or do not have earnings. GCM's objective is to find companies that perform well over long periods of time. The portfolio managers occasionally trim positions to take profits and maintain diversification or if the stock becomes extremely overvalued. GCM generally will sell a stock if it perceives a major change in the long-term outlook for the company or its industry.

The benchmark for the Geneva Mid Cap Growth Strategy is the Russell Midcap® Growth Index, which includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

BNY Mellon Small Cap Multi-Strategy Fund

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap companies. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders. The fund currently considers small cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index. The fund normally allocates its assets among multiple investment strategies employed by BNYM Investment Adviser and its affiliates that invest primarily in equity securities issued by small cap companies. The fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles. The fund invests principally in common stocks. The fund may invest up to 15% of its net assets in the equity securities of foreign issuers, including up to 10% of its net assets in the equity securities of issuers located in emerging market countries.

BNYM Investment Adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Opportunistic Small Cap Strategy	40%	0% to 50%
Small Cap Value Strategy	30%	0% to 40%
Small Cap Growth Strategy	30%	0% to 40%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. BNYM Investment Adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies or the allocation weightings may be implemented over a reasonable period of time. BNYM Investment Adviser has the discretion to change the investment strategies and the target allocations and ranges when BNYM Investment Adviser deems it appropriate.

The Russell 2000® Index, the fund's primary benchmark, is an unmanaged index designed to measure the performance of the small cap segment of the U.S. stock market. As of November 30, 2022, the market capitalization of the largest company in the Russell 2000® Index was approximately $9 billion, and the weighted average and median market capitalizations of the Russell 2000® Index were approximately $3 billion and $1 billion, respectively. These capitalization measures vary with market changes and reconstitutions of the Russell 2000® Index.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund.

Opportunistic Small Cap Strategy

NIMNA is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Opportunistic Small Cap Strategy. The portion of the fund's assets allocated to the Opportunistic Small Cap Strategy normally is invested primarily in equity securities of small cap companies. In constructing this portion of the fund's portfolio, the sub-adviser uses a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst. Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with the firm's economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company's stated and hidden liabilities and assets are included in the sub-adviser's economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the investable universe of the portion of the fund's assets allocated to the Opportunistic Small Cap Strategy. The lead portfolio manager responsible for the Opportunistic Small Cap Strategy selects securities that are believed to have attractive reward to risk opportunities and may actively adjust this portion of the fund's portfolio to reflect new developments.

For this portion of its portfolio, the fund generally seeks exposure to securities and sectors that the lead portfolio manager perceives to be attractive from a valuation and fundamental standpoint. The sector weightings and risk characteristics for this portion of the fund's portfolio are a result of bottom-up fundamental analysis and may vary at any given time from those of the Russell 2000® Index, the benchmark for the Opportunistic Small Cap Strategy.

The lead portfolio manager responsible for the Opportunistic Small Cap Strategy typically sells a security when, in the portfolio manager's view, it approaches its intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward opportunity is presented in the marketplace.

Small Cap Value Strategy

NIMNA is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Small Cap Value Strategy. The portion of the fund's assets allocated to the Small Cap Value Strategy normally is invested primarily in equity securities of small cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers employ a value-based investment style, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. The portfolio managers measure value by evaluating a company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry. The portfolio managers responsible for the Small Cap Value Strategy focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase. The Russell 2000® Value Index, which includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values, is the benchmark for the Small Cap Value Strategy.

The portfolio managers responsible for the Small Cap Value Strategy typically sell a security when they believe that there has been a negative change in the company's fundamentals, the company has met its price objective or has become fully valued. The portfolio managers also generally will sell a security when the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Small Cap Growth Strategy

NIMNA is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Small Cap Growth Strategy. The portion of the fund's assets allocated to the Small Cap Growth Strategy normally is invested primarily in equity securities of small cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers employ a growth-oriented investment style, which means the portfolio managers seek to identify those small cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The portfolio managers responsible for the Small Cap Growth Strategy look for high quality companies, especially those with products or services that are believed to be leaders in their market niches. The portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The portfolio managers use fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth. The portfolio managers invest in a company when their research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The Small Cap Growth Strategy may lead to an emphasis in investing in certain sectors. The portion of the fund's assets allocated to the Small Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%. The Russell 2000® Growth Index, which includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values, is the benchmark for the Small Cap Growth Strategy.

The portfolio managers responsible for the Small Cap Growth Strategy monitor the securities in this portion of the fund's portfolio, and will consider selling a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's financial fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere.

BNY Mellon Focused Equity Opportunities Fund

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by BNYM Investment Adviser to be positioned for long-term earnings growth. The fund may hold growth or value stocks or a blend of both. The fund may invest in the stocks of companies of any market capitalization, although it focuses on large-cap companies (generally, those companies with market capitalizations of $5 billion or more at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries. Emerging markets generally include all countries represented by the MSCI Emerging Markets Index, or any other country that the fund's portfolio managers believe has an emerging economy or market.

The investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. BNYM Investment Adviser seeks to develop strategic investment themes and identify secular and cyclical changes within sectors and industries. The goal is to determine those sectors and industries most likely to benefit from trends that are identified, with a focus on those sectors and industries that BNYM Investment Adviser believes have the most attractive growth outlook.

Next, the fund's portfolio managers use a bottom-up, fundamental approach to analyze individual companies in the sectors and industries identified as most attractive given the competitive landscape and business trends. The portfolio managers conduct a thorough assessment of company fundamentals and seek to meet regularly with company management and to validate growth expectations through suppliers, customers and industry sources. The goal is to identify companies that the fund's portfolio managers believe offer one or more of the following characteristics, among others:

● earnings power that is either unrecognized or underestimated by the market;

● sustainable revenue and cash flow;

● positive operational or financial catalysts;

● attractive valuation based on growth prospects; and

● strong or improving financial condition.

The fund's portfolio managers then select the 25-30 best opportunities from the companies identified in the prior step.

The portfolio managers monitor sector and security weightings and regularly evaluate the fund's risk-adjusted returns to manage the risk profile of the fund's portfolio. The portfolio managers adjust exposure limits as necessary. The fund typically sells a security when the portfolio managers believe that the investment themes have changed or there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

BNYM Investment Adviser does not use benchmark indices as a tool for active portfolio management of the fund. Traditional benchmark indices, however, may be helpful in measuring investment returns, and the fund's investment returns generally will be compared to those of the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks chosen to reflect the industries of the U.S. economy.

The fund is non-diversified.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

BNY Mellon International Fund

The fund seeks long-term capital growth. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund may invest in companies of any market capitalization. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund will limit its investments in any single company to no more than 5% of the fund's net assets at the time of purchase.

The fund invests principally in common stocks. The stocks purchased may have value and/or growth characteristics. The fund's sub-adviser, NIMNA, employs a bottom-up investment approach which emphasizes individual stock selection. The sub-adviser considers:

● stock selection, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts

● country allocations, generally seeking to allocate country weightings in accordance with the MSCI Europe, Australasia and Far East (EAFE) Index, but deviations from the MSCI EAFE Index country weightings may occur

● sector and industry allocations, grouping stocks into micro-universes of similar companies within each country to facilitate comparisons and using the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index

The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly-traded stocks issued by companies in developed markets, excluding the United States and Canada.

The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund typically sells a stock when, in the view of the fund's sub-adviser, it appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of NIMNA's expectations.

The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically forward foreign currency exchange contracts. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund's net assets, and is subject to certain reporting requirements.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

BNY Mellon Emerging Markets Fund

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders.

Emerging market countries generally include all countries represented by the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is an unmanaged, market capitalization-weighted index designed to measure the equity performance of emerging markets countries in Europe, Latin America and the Pacific Basin. The fund's portfolio allocations, sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the MSCI Emerging Markets Index at any given time. Normally, the fund will invest in companies in a broad range of (and in any case at least five different) emerging market countries and may invest in companies of any market capitalization. The stocks purchased for the fund may have value and/or growth characteristics.

The fund's sub-adviser, NIM, an affiliate of BNYM Investment Adviser, employs a bottom-up investment approach which emphasizes individual stock selection. In selecting stocks for the fund's portfolio, NIM considers the qualitative and quantitative attributes of companies within the emerging markets investment universe, including governance standards, long term growth outlook, business franchise quality, pricing power, returns on invested capital and financial leverage. The stock selection process is designed to produce a diversified portfolio of equity securities perceived by NIM to have attractive quality and growth characteristics and priced at a level that offers an attractive risk-reward profile for investors. The fund may overweight or underweight certain emerging markets countries, companies, industries or market sectors relative to the MSCI Emerging Markets Index. In addition, the fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular emerging markets countries. As of the date of this prospectus, the fund expects to have significant exposure to securities of companies in China, India, South Korea and Taiwan. The fund also currently expects to have significant exposure to securities of companies in the information technology, financials and consumer staples sectors.

The fund invests principally in common stocks, but the fund's equity investments also may include preferred stocks and convertible securities, including those purchased in IPOs or shortly thereafter.

The fund typically sells a stock when NIM determines the attributes of the business have fundamentally deteriorated relative to their previously held view, or when developments (including stock price moves) have caused the risk-reward profile of the investment to have fundamentally deteriorated.

As part of its investment research process, NIM considers environmental, social, and governance (ESG) risks, opportunities and issues, and will conduct proprietary ESG quality reviews of certain investments (depending on the nature of the relevant investment). For example, NIM does not currently view certain types of investments, such as cash, cash equivalents, currency positions, particular types of derivatives and other non-issuer specific instruments, as presenting ESG risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks, opportunities and/or issues for certain other investments such as index-based ETFs. NIM will conduct its proprietary ESG review of a company prior to initially investing in the equity securities of such company. NIM's ESG quality review is designed to identify whether a company is taking appropriate measures to manage any material consequences or impact of its policies and operations in relation to ESG matters (e.g., the company's environmental footprint, labor standards, board structure, etc.) to help assess the attractiveness of an investment. The specific ESG matters considered may differ depending on a company's sector and region and NIM's assessment of the materiality of the ESG risks, opportunities and issues to the investment. Although the ESG review is a part of NIM's stock selection process, it is not a principal investment strategy, and a favorable or unfavorable ESG review may not be dispositive of whether the fund will invest in a particular company. When NIM makes investment decisions for the fund, ESG considerations are a component of the factors set out above and NIM will not make investment decisions for the fund that are based solely on ESG considerations.

The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically forward foreign currency exchange contracts. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. To the extent a derivative instrument has similar economic characteristics to equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instrument will be included in the calculation. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund's net assets, and is subject to certain reporting requirements.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

BNY Mellon International Equity Income Fund

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders. The fund focuses on dividend-paying stocks of foreign companies, including those in emerging market countries. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed and emerging market countries. The fund invests principally in common stocks.

The fund's sub-adviser, NIMNA, selects stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of stock characteristics to identify and rank stocks based on earnings quality. Based on this analysis, the sub-adviser generally selects from the higher ranked dividend-paying securities those stocks that they believe will continue to pay above-average dividends. The fund will seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the MSCI All Country World Ex-U.S.A. Index (MSCI ACWI Ex-USA), the fund's benchmark index. The fund typically invests in countries represented in the MSCI ACWI Ex-USA. The fund generally invests in the stocks of companies in each country with a 10% or greater weighting in the MSCI ACWI Ex-USA, but is not required to invest in the stocks of companies in those countries with lower index weights. The MSCI ACWI Ex-USA is an unmanaged, free float-adjusted market capitalization weighted index that measures the equity market performance of developed and emerging market countries, excluding the United States.

The fund typically sells a stock when it becomes less attractive based on the stock's dividend yield and/or earnings quality. The fund's sub-adviser also may reduce the weighting of a stock held by the fund if it or the country in which the issuer is located becomes overweighted as determined by the sub-adviser.

The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically forward foreign currency exchange contracts. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. To the extent a derivative instrument has similar economic characteristics to equity securities as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instrument will be included in the calculation. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund's net assets, and is subject to certain reporting requirements.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

BNY Mellon Bond Fund

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, such as:

● U.S. Government and agency bonds

● corporate bonds

● mortgage-related securities, including commercial mortgage-backed securities

● foreign corporate and government bonds (up to 20% of total assets)

● municipal bonds

The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders. BNYM Investment Adviser actively manages the fund's bond market and maturity exposure and credit profile. The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment Adviser. Generally, the average effective duration of the fund's portfolio will not exceed eight years. Investments in bonds may include government securities, corporate bonds, mortgage-related securities and municipal securities. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

BNYM Investment Adviser uses a disciplined process to select bonds and manage risk. BNYM Investment Adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. BNYM Investment Adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells a security when the fund's portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

BNY Mellon Intermediate Bond Fund

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, such as:

● U.S. government and agency bonds

● corporate bonds

● mortgage-related securities, including commercial mortgage-backed securities (up to 25% of total assets)

● foreign corporate and government bonds (up to 20% of total assets)

● municipal bonds

The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders. BNYM Investment Adviser actively manages bond market and maturity exposure and credit profile. The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment

Adviser. Investments in bonds may include government securities, corporate bonds and municipal securities. Generally, the fund's average effective portfolio maturity will be between 3 and 10 years and the average effective duration of the fund's portfolio will be between 2.5 and 5.5 years. The fund may invest in individual bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective portfolio maturity and average effective duration, the fund may treat a bond that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

BNYM Investment Adviser uses a disciplined process to select bonds and manage risk. BNYM Investment Adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. BNYM Investment Adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells a security when the fund's portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

BNY Mellon Corporate Bond Fund

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. Although not a principal investment strategy, the remainder of the fund's assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper and other money market instruments. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders.

BNYM Investment Adviser actively manages the fund's bond market and maturity exposure and credit profile. The fund normally invests at least 80% of its net assets in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment Adviser, with at least 65% of such investment grade bonds issued by corporations or the U.S. government or its agencies. Although not a principal investment strategy, for additional yield, the fund may invest up to 20% of its net assets in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by BNYM Investment Adviser, but no lower than Ba-/BB- (or the unrated equivalent as determined by BNYM Investment Adviser) in the case of mortgage-related and asset-backed securities. The fund's investments in foreign securities generally will be denominated in U.S. dollars.

Generally, the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

BNYM Investment Adviser uses a disciplined process to select bonds and manage risk. BNYM Investment Adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. In selecting corporate bonds for investment, the fund's portfolio manager analyzes fundamental metrics, including the issuer's cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macro economic factors. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. BNYM Investment Adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells a security when the fund's portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

BNY Mellon Short-Term U.S. Government Securities Fund

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders. The fund may invest in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Although not a principal investment strategy, fund also may invest in collateralized mortgage obligations (CMOs), including stripped mortgage-backed securities. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically in choosing securities, the portfolio managers first examine U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio managers then seek to identify potentially profitable sectors before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time. The fund may engage in frequent trading.

Generally, the fund's average effective portfolio maturity and the average effective duration of the fund's portfolio will be less than three years. The fund may invest in individual bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund typically sells a security when the fund's portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

BNY Mellon National Intermediate Municipal Bond Fund

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income tax.

Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. Municipal bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds also may be issued for private activities, such as to finance the development of low-income, multi-family housing, for medical and educational facility construction, or for privately owned industrial development and pollution control projects. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment Adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest temporarily in taxable bonds. During such periods, the fund may not achieve its investment objective.

The fund typically sells a security when the fund's portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically futures (including those relating to securities, indices and interest rates). A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. To the extent a derivative instrument has similar economic characteristics to municipal bonds that provide income exempt from federal personal income tax as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instrument will be included in the 80% policy. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund's net assets, and is subject to certain reporting requirements.

The fund may purchase or sell securities on a forward commitment (including "TBA" (to be announced), when-issued or delayed-delivery basis. These transactions involve a commitment by the fund to purchase or sell particular securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

BNY Mellon National Short-Term Municipal Bond Fund

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income tax.

Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. Municipal bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds also may be issued for private activities, such as to finance the development of low-income, multi-family housing, for medical and educational facility construction, or for privately owned industrial development and pollution control projects. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment Adviser. Generally, the fund's average effective portfolio maturity and the average effective duration of the fund's portfolio will be less than three years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective maturity and average effective portfolio duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest temporarily in taxable bonds. During such periods, the fund may not achieve its investment objective.

The fund typically sells a security when the fund's portfolio manager believes that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically futures (including those relating to securities, indices and interest rates). A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. To the extent a derivative instrument has similar economic characteristics to municipal bonds that provide income exempt from federal personal income tax as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instrument will be included in the 80% policy. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund's net assets, and is subject to certain reporting requirements.

The fund may purchase or sell securities on a forward commitment (including "TBA" (to be announced), when-issued or delayed-delivery basis. These transactions involve a commitment by the fund to purchase or sell particular securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The fund seeks as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes.

The municipal bonds in which the fund invests include those issued by the Commonwealth of Pennsylvania as well as those issued by territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. Municipal bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds also may be issued for private activities, such as to finance the development of low-income, multi-family housing, for medical and educational facility construction, or for privately owned industrial development and pollution control projects. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment Adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal and Pennsylvania state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest temporarily in taxable bonds, including when the portfolio managers believe acceptable Pennsylvania municipal bonds are not available for investment. During such periods, the fund may not achieve its investment objective. In addition, a portion of the fund's assets may be invested in municipal bonds that do not pay income that is exempt from Pennsylvania state income taxes.

The fund typically sells a security when the fund's portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically futures (including those relating to securities, indices and interest rates). A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. To the extent a derivative instrument has similar economic characteristics to municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instrument will be included in the 80% policy. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund's net assets, and is subject to certain reporting requirements.

The fund may purchase or sell securities on a forward commitment (including "TBA" (to be announced), when-issued or delayed-delivery basis. These transactions involve a commitment by the fund to purchase or sell particular securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes.

The municipal bonds in which the fund invests include those issued by the Commonwealth of Massachusetts as well as those issued by territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. Municipal bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds also may be issued for private activities, such as to finance the development of low-income, multi-family housing, for medical and educational facility construction, or for privately owned industrial development and pollution control projects. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment Adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal and Massachusetts state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest temporarily in taxable bonds, including when the portfolio managers believe acceptable Massachusetts municipal bonds are not available for investment. During such periods, the fund may not achieve its investment objective. In addition, a portion of the fund's assets may be invested in municipal bonds that do not pay income that is exempt from Massachusetts state income taxes.

The fund typically sells a security when the fund's portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically futures (including those relating to securities, indices and interest rates). A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. To the extent a derivative instrument has similar economic characteristics to municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instrument will be included in the 80% policy. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund's net assets, and is subject to certain reporting requirements.

The fund may purchase or sell securities on a forward commitment (including "TBA" (to be announced), when-issued or delayed-delivery basis. These transactions involve a commitment by the fund to purchase or sell particular securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

The fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes.

The municipal bonds in which the fund invests include those issued by New York state and New York city as well as those issued by territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. Municipal bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds also may be issued for private activities, such as to finance the development of low-income, multi-family housing, for medical and educational facility construction, or for privately owned industrial development and pollution control projects. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment Adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its assets in fixed-income securities the income from which is subject to federal income tax, the federal alternative minimum tax, and/or New York state and New York city income taxes. The fund may not achieve its investment objective when investing in taxable bonds.

The fund typically sells a security when the fund's portfolio managers believe that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically futures (including those relating to securities, indices and interest rates). A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. To the extent a derivative instrument has similar economic characteristics to municipal bonds that provide income exempt from federal and New York state and New York city personal income taxes as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instrument will be included in the 80% policy. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund's net assets, and is subject to certain reporting requirements.

The fund may purchase or sell securities on a forward commitment (including "TBA" (to be announced), when-issued or delayed-delivery basis. These transactions involve a commitment by the fund to purchase or sell particular securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

BNY Mellon Municipal Opportunities Fund

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar-denominated fixed-income securities that provide income exempt from federal personal income tax (municipal bonds).

Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. Municipal bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds also may be issued for private activities, such as to finance the development of low-income, multi-family housing, for medical and educational facility construction, or for privately owned industrial development and pollution control projects. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments.

While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its net assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities such as Brady bonds and sovereign debt obligations. The fund may not achieve its investment objective when investing in taxable bonds.

The fund invests at least 50% of its net assets in fixed-income securities that are rated investment grade (i.e., Baa/BBB or higher) or are the unrated equivalent as determined by BNYM Investment Adviser. For additional yield, the fund may invest up to 50% of its net assets in fixed-income securities that are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by BNYM Investment Adviser. The fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The dollar-weighted average maturity of the fund's portfolio will vary from time to time depending on the portfolio manager's views on the direction of interest rates. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund normally invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax, the fund may invest up to 50% of its net assets in municipal bonds, the income from which is subject to the federal alternative minimum tax.

The fund's portfolio manager seeks to deliver value added excess returns ("alpha") by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

The fund typically sells a security when the fund's portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration, interest rate or foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically futures (including those relating to securities, indices, foreign currencies and interest rates). A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. To the extent a derivative instrument has similar economic characteristics to municipal bonds as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instrument will be included in the 80% policy. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund's derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

The fund may purchase or sell securities on a forward commitment (including "TBA" (to be announced), when-issued or delayed-delivery basis. These transactions involve a commitment by the fund to purchase or sell particular securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

BNY Mellon Asset Allocation Fund

The fund seeks long-term growth of principal in conjunction with current income. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders.

The fund may invest in both individual securities and other investment companies, including other series of BNY Mellon Funds Trust, funds in the BNY Mellon Family of Funds and unaffiliated open-end funds, closed-end funds and ETFs (referred to below as the "underlying funds"), which in turn may invest directly in the asset classes described below. To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

BNYM Investment Adviser allocates the fund's investments (directly and/or through investment in the underlying funds) among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. The underlying funds are selected by BNYM Investment Adviser based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. The fund may change the underlying funds – whether affiliated or unaffiliated – from time to time without notice to fund shareholders. The fund may invest directly in the equity securities of large-cap companies (generally those with total market capitalizations of $5 billion or more) and in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) or, if unrated, deemed to be of comparable quality by BNYM Investment Adviser, at the time of purchase.

The fund is not required to maintain exposure to any particular asset class and BNYM Investment Adviser determines whether to invest in a particular asset class and whether to invest directly in securities or through an underlying fund, and sets the target allocations. The asset classes and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the asset classes, and the underlying funds selected by BNYM Investment Adviser as fund investment options as of the date of this prospectus were as follows:

Asset Class	Target	Range
Large Cap Equities Direct Investments BNY Mellon Focused Equity Opportunities Fund BNY Mellon Income Stock Fund BNY Mellon Appreciation Fund, Inc. BNY Mellon U.S. Equity Fund BNY Mellon Research Growth Fund, Inc. BNY Mellon Dynamic Value Fund	24%	20% to 45%
Small Cap and Mid Cap Equities BNY Mellon Mid Cap Multi-Strategy Fund BNY Mellon Small Cap Multi-Strategy Fund BNY Mellon Select Managers Small Cap Value Fund BNY Mellon Select Managers Small Cap Growth Fund	11%	5% to 20%
Developed International and Global Equities BNY Mellon International Fund BNY Mellon International Equity Fund BNY Mellon Global Stock Fund BNY Mellon International Stock Fund BNY Mellon Global Real Estate Securities Fund	12%	5% to 20%
Emerging Markets Equities BNY Mellon Emerging Markets Fund	5%	0% to 20%
Investment Grade Bonds Direct Investments BNY Mellon Short-Term U.S. Government Securities Fund BNY Mellon Intermediate Bond Fund BNY Mellon Corporate Bond Fund Unaffiliated Investment Company	27%	20% to 55%
High Yield Bonds BNY Mellon High Yield Fund BNY Mellon Floating Rate Income Fund	3%	0% to 10%
Emerging Markets Debt Unaffiliated Investment Company	0%	0% to 10%
Diversifying Strategies BNY Mellon Dynamic Total Return Fund Unaffiliated Investment Companies	17%	0% to 20%
Money Market Instruments Direct Investments	1%	0% to 10%

The asset classes and the target weightings and ranges have been selected for investment over longer time periods based on BNYM Investment Adviser's expectation that the selected securities and underlying funds, in combination, will be appropriate to achieve the fund's investment objective. The target weightings will deviate over the short term because of market movements and fund cash flows. If appreciation or depreciation in the value of selected securities or an underlying fund's shares causes the percentage of the fund's assets invested in an asset class to fall outside the applicable investment range, BNYM Investment Adviser will consider whether to reallocate the fund's assets, but is not required to do so. BNYM Investment Adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the asset classes, underlying funds or the allocation weightings may be implemented over a reasonable period of time. BNYM Investment Adviser has the discretion to change the asset classes, whether to invest directly in securities or through an underlying fund, and the target allocations and ranges, without shareholder approval or prior notice, when BNYM Investment Adviser deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load or distribution and/or service fee. The fund's investments in shares of the underlying funds may involve duplication of advisory fees and certain other expenses.

Certain of the underlying funds in which the fund may invest, may use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration, interest rate or foreign currency risk, or as part of a hedging strategy. The derivative instruments in which certain of the underlying funds may invest include typically options, futures and options on futures (including those relating to securities, indices, foreign currencies and interest rates), forward contracts (including foreign currency forward contracts), swaps (including total return, currency, interest rate and credit default swaps), and other derivative instruments (including structured notes). Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the underlying fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

Description of the Asset Classes

The following describes the asset classes in which the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, which in turn may invest directly in securities as described below.

Large Cap Equities

The portion of the fund's assets that is invested directly in large cap equity securities is normally invested primarily in the equity securities of large cap companies included in the S&P 500® Index (S&P 500). In selecting securities in which the fund invests directly for the large cap equities asset class, the portfolio managers use an optimization program to establish portfolio characteristics and risk factors that the portfolio managers determine are desirable relative to the aggregate characteristics and risk factors of the securities in the S&P 500. The portfolio characteristics and risk factors could be considered to have more or less risk than the S&P 500. This portion of the fund's large cap equities asset class does not seek to add value through active security selection, nor does it target index replication. The portfolio managers responsible for the portion of the fund's assets that is invested directly in large cap equity securities seek to actively and opportunistically realize capital gains and/or losses as determined to be appropriate to improve the tax-sensitivity of the investment performance of this portion of the fund's portfolio. The portion of the fund's assets invested directly in large cap equity securities may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the S&P 500, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of this portion of the fund's portfolio. The portion of the fund's assets that is invested directly in large cap equity securities is not characterized by low turnover.

The portfolio managers responsible for the portion of the fund's assets that is invested directly in large cap equity securities assess both portfolio risk and tax considerations by analyzing the realized and unrealized gains and losses, as well as the impact of market movements, on this portion of the fund's portfolio. The portfolio managers rebalance this portion of the fund's portfolio opportunistically, as the portfolio managers determine, based on the tradeoff between portfolio risk characteristics and realized and unrealized capital gains or losses.

The underlying funds in which the portion of the fund's assets allocated to the large cap equities asset class may be invested currently include BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Income Stock Fund, BNY Mellon Appreciation Fund, Inc., BNY Mellon U.S. Equity Fund, BNY Mellon Research Growth Fund, Inc. and BNY Mellon Dynamic Value Fund.

BNY Mellon Focused Equity Opportunities Fund normally invests in approximately 25-30 companies that are considered by BNYM Investment Adviser to be positioned for long-term earnings growth. This underlying fund's portfolio managers monitor sector and security weightings and regularly evaluate the underlying fund's risk-adjusted returns to manage the risk profile of this underlying fund's assets. This underlying fund invests primarily in equity securities of U.S. issuers.

BNY Mellon Income Stock Fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. This underlying fund's portfolio managers choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. This underlying fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. This underlying fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones Index, which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index. This underlying fund's portfolio allocations, however, may differ from those of the Dow Jones Index.

BNY Mellon Appreciation Fund, Inc. focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. In choosing stocks, this underlying fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, they then seek companies within these sectors that have proven track records and dominant positions in their industries. This underlying fund employs a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.

BNY Mellon U.S. Equity Fund invests primarily in equity securities of companies located in the United States of any market capitalization. This underlying fund seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. This underlying fund's portfolio managers focus on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Market capitalization and sector allocations are results of, not part of, the investment process.

BNY Mellon Research Growth Fund, Inc. invests in stocks selected through a collaborative process between the underlying fund's portfolio managers and global research analysts, with each analyst responsible for generating investment ideas across their domain expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the underlying fund. At the same time, ideas can emanate from the portfolio managers of the underlying fund who then leverage the expertise of the domain experts. This underlying fund invests in those companies in which the portfolio managers have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. This underlying fund's portfolio is structured so that its sector weightings generally are similar to those of its benchmark, the Russell 1000® Growth Index.

BNY Mellon Dynamic Value Fund invests in stocks selected through a process involving extensive quantitative and fundamental research. The fund focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: value, sound business fundamentals and positive business momentum.

Small Cap and Mid Cap Equities

The portion of the fund's assets allocated to the small cap and mid cap equities asset class normally is invested in underlying funds that generally focus on stocks of small- or mid-capitalization companies.

The underlying funds in which the portion of the fund's assets allocated to the small cap and mid cap equities asset class may be invested currently include BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Select Managers Small Cap Value Fund, and BNY Mellon Select Managers Small Cap Growth Fund.

BNY Mellon Mid Cap Multi-Strategy Fund normally invests in equity securities of companies with market capitalizations that fall within the market capitalization range of companies in the Russell Midcap® Index. As of November 30, 2022, the market capitalizations of the largest and smallest companies included in the Russell Midcap® Index were approximately $55 billion and $412 million, respectively, and the weighted average and median market capitalizations of the Russell Midcap® Index were approximately $23 billion and $10 billion, respectively. This underlying fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles employed by BNYM Investment Adviser and its affiliates and unaffiliated sub-advisers.

BNY Mellon Small Cap Multi-Strategy Fund normally invests in equity securities of companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index. As of November 30, 2022, the market capitalization of the largest company included in the Russell 2000® Index was approximately $9 billion, and the weighted average and median market capitalizations of the Russell 2000® Index were approximately $3 billion and $1 billion, respectively. This underlying fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles employed by BNYM Investment Adviser and its affiliates.

BNY Mellon Select Managers Small Cap Value Fund normally invests in stocks of companies with market capitalizations that fall within the range of companies in the Russell 2000® Value Index. As of November 30, 2022, the market capitalizations of the largest and smallest companies included in the Russell 2000 Value® Index were approximately $7 billion and $9 million, respectively, and the weighted average and median market capitalizations of the Russell 2000® Value Index were approximately $3 billion and $1 billion, respectively. This underlying fund's portfolio is constructed so as to have a value tilt. This underlying fund uses a "multi-manager" approach by selecting one or more sub-advisers to manage allocated portions of its assets. This underlying fund may hire, terminate or replace sub-advisers and modify material terms and conditions of sub-advisory arrangements without shareholder approval. This underlying fund's assets are currently allocated among five unaffiliated sub-advisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.

BNY Mellon Select Managers Small Cap Growth Fund normally invests in stocks of companies with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index. As of November 30, 2022, the market capitalizations of the largest and smallest companies included in the Russell 2000® Growth Index were approximately $9 billion and $9 million, respectively, and the weighted average and median market capitalizations of the Russell 2000® Growth Index were approximately $3 billion and $1billion, respectively. This underlying fund's portfolio is constructed so as to have a growth tilt. This underlying fund uses a "multi-manager" approach by selecting one or more sub-advisers to manage allocated portions of its assets. This underlying fund may hire, terminate or replace sub-advisers and modify material terms and conditions of sub-advisory arrangements without shareholder approval. This underlying fund's assets are currently allocated among six unaffiliated sub-advisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.

Developed International and Global Equities

The portion of the fund's assets allocated to the developed international and global equities asset class normally is invested in underlying funds that generally invest in equity securities of companies located in the developed markets, such as Canada, Japan, Australia, Hong Kong, Western Europe and, to a limited extent for global underlying funds, the United States.

The underlying funds in which the portion of the fund's assets allocated to the developed international and global equities asset class may be invested currently include BNY Mellon International Fund, BNY Mellon International Equity Fund, BNY Mellon Global Stock Fund, BNY Mellon International Stock Fund and BNY Mellon Global Real Estate Securities Fund.

BNY Mellon International Fund invests primarily in equity securities of foreign issuers. Though not specifically limited, this underlying fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

BNY Mellon International Equity Fund invests primarily in equity securities of foreign companies and depositary receipts evidencing ownership of such securities. At least 75% of this underlying fund's net assets is invested in countries represented in the MSCI EAFE Index. This underlying fund may invest up to 25% of its assets in stocks of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% in emerging market countries. The core of the investment philosophy of this underlying fund's portfolio managers is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. This underlying fund's portfolio managers believe that a global comparison of companies is the most effective method of stock analysis, and their global analysts research investment opportunities by global sector rather than by region. The process begins by identifying a core list of investment themes that the portfolio managers believe will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. The portfolio managers for this underlying fund then identify specific companies using these investment themes to help focus on areas where the thematic and strategic research indicates superior returns are likely to be achieved.

BNY Mellon Global Stock Fund focuses on companies located in the developed markets, including the United States, and ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country. This underlying fund may invest in the securities of companies of any market capitalization. This underlying fund seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. The approach of this underlying fund's portfolio managers focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Geographic and sector allocations are results of, not part of, the investment process.

BNY Mellon International Stock Fund focuses on foreign companies located in the developed markets, other than the United States, and ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country. This underlying fund may invest in the securities of companies of any market capitalization. This underlying fund seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. The approach of this underlying fund's portfolio managers focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Geographic and sector allocations are results of, not part of, the investment process.

BNY Mellon Global Real Estate Securities Fund normally invests in publicly-traded equity securities of companies principally engaged in the real estate sector. This underlying fund normally invests in a global portfolio of equity securities of real estate companies, including REITs and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Although this underlying fund invests primarily in developed markets, it also may invest in equity securities of located in emerging market countries, and may invest in equity securities of companies of any market capitalization, including smaller companies.

Emerging Markets Equities

The portion of the fund's assets allocated to the emerging markets equities asset class normally is invested in underlying funds that generally invest in equity securities of companies organized, or with a majority of assets or operations, in emerging market countries. These underlying funds generally consider emerging markets to include all countries represented by the MSCI Emerging Markets Index, or any other country that the underlying fund's portfolio managers believe has an emerging economy or market.

The underlying fund in which the portion of the fund's assets allocated to the emerging markets equities asset class may be invested currently is BNY Mellon Emerging Markets Fund.

BNY Mellon Emerging Markets Fund invests primarily in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. This underlying fund may invest in companies of any market capitalization. Normally, this underlying fund will invest in a broad range of (and in any case at least five different) emerging market countries. The stocks purchased may have value and/or growth characteristics. The underlying fund's sub-adviser employs a bottom-up investment approach which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio of equity securities perceived by the underlying fund's sub-adviser to be priced at a level that offers an attractive risk-reward profile for investors and that has a more attractive quality and growth profile than the MSCI Emerging Markets Index. This underlying fund's portfolio allocations, sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the MSCI Emerging Markets Index at any given time. Consequently, this underlying fund may overweight or underweight certain countries, companies, industries or market sectors relative to the MSCI Emerging Markets Index. In addition, this underlying fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular countries. As of the date of this prospectus, this underlying fund expects to have significant exposure to securities of companies located in China, India, South Korea and Taiwan. This underlying fund also currently expects to have significant exposure to securities of companies in the information technology, financials and consumer staples sectors.

Investment Grade Bonds

The portion of the fund's assets allocated to the investment grade bonds asset class normally is invested, either directly or in underlying funds, in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed to be of comparable quality. The fixed-income investments in which the fund and these underlying funds invest generally may include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks, and inflation-indexed securities of varying duration or remaining maturity. Fixed-income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; foreign governments and their political subdivisions; and supranational entities. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Generally, the average effective duration of the fund's portfolio allocated to the investment grade bonds asset class will not exceed eight years. The fund may invest in individual bonds of any duration. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's fixed-income portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. In calculating the average effective duration of the fund's portfolio allocated to the investment grade bonds asset class, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

BNYM Investment Adviser uses a disciplined process to select investment grade fixed-income securities and manage risk. BNYM Investment Adviser chooses fixed-income securities based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Fixed-income securities selected must fit within BNYM Investment Adviser's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. BNYM Investment Adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells an individual fixed-income security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The underlying funds in which the portion of the fund's assets allocated to the investment grade bonds asset class may be invested currently include BNY Mellon Short-Term U.S. Government Securities Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and an unaffiliated investment company.

BNY Mellon Short-Term U.S. Government Securities Fund normally invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities. This underlying fund may invest in mortgage-related securities issued by U.S. government agencies or instrumentalities. The securities in which this underlying fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. Typically in choosing securities, this underlying fund's portfolio managers first examine U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio managers then seek to identify potentially profitable sectors before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time. Generally, this underlying fund's average effective portfolio maturity and average effective portfolio duration will be less than three years. This underlying fund may invest in individual bonds of any maturity or duration.

BNY Mellon Intermediate Bond Fund actively manages bond market and maturity exposure. This underlying fund's sub-adviser uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. This underlying fund's sub-adviser will use other techniques in an attempt to manage market risk and duration. Generally, this underlying fund's average effective portfolio maturity will be between 3 and 10 years and its average effective portfolio duration will be between 2.5 and 5.5 years. This underlying fund may invest in individual bonds of any maturity or duration.

BNY Mellon Corporate Bond Fund normally invests in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. BNYM Investment Adviser uses a disciplined process to select bonds and manage risk, actively managing the underlying fund's bond market and maturity exposure and credit profile. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. BNYM Investment Adviser will use other techniques in an attempt to manage market risk and duration. Generally, the average effective duration of this underlying fund's portfolio will not exceed eight years. This underlying fund may invest in individual bonds of any maturity or duration.

The unaffiliated underlying fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Bloomberg U.S. Government Inflation-Linked Bond Index, which tracks the inflation-protected sector of the United States Treasury market. Under normal market conditions, this underlying fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the index and in securities that the underlying fund's adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the index. In addition, in seeking to track the index this underlying fund may invest in debt securities that are not included in the index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds.

High Yield Bonds

The portion of the fund's assets allocated to the high yield bond asset class normally is invested in underlying funds that generally invest in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent at the time of purchase, and may hold fixed-income securities of varying duration or remaining maturity. Because the issuers of high yield securities may be at an early stage of development or may have been unable to repay past debts, these bonds typically must offer higher yields than investment grade bonds to compensate investors for greater credit risk.

The underlying funds in which the portion of the fund's assets allocated to the high yield bonds asset class may be invested currently include BNY Mellon High Yield Fund and BNY Mellon Floating Rate Income Fund.

BNY Mellon High Yield Fund normally invests in various types of high yield fixed-income securities, such as corporate bonds and notes, mortgage-related securities, asset-backed securities, floating rate loans (limited to up to 20% of the fund's net assets) and other floating rate securities, zero coupon securities, convertible securities, preferred stock and other debt instruments of U.S. and foreign issuers. In choosing securities, this underlying fund's portfolio managers seek to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest rate movements. This underlying fund's investment process involves a "top down" approach to security selection, looking at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company's financial strength, and the company's management. This underlying fund also looks for companies that are underleveraged, have positive free cash flow, and are self-financing. There are no restrictions on the dollar-weighted average maturity or average effective duration of this underlying fund's portfolio or on the maturities or durations of the individual fixed-income securities the underlying fund may purchase.

BNY Mellon Floating Rate Income Fund normally invests in floating rate loans and other floating rate securities. Floating rate loans and other floating rate securities effectively should enable this underlying fund to achieve a floating rate of income. This underlying fund, which is non-diversified, normally focuses on senior secured floating rate loans, which are loans secured by specific collateral of the borrower and are senior to most other securities of the borrower in the event of bankruptcy. This underlying fund normally invests principally in floating rate loans and other floating rate securities of U.S. issuers, but may invest up to 30% of its net assets in securities of foreign issuers. The floating rate loans and other floating rate securities in which this underlying fund invests typically are rated, at the time of investment, below investment grade or the unrated equivalent. The sub-adviser for this underlying fund buys and sells securities through a value-oriented, bottom up research process that incorporates a macroeconomic overlay to analyze investment opportunities. The sub-adviser uses fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across sectors, industries and structures while seeking to mitigate credit risk. The sub-adviser's fundamental analysis is complemented by its macroeconomic outlook as it relates to observed default trends, performance drivers and capital market liquidity.

Emerging Markets Debt

The portion of the fund's assets allocated to the emerging markets debt asset class normally is invested in an underlying fund that generally invests in debt securities of emerging market companies or governments.

The underlying fund in which the portion of the fund's assets allocated to the emerging markets debt asset class may be invested currently is an unaffiliated investment company that normally invests in debt securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries. This underlying fund generally will invest in at least four emerging market countries. This underlying fund may invest in securities rated below investment grade or the unrated equivalent, and may invest in defaulted corporate securities where its portfolio managers believe the restructured enterprise valuations or liquidation valuations may significantly exceed current market values. In addition, this underlying fund may invest in defaulted sovereign investments where its portfolio managers believe the expected debt sustainability of the country exceeds current market valuations. In allocating investments among various emerging market countries, the portfolio managers for this underlying fund attempt to analyze internal political, market and economic factors.

Diversifying Strategies

The portion of the fund's assets allocated to the diversifying strategies asset class normally is invested in underlying funds that provide exposure to alternative or non-traditional asset categories or investment strategies. These underlying funds generally maintain a low or negative correlation over time with the returns of major equity indices.

The underlying funds in which the portion of the fund's assets allocated to the diversifying strategies asset class may be invested currently include BNY Mellon Dynamic Total Return Fund and four unaffiliated investment companies.

BNY Mellon Dynamic Total Return Fund invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. This underlying fund will seek to achieve such investment exposure primarily through long and short positions in futures, options, forward contracts, swap agreements or ETFs, and normally will use economic leverage as part of its investment strategy. This underlying fund also may invest directly in equity securities, fixed-income securities and money market instruments. This underlying fund's portfolio managers apply a systematic, analytical investment approach designed to identify and exploit relative misvaluation opportunities across and within global capital markets. This underlying fund also may gain investment exposure to global commodity markets through a wholly-owned and controlled subsidiary. This underlying fund, which is non-diversified, may invest up to 30% of its net assets in emerging market issuers.

One of the four unaffiliated underlying funds invests in multiple proprietary and third-party investment strategies that seek to identify and profit from upcoming movements in any combination of global fixed income, currency, commodity or equity markets. These strategies may be quantitative or fundamental in nature, and may use market data and macroeconomic analysis to determine positions. The proprietary strategies of this underlying fund may range from broad strategies that seek to provide exposure to all markets to focused strategies that seek to provide exposure to a single asset class, sector or market. This underlying fund also will take long and short positions in a particular asset class, sector or market that the underlying fund's investment adviser expects to rise or fall in value, respectively. This underlying fund seeks to implement its investment strategies by investing in: futures, forwards, options, and options on futures with respect to commodities, currencies, equity and fixed income securities; exchange-traded funds; other pooled investment vehicles that provide exposure to the commodity, currency, equity and fixed income futures markets;

commodity, currency and financial-linked instruments, such as swap agreements and structured notes; exchange-traded notes and common stock. This underlying fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary, which has the same investment objective as the underlying fund, but which may invest to a greater extent than the underlying fund in commodity-linked derivative instruments.

Another unaffiliated underlying fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. Under normal market conditions, this underlying fund typically will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed-income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. These investments are intended to provide this underlying fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds, without investing in hedge funds. This underlying fund seeks to generate absolute returns over time, rather than track the performance of any particular index of hedge fund returns, using quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds. This underlying fund also may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-related derivatives.

Another unaffiliated underlying fund seeks to generate positive absolute returns over time. This underlying fund typically will make extensive use of a variety of derivative instruments, including futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also seeking to add value through volatility management. This underlying fund uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity instruments across time periods of various lengths, and may have both short and long exposures within an asset class. This underlying fund also may obtain investment exposure to commodities and commodity-related derivatives by investing a portion of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments.

Another unaffiliated underlying fund invests in a universe of commodity-linked derivative instruments and fixed-income investment opportunities. This underlying fund, which is non-diversified, gains exposure to commodities markets by investing in commodity-linked derivative instruments, such as structured notes and swap agreements. This underlying fund also may obtain investment exposure to commodities and commodity-related derivatives by investing a portion of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments. This underlying fund invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having investment grade ratings, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. This underlying fund maintains an average portfolio duration of three years or less and its fixed-income securities primarily will mature within five years from the date of settlement. This underlying fund's investments may include foreign securities denominated in foreign currencies.

Money Market Instruments

The portion of the fund's assets allocated to the money market instruments asset class normally is invested directly in high quality, short-term debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest; dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; and municipal securities. The fund will only buy individual securities with remaining maturities of 13 months or less, or that have features with the effect of reducing their maturities to 13 months or less at the time of purchase.

BNY Mellon Government Money Market Fund

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The fund's objective may be changed by the Trust's board upon 60 days' prior notice to shareholders.

The fund pursues its investment objective by investing only in government securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest), repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is a "government money market fund" as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund will provide shareholders with at least 60 days' prior notice of any changes to its policy to invest, under normal conditions, only in government securities, repurchase agreements collateralized solely by government securities and/or cash, and cash. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, which include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government. The repurchase agreements that the fund invests in may include tri-party repurchase agreements executed through a third party bank that provides payment administration, collateral custody and management services to the parties to the repurchase agreements.

Among other requirements, the fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.

The fund seeks to invest in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities and enter into repurchase agreements that present minimal credit risk, based on BNYM Investment Adviser's assessment of the issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, among other factors. As part of this assessment, to the extent relevant information is available, BNYM Investment Adviser also evaluates whether environmental, social and governance (ESG) factors could have a positive, negative or neutral impact on the entity's financial condition (including cash flows, revenues, and short-term debt coverage) and competitive positioning or reputation within the relevant sector. The relevance and significance of these ESG factors to an entity's financial condition, competitive positioning or reputation vary and are dependent on the specific sector in which an issuer, guarantor or counterparty operates.

With respect to counterparties to repurchase agreements, relevant ESG considerations may include carbon financing and exposure, privacy and data security, responsible investments, corporate governance, business ethics, and financial system stability. Repurchase agreement counterparties are evaluated for material ESG risks regardless of the agreement's underlying collateral.

As part of its credit risk analysis, BNYM Investment Adviser evaluates material ESG factors for the U.S. government and U.S. government agencies or instrumentalities. These factors are evaluated from a sovereign perspective and may include environmental risks such as natural disasters, weather patterns and climate change; social factors such as long-term demographic trends, health equality and education standards; and governance factors such as the quality of institutional frameworks. In this regard, ESG considerations are generally expected to have a neutral impact on investment decisions pertaining to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as other factors such as the financial condition, liquidity and market positioning of such entities are expected to outweigh ESG factors.

In evaluating ESG factors, BNYM Investment Adviser considers ESG research developed by one or more of its affiliates or third parties, including ESG assessments and commentary provided by credit rating agencies, and other material ESG information as available. The scope of such ESG research may vary significantly depending on the issuer, guarantor or counterparty and may be limited or unavailable. Identified ESG factors are incorporated within BNYM Investment Adviser's credit risk analysis to determine whether such ESG factors have a positive, negative or neutral impact on BNYM Investment Adviser's assessment of creditworthiness. Based on this determination, the fund may adjust the applicable credit or maturity limits for the relevant issuer, guarantor or counterparty. BNYM Investment Adviser, however, may determine, across all investments within the fund, that other attributes of creditworthiness, such as sources of liquidity and market positioning, outweigh ESG considerations when making an investment decision, and may not consider available ESG data in connection with every investment decision it makes on behalf of the fund. As a result, the fund may enter into repurchase agreements, for example, with counterparties that may be negatively impacted by ESG factors.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

BNY Mellon National Municipal Money Market Fund

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders.

To pursue its goal, the fund normally invests at least 80% of its net assets in short-term, high quality municipal obligations that provide income exempt from federal personal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund reserves the right to invest up to 20% of total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations and commercial paper. The fund may not achieve its investment objective when investing in taxable securities. The fund also may invest in custodial receipts.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is limited to investing in high quality securities that BNYM Investment Adviser has determined present minimal credit risks.

Among other requirements, the fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.

The fund seeks to invest in securities that present minimal credit risk, based on BNYM Investment Adviser's assessment of the issuer's or guarantor's credit quality and capacity to meet its financial obligations, among other factors. As part of this assessment, to the extent relevant information is available, BNYM Investment Adviser also evaluates, with respect to guarantors, whether ESG factors could have a positive, negative or neutral impact on the entity's financial condition (including cash flows, revenues, and short-term debt coverage) and competitive positioning or reputation within the relevant sector. The relevance and significance of these ESG factors to an entity's financial condition, competitive positioning or reputation vary and are dependent on the specific sector in which a guarantor operates. With respect to guarantors of securities, relevant ESG considerations may include carbon financing and exposure, privacy and data security, responsible investments, corporate governance, business ethics, and financial system stability.

In evaluating ESG factors, BNYM Investment Adviser considers ESG research developed by one or more of its affiliates or third parties, including ESG assessments and commentary provided by credit rating agencies, and other material ESG information as available. Identified ESG factors are incorporated within BNYM Investment Adviser's credit risk analysis to determine whether such ESG factors have a positive, negative or neutral impact on BNYM Investment Adviser's assessment of creditworthiness. Based on this determination, the fund may adjust the applicable credit or maturity limits for the relevant guarantor. BNYM Investment Adviser, however, may determine, across all investments within the fund, that other attributes of creditworthiness, such as sources of liquidity and market positioning, outweigh ESG considerations when making an investment decision, and may not consider available ESG data in connection with every investment decision it makes on behalf of the fund. As a result, the fund may invest in securities guaranteed by guarantors, for example, that may be negatively impacted by ESG factors.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

Investment Risks – Non-Money Market Funds

Investments in the funds are not bank deposits. They are not insured or guaranteed by The Bank of New York Mellon, any of its affiliates or any other bank, or the FDIC or any other government agency. None of the funds should be relied upon as a complete investment program. The share prices of the funds fluctuate, sometimes dramatically, which means you could lose money.

The funds also are subject to the principal risks and additional risks listed in the tables below. For a description of the risks listed in the tables, please see "Glossary – Investment Risks – Non-Money Market Funds" beginning on page 133. See also the funds' Statement of Additional Information for information on certain other investments in which the funds may invest and other investment techniques in which the funds may engage from time to time and related risks.

Principal Risks

	Income Stock Fund	Mid Cap Multi-Strategy Fund	Small Cap Multi-Strategy Fund	Focused Equity Opportunities Fund
Dividend-paying stock risk	✓
Emerging markets risk				✓
Foreign investment risk		✓	✓	✓
Growth and value stock risk	✓	✓	✓	✓
Large cap stock risk	✓			✓
Liquidity risk		✓	✓
Management risk	✓			✓
Market risk	✓	✓	✓	✓
Market sector risk	✓	✓		✓
Midsize company risk		✓
Non-diversification risk				✓
Risks of stock investing	✓	✓	✓	✓
Small and midsize company risk			✓
Strategy allocation risk		✓	✓

Principal Risks (cont'd)

	International Fund	Emerging Markets Fund	International Equity Income Fund	Bond Fund	Intermediate Bond Fund	Corporate Bond Fund	Short-Term U.S. Government Securities Fund

China risk		✓
Consumer staples sector risk		✓
Country, company, industry and market sector risk		✓
Credit risk				✓	✓	✓	✓
Emerging markets risk		✓	✓
Financial sector risk		✓
Fixed-income market risk				✓	✓	✓	✓
Foreign currency risk	✓	✓	✓
Foreign investment risk	✓	✓	✓
Government securities risk				✓	✓	✓	✓
Growth and value stock risk	✓	✓
India risk		✓
Information technology sector risk		✓
Interest rate risk				✓	✓	✓	✓
Issuer risk				✓	✓	✓
Large cap stock risk	✓	✓
Liquidity risk	✓	✓	✓	✓	✓	✓	✓
Management risk	✓	✓	✓	✓	✓	✓	✓
Market risk	✓	✓	✓	✓	✓	✓	✓
Market sector risk			✓			✓
Mortgage-related securities risk				✓			✓
Municipal securities risk				✓	✓
Prepayment risk				✓	✓	✓	✓
Repurchase agreement counterparty risk							✓

Risks of stock investing	✓	✓	✓
Small and midsize company risk	✓	✓	✓
Short-term trading risk				✓
South Korea risk		✓
Taiwan risk		✓

Principal Risks (cont'd)

	National Intermediate Municipal Bond Fund	National Short-Term Municipal Bond Fund	Pennsylvania Intermediate Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund	New York Intermediate Tax-Exempt Bond Fund	Municipal Opportunities Fund	Asset Allocation Fund

Conflicts of interest risk							✓
Correlation risk							✓
Credit risk	✓	✓	✓	✓	✓	✓	✓
Derivatives risk						✓
Emerging markets risk							✓
ETF and other investment company risk							✓
Fixed-income market risk							✓
Foreign currency risk							✓
Foreign investment risk						✓	✓
Forward commitment risk							✓
Government securities risk							✓
Growth and value stock risk							✓
High yield securities risk						✓	✓
Interest rate risk	✓	✓	✓	✓	✓	✓	✓
Inverse floating rate securities risk						✓
Issuer risk							✓
Large cap stock risk							✓
Liquidity risk	✓	✓	✓	✓	✓	✓	✓
Market risk	✓	✓	✓	✓	✓	✓	✓
Management risk	✓	✓	✓	✓	✓	✓
Municipal securities risk	✓	✓	✓	✓	✓	✓
Non-diversification risk	✓	✓	✓	✓	✓	✓
Prepayment risk	✓	✓	✓	✓	✓	✓	✓
Risks of stock investing							✓
Small and midsize company risk							✓
State-specific risk			✓	✓	✓

Strategy allocation risk	✓

In addition to the principal risks identified above, each fund may be subject to the following additional risks that are not anticipated to be principal risks of investing in the fund.
Additional Risks

	Income Stock Fund	Mid Cap Multi-Strategy Fund	Small Cap Multi-Strategy Fund	Focused Equity Opportunities Fund
ADR risk	✓
Convertible securities risk	✓
Credit risk	✓
Derivatives risk	✓
Emerging markets risk		✓	✓
Foreign currency risk		✓	✓	✓
Interest rate risk	✓
Leverage risk	✓
Liquidity risk	✓			✓
Market sector risk			✓
Preferred stock risk	✓
Short-term trading risk	✓	✓	✓	✓
Small and midsize company risk	✓	✓		✓
Temporary investment risk	✓	✓	✓	✓

Additional Risks (cont'd)

	International Fund	Emerging Markets Fund	International Equity Income Fund	Bond Fund	Intermediate Bond Fund	Corporate Bond Fund	Short-Term U.S. Government Securities Fund

Asset-backed securities risk				✓	✓	✓
Country and sector allocation risk	✓		✓
Derivatives risk	✓	✓	✓
ESG considerations risk		✓
Foreign currency risk				✓	✓
Foreign investment risk				✓	✓	✓
Growth and value stock risk			✓
Leverage risk	✓	✓	✓				✓
LIBOR risk				✓	✓	✓
Market sector risk	✓	✓		✓	✓
Mortgage-related securities risk					✓	✓
Municipal securities risk						✓	✓
Short-term trading risk	✓	✓	✓	✓	✓	✓	✓
Temporary investment risk	✓	✓	✓	✓	✓	✓	✓

Additional Risks (cont'd)

	National Intermediate Municipal Bond Fund	National Short-Term Municipal Bond Fund	Pennsylvania Intermediate Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund	New York Intermediate Tax-Exempt Bond Fund	Municipal Opportunities Fund	Asset Allocation Fund

ADR Risk							✓
Alternative asset categories and investment strategies risk							✓
Commodity sector risk							✓
Convertible securities risk							✓
Derivatives risk	✓	✓	✓	✓	✓		✓
ETF and other investment company risk						✓
Floating rate loan risk							✓
Foreign currency risk						✓
Foreign government obligations and securities of supranational entities risk							✓
Forward commitment risk	✓	✓	✓	✓	✓
Inflation-indexed securities risk							✓
IPO risk							✓
Leverage risk	✓	✓	✓	✓	✓	✓	✓
Loan valuation risk							✓
Management conflicts risk							✓
Market sector risk							✓
Mortgage-related securities risk							✓
Municipal securities risk							✓
Municipal securities sector risk	✓	✓	✓	✓	✓	✓
Preferred stock risk							✓

Additional Risks (cont'd)

	National Intermediate Municipal Bond Fund	National Short-Term Municipal Bond Fund	Pennsylvania Intermediate Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund	New York Intermediate Tax-Exempt Bond Fund	Municipal Opportunities Fund	Asset Allocation Fund

Real estate sector risk							✓
REIT risk							✓
Repurchase agreement counterparty risk							✓
RIC tax risk							✓
Short-term trading risk							✓
Subordinated securities risk							✓
Subsidiary risk							✓
Tax risk	✓	✓	✓	✓	✓	✓
Temporary investment risk	✓	✓	✓	✓	✓	✓	✓

Glossary – Investment Risks – Non-Money Market Funds

● ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. The fund may invest in ADRs through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the ADRs with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

● Alternative asset categories and investment strategies risk. Because certain underlying funds seek to provide exposure to alternative or non-traditional asset categories or investment strategies, the performance of these underlying funds will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the fund's assets allocated to such asset class.

● Asset-backed securities risk. Asset-backed securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. General downturns in the economy could cause the value of asset-backed securities to fall. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates.

● China risk. To the extent the fund invests significantly in the securities of Chinese companies, the fund's performance will be particularly exposed to the economy, industries, securities and currency markets of China. The Chinese economy and markets may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China remains a totalitarian country with continuing risk of nationalization, expropriation or confiscation of property. In particular, the Chinese Communist Party exercises significant control over economic growth in China through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Attempts by the government of the People's Republic of China to exert greater control over Hong Kong's economic, political and legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance of issuers located in Hong Kong. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further, the government could at any time alter or discontinue economic reforms.

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about the Chinese securities in which the fund invests may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which would significantly decrease the liquidity and value of the securities. Investing in certain China-related securities, such as Chinese A-shares, has certain associated risks including a lack of certainty regarding how Chinese securities regulations and listing rules of the Shanghai and Shenzhen Stock Exchanges will be applied; underdeveloped concepts of beneficial ownership and associated rights (i.e., participation in corporate actions and shareholder meetings); limitations on the ability to pursue claims against the issuer; and untested trading, clearance and settlement procedures.

A fund may gain economic exposure to certain operating companies in China through legal structures known as variable interest entities (VIEs). In a VIE structure, a China-based operating company typically establishes an offshore shell company in another jurisdiction which then enters into service and other contracts with the operating company and issues shares on a foreign exchange. Investors in VIEs hold stock in the shell company rather than directly in the operating company and the shell company may not own stock or other equity in the operating company. Certain Chinese companies have used VIEs to facilitate foreign investment because of Chinese governmental prohibitions or restrictions on non-Chinese ownership of companies in certain industries in China. Through a VIE arrangement, the operating companies indirectly raise capital from U.S. investors without distributing ownership of the operating companies to U.S. investors. Investments in VIEs are subject to risks in addition to those generally associated with investments in China. For example, breaches of the contractual arrangements, changes in Chinese law with respect to enforceability or permissibility of these arrangements or failure of these contracts to function as intended would likely adversely affect an investment in a VIE. Investors in VIEs face risks and uncertainty about future actions or intervention by the government of China at any time and without notice that could suddenly and significantly affect VIEs and the enforceability of the shell company's contractual arrangements with the operating company.

China's economy may be dependent on the economies of other Asian countries, many of which are developing countries. In addition, the imposition of tariffs or other trade barriers by the U.S. or other foreign governments on exports from China may have an adverse impact on Chinese issuers and China's economy as a whole. These actions may also trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on the fund's performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Additionally, U.S. executive orders current prohibit U.S. persons, including the fund, from transacting in securities of any Chinese company identified as a "Communist Chinese military company" or determined to be involved with China's "surveillance technology sector," including transactions in instruments that are derivative of, or are designed to provide investment exposure to, prohibited securities of such companies. It is unclear how long the executive orders will continue in effect, but to the extent that they do and further companies are designated, there may be a material adverse impact on the value of those securities. Additionally, from time to time, China has experienced outbreaks of infectious illnesses, including most recently COVID-19, which have resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, supply chain disruptions, lower consumer demand and or economic output, and other significant economic impacts. Such events will have an adverse impact on the fund's investments. All of the foregoing risks could increase the fund's volatility.

● Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as "daily price fluctuation limits" and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a "limit price." Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

● Conflicts of interest risk. BNYM Investment Adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. BNYM Investment Adviser or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as BNYM Investment Adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, BNYM Investment Adviser recommends asset allocations among these underlying funds, each of which pays advisory fees at different rates to BNYM Investment Adviser or its affiliates. These situations are considered by the Trust's board when it reviews the asset allocations for the fund.

● Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

● Correlation risk. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities can also fall in tandem.

● Country, company, industry and market sector risk. The fund may overweight or underweight its investments in certain countries, companies, industries or market sectors relative to the index, which may cause the fund's performance to be more or less sensitive to positive or negative developments affecting those countries, companies, industries or sectors.

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

● Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Derivative instruments, such as swap agreements, forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

● Dividend-paying stock risk. There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels of increase over time. The fund's focus on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company's track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

● Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States. For example, in response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia may result in the decline in the value and liquidity of

Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a fund's investments in Russian securities.

● ESG considerations risk.  As part of its investment research process, NIM's consideration of potential investments it views as presenting ESG risks, opportunities and issues may contribute to the fund making different investments than funds that do not incorporate ESG considerations into their investment research processes. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund's exposure to certain countries, market sectors, industries, companies, and/or types of investments, which may adversely impact the fund's performance depending on whether such countries, sectors, industries, companies, or investments are in or out of favor in the market. NIM's investment research process may incorporate ESG data provided by third parties, which may be limited for certain companies and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data. ESG data from third parties used by NIM as part of its investment research process often lacks standardization, consistency and transparency, and for certain companies such data may not be available, complete or accurate. NIM's evaluation of ESG factors relevant to a particular company may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

● ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

● Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

● Floating rate loan risk. Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the fund's ability to pay redemption proceeds within the allowable time periods stated in this prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund's portfolio managers may be required to rely primarily on their own evaluation of a borrower's credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. These laws may be less developed and more cumbersome with respect to the fund's non-U.S. investments. Uncollateralized senior loans involve a greater risk of loss. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the fund, such as invalidation of loans. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be "securities" for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections.

● Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

● Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

● Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

● Forward commitments risk. Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). When purchasing a security on a forward commitment basis, the fund would assume the risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

● Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

● Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

● High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield securities than for investment grade securities. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade securities. In addition, default of a security held by the fund may cause the fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the fund's rights. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

● India risk. To the extent the fund invests significantly in the securities of Indian companies, the fund's performance will be particularly exposed to risks that are specific to India, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, and exchange control regulations (including currency blockage). The securities markets in India are relatively underdeveloped and may subject the fund to higher transaction costs or greater uncertainty than investments in more developed securities markets. Further, the fund's investments are subject to fluctuations in the value of the Indian rupee. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of India. A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the fund. Also, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. In addition, religious and border disputes persist in India. India has historically experienced hostilities with neighboring countries, such as Pakistan and China, and the Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian states of Jammu and Kashmir remains unresolved. Instability as a result of these social and political tensions, as well potential natural or man-made disasters, could adversely impact the value of the fund's investments in India.

● Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

● Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed-rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

● IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

● Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

● Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

● Leverage risk. The use of leverage, such as entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value of the underlying asset can result in a loss substantially greater than the amount invested in the derivative itself.

● LIBOR rate risk. Many financial instruments, including those in which the fund may invest, utilize the London Interbank Offered Rate (LIBOR) as the reference or benchmark rate for variable interest rate calculations.  In July 2017, the United Kingdom's financial regulatory body announced plans to phase out the use of LIBOR by the end of 2021. It was subsequently announced that most tenors of US Dollar (USD) LIBOR would continue to be published through June 30, 2023, other than one-week and two-month USD LIBOR, which ceased publication on December 31, 2021. Various financial industry groups around the world have begun planning the transition to the use of different benchmarks.  In the United States, the Federal Reserve Board and the New York Fed convened the Alternative Reference Rates Committee, comprised of a group of private-market participants, which recommended the Secured Overnight Financing Rate as an alternative reference rate to USD LIBOR.  Neither the effect of the transition process, in the United States or elsewhere, nor its ultimate success, can yet be known.  While some instruments tied to LIBOR may include a replacement rate in the event LIBOR is discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain.  The cessation of LIBOR could affect the value and liquidity of investments tied to LIBOR, especially those that do not include fallback provisions, and may result in costs incurred in connection with closing out positions and entering into new trades.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. The secondary market for certain municipal bonds (such as those issued by smaller municipalities) tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. No active trading market may exist for some of the floating rate loans in which certain funds may invest and certain loans may be subject to restrictions on resale. Because some floating rate loans that certain funds may invest in may have a more limited secondary market, liquidity risk is more pronounced for these funds than for mutual funds that invest primarily in other types of fixed-income instruments or equity securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

● Loan valuation risk. Because there may be a lack of centralized information and trading for certain loans in which the fund may invest, reliable market value quotations may not be readily available for such loans and their valuation may require more research than for securities with a more developed secondary market. Moreover, the valuation of such loans may be affected by uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes.

● Management conflicts risk. The fund's sub-adviser and its affiliates may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the sub-adviser and its affiliates in the loan obligations market may restrict the fund's ability to acquire some loan obligations or affect the timing or price of such acquisitions. The fund's sub-adviser and its affiliates engage in a broad spectrum of financial services and asset management activities in which their interests or the interests of their clients may conflict with those of the fund. In addition, because of the financial services and asset management activities of the sub-adviser and its affiliates, the sub-adviser may not have access to material non-public information regarding the borrower to which other lenders have access.

● Management risk. The investment process and techniques used by the fund's portfolio managers could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

● Market sector risk. To the extent the fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

● Midsize company risk. Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

● Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

● Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell municipal securities at prices at or near their perceived value. If the fund needed to sell large blocks of municipal securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest the amount of which changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments that, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory or possession of the United States in which the fund invests could affect the market values and marketability of many or all municipal securities of such state, territory or possession. As an example, elevated costs or shortfalls in revenue associated with the spread of the COVID-19 outbreak could affect the ability of municipal issuers to make payments on debt obligations when due.

Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

● Municipal securities sector risk. The fund may significantly overweight or underweight certain municipal securities that finance projects in specific municipal sectors, such as utilities, hospitals, higher education or transportation, and this may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

● Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

● Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

● Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. In addition, floating rate loans may not have call protection and may be prepaid partially or in full at any time without penalty. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

● Real estate sector risk. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; possible lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements (including zoning laws and environmental restrictions); losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. Moreover, certain real estate investments may be illiquid and, therefore, the ability of real estate companies to reposition their portfolios promptly in response to changes in economic or other conditions is limited.

● REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

● Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

● RIC tax risk. A regulated investment company (RIC) must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. Certain underlying funds that are RICs intend to achieve exposure to currency markets primarily through entering into forward currency contracts. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a RIC's foreign currency gains not "directly related" to its "principal business" of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some foreign currency-denominated positions as not qualifying income. Certain underlying funds may gain exposure to commodity markets through investments in commodity-linked derivative instruments, including commodity options and futures, and commodity index-linked structured notes and swap agreements. Certain underlying funds also may gain exposure indirectly to commodity markets by investing in a subsidiary of such underlying fund. The Internal Revenue Service (IRS) has issued private letter rulings to these underlying funds confirming that income from such underlying funds' investment in their respective subsidiaries will constitute "qualifying income" for purposes of the 90% income test described above. The tax treatment of commodity-linked notes and other commodity-linked derivatives and the underlying funds' investment in such subsidiaries may be adversely affected by future legislation, Treasury regulations or guidance issued by the IRS that could affect the character, timing or amount of an underlying fund's taxable income or any gains and distributions made by such underlying fund.

● Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

● Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

● Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Some of the fund's investments will rise and fall based on investor perception rather than economic factors.

● South Korea risk. To the extent the fund invests significantly in the securities of South Korean issuers, the fund's performance will be particularly exposed to risks that are specific to South Korea, including legal, regulatory, political, currency, security and economic risks. Substantial political tensions exist between North Korea and South Korea. Escalated tensions and the outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the South Korean economy. In addition, South Korea's economic growth potential has recently been on a decline because of a rapidly aging population and structural problems, among other factors. The South Korean economy is heavily reliant on trading exports and disruptions or decreases in trade activity could lead to further declines.

● State-specific risk. The fund is subject to the risk that relevant state's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in the municipal obligations of a single state makes the fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification. The effects of this risk may be particularly heightened during economic and social disruptions associated with combating the outbreak of COVID-19 in the relevant state.

● Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies or underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective. Portfolio managers responsible for the investment strategies used by the fund make investment decisions independently and it is possible that the investment strategies may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy. Underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.

● Subordinated securities risk. Holders of securities that are subordinated or "junior" to more senior securities of an issuer are entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on the market value of these securities. Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. Consequently, subordinated loans generally have greater price volatility than senior loans and may be less liquid. The risks associated with subordinated unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral.

● Subsidiary risk. Certain underlying funds may gain exposure indirectly to commodity markets by investing in a subsidiary of such underlying fund. By investing in the subsidiary, the underlying fund will be indirectly exposed to the risks associated with the subsidiary's investments in commodities. The subsidiary is not registered under the Investment Company Act of 1940, as amended, and generally is not subject to the investor protections of said Act. As an investor in the subsidiary, the underlying fund does not have all of the protections offered to investors by the Investment Company Act of 1940, as amended. Changes in the laws of the United States and/or the Cayman Islands could prevent such an underlying fund or its subsidiary from operating as described in the underlying fund's prospectus and could negatively affect such underlying fund and its shareholders. In addition, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on such subsidiaries. If this were to change and the subsidiary was required to pay Cayman Island taxes, the investment returns of the underlying fund would be adversely affected.

● Taiwan risk. To the extent the fund invests significantly in Taiwanese issuers, the fund's performance will be particularly exposed to risks that are specific to Taiwan, including to legal, regulatory, political, currency and economic risks. Specifically, Taiwan's geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan's economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy.

● Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

● Temporary investment risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Investment Risks – Money Market Funds

Investments in the funds are not a bank deposit. They are not insured or guaranteed by The Bank of New York Mellon, any of its affiliates or any other bank, or the FDIC or any other government agency. You could lose money by investing in a fund. Each fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. Neither BNYM Investment Adviser nor its affiliates have a legal obligation to provide financial support to the funds, and you should not expect that BNYM Investment Adviser or its affiliates will provide financial support to the funds at any time.

Although each fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

BNY Mellon National Municipal Money Market Fund may impose a fee upon the sale of shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors. BNY Mellon Government Money Market Fund currently is not permitted to impose liquidity fees or redemption gates, and the Trust's board has no intention to impose a liquidity fee or redemption gate.

The funds also are subject to the investment risks listed in the table below. For a description of the risks listed in the table, please see "Glossary – Investment Risks – Money Market Funds" below. See also the funds' Statement of Additional Information for information on certain other investments in which the funds may invest and other investment techniques in which the funds may engage from time to time and related risks.

	Government Money Market Fund	National Municipal Money Market Fund

Credit risk		✓
ESG evaluation risk	✓	✓
Government securities risk	✓
Interest rate risk	✓	✓
Liquidity fee and/or redemption gate risk		✓
Liquidity risk	✓	✓
Market Risk	✓	✓
Municipal securities risk		✓
Repurchase agreement counterparty risk	✓
Tax risk		✓
Glossary – Investment Risks – Money Market Funds

● Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality and prices of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

● ESG evaluation risk. As part of BNYM Investment Adviser's assessment of an issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, the consideration of ESG factors may contribute to the fund making different investments than funds that invest in money market securities but do not incorporate ESG considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund's exposure to certain sectors and/or types of investments, which may adversely impact the fund's performance depending on whether such sectors or investments are in or out of favor in the market. BNYM Investment Adviser's security selection process incorporates ESG data provided by affiliated and unaffiliated data providers, which may be limited for certain issuers, guarantors and repurchase agreement counterparties and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data for issuers, guarantors and counterparties, including the issuers, guarantors and counterparties themselves. ESG data from data providers used by BNYM Investment Adviser often lack standardization, consistency and transparency, and for certain issuers, guarantors and counterparties, such data, including ESG ratings and scores, may not be available, complete or accurate. BNYM Investment Adviser's evaluation of ESG factors relevant to the financial condition or risk profile of a particular issuer or guarantor of securities or repurchase agreement counterparty, or otherwise, may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

● Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

● Interest rate risk. Prices of fixed-income securities tend to move inversely with changes in interest rates. Interest rate risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. In such an interest rate environment, the fund may be subject to a greater risk of principal decline from rising interest rates.

● Liquidity fee and/or redemption gate risk. The fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of unusual market conditions, an unusually high volume of redemption requests, redemptions by a few large investors, or other reasons. If a liquidity fee is imposed by the fund, it would reduce the amount you will receive upon the redemption of your shares. A "gate" will suspend your ability to redeem your shares while the gate is imposed and may prevent the fund from being able to pay redemption proceeds within the allowable time period stated in this prospectus. If the fund receives a liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time. When a fee or a gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may impair the fund's ability to maintain a stable net asset value.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments.  Events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown.

● Municipal securities risk. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may impair the fund's ability to maintain a stable net asset value. Various types of municipal securities are often related in such a way that political, economic or business developments affecting one obligation could affect other municipal securities held by the fund.

● Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

● Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

Management

Investment Adviser

The investment adviser for the funds is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Founded in 1947, BNYM Investment Adviser manages approximately $309 billion in 112 mutual fund portfolios. BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon has $43 trillion in assets under custody and administration and $1.9 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Sub-Advisers

BNYM Investment Adviser has engaged Boston Partners Global Investors, Inc. (Boston Partners), to serve as the sub-adviser of BNY Mellon Mid Cap Multi-Strategy Fund responsible for the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy. Boston Partners is an indirect wholly-owned subsidiary of ORIX Corporation, located at World Trade Center Building, 2-4-1 Hamamatsu-cho, Minato-ku, Tokyo 105-6135 Japan. As of September 30, 2022, Boston Partners had approximately $79.4 billion in assets under management. Boston Partners, subject to BNYM Investment Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy.

BNYM Investment Adviser has engaged Geneva Capital Management LLC (GCM), to serve as the sub-adviser of BNY Mellon Mid Cap Multi-Strategy Fund responsible for the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy. GCM, located at 411 East Wisconsin Avenue, Suite 2320, Milwaukee, Wisconsin 53202, is majority employee-owned. As of September 30, 2022, GCM had approximately $4.9 billion in assets under management. GCM, subject to BNYM Investment Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy.

BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited, to serve as the sub-adviser of BNY Mellon Emerging Markets Fund. NIM, subject to BNYM Investment Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's assets. NIM is an indirect wholly-owned subsidiary of BNY Mellon founded in 1978 and is regulated by the Financial Conduct Authority in the United Kingdom and registered in the United States with the SEC as an investment adviser. NIM's principal office is located at 160 Queen Victoria Street, London, EC4V, 4LA, United Kingdom. As of September 30, 2022, NIM managed approximately $45.4 billion in discretionary separate accounts and other investment accounts.

BNYM Investment Adviser has engaged its affiliate, Newton Investment Management North America, LLC, to serve as the sub-adviser of: (i) BNY Mellon Income Stock Fund; (ii) BNY Mellon Mid Cap Multi-Strategy Fund responsible for the portions of the fund's assets allocated to the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy; (iii) BNY Mellon Small Cap Multi-Strategy Fund responsible for the portions of the fund's assets allocated to the Opportunistic Small Cap Strategy, the Small Cap Value Strategy and the Small Cap Growth Strategy; (iv) BNY Mellon International Fund; and (v) BNY Mellon International Equity Income Fund. NIMNA, subject to BNYM Investment Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the respective fund's assets or the portion of the respective fund's assets allocated to the strategies described above. NIMNA is an indirect wholly-owned subsidiary of BNY Mellon registered in the United States with the Securities and Exchange Commission as an investment adviser. NIMNA's principal office is located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108. As of September 30, 2022, NIMNA managed approximately $53.3 billion in discretionary separate accounts and other investment accounts.

BNYM Investment Adviser has obtained from the SEC an exemptive order, upon which BNY Mellon Mid Cap Multi-Strategy Fund may rely, to use a manager of managers approach that permits BNYM Investments Adviser, subject to certain conditions and approval by the Trust's board, to enter into and materially amend sub-advisory agreements with one or more sub-advisers who are either unaffiliated or affiliated with BNYM Investment Adviser, without obtaining shareholder approval. The exemptive order also relieves the fund from disclosing the sub-advisory fee paid by BNYM Investment Adviser to a sub-adviser in documents filed with the SEC and provided to shareholders. The fund is required to disclose (as a dollar amount and a percentage of the fund's assets) (i) the aggregate fees paid to BNYM Investment Adviser and any wholly-owned sub-adviser (as defined in the 1940 Act) and (ii) the aggregate fees paid to affiliated (i.e., less than wholly-owned) and unaffiliated sub-advisers. BNYM Investment Adviser has ultimate responsibility (subject to oversight by the Trust's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Trust's board. The Trust's board, including a majority of the "non-interested" board members, must approve each new sub-adviser. In addition, the fund is required to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.

A discussion regarding the basis for the board's approving each sub-investment advisory agreement between BNYM Investment Adviser and the relevant sub-adviser is available in the fund's annual report for the fiscal year ended August 31, 2022.

Distributor

BNY Mellon Securities Corporation (BNYMSC), a wholly-owned subsidiary of BNYM Investment Adviser, serves as distributor of each fund (i.e., principal underwriter). Shareholder services fees are paid to BNYMSC for providing shareholder account service and maintenance. BNYM Investment Adviser or BNYMSC may provide cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services (other than Class M shares). Such payments are separate from any shareholder services fees or other expenses that may be paid by the funds to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYM Investment Adviser's or BNYMSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYM Investment Adviser or BNYMSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of a fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates or other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to a fund.

Code of Ethics

The funds, BNYM Investment Adviser, Boston Partners, GCM, NIM, NIMNA and BNYMSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. A primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Portfolio Managers*

Name of Fund	Primary Portfolio Manager(s)
BNY Mellon Income Stock Fund	John C. Bailer, Brian C. Ferguson, David S. Intoppa and Keith Howell
BNY Mellon Mid Cap Multi-Strategy Fund

Alicia Levine (investment allocation) and Thomas Murphy (Mid Cap Tax-Sensitive Strategy), Patrick Kent (lead portfolio manager) and Andrew Leger (Opportunistic Mid Cap Value Strategy), John R. Porter III, Todd W. Wakefield, Robert C. Zeuthen, Karen Behr and Andrew Leger (Mid Cap Growth Strategy), Joseph F. Feeney, Jr. and Steven L. Pollack (Boston Partners Mid Cap Value Strategy) and William A. Priebe, José Muñoz and William Scott Priebe (Geneva Mid Cap Growth Strategy)

Name of Fund	Primary Portfolio Manager(s)
BNY Mellon Small Cap Multi-Strategy Fund

Alicia Levine (investment allocation) and Patrick Kent (Opportunistic Small Cap Strategy), Joseph M. Corrado, Stephanie K. Brandaleone and Edward R. Walter (Small Cap Value Strategy) and Andrew Leger, John R. Porter III, Todd W. Wakefield, Robert C. Zeuthen and Karen Behr (Small Cap Growth Strategy)

BNY Mellon Focused Equity Opportunities Fund	Donald M. Sauber and Thomas Lee
BNY Mellon International Fund	James A. Lydotes
BNY Mellon Emerging Markets Fund	Paul Birchenough, Alex Khosla and Ian Smith
BNY Mellon International Equity Income Fund	Peter D. Goslin
BNY Mellon Bond Fund	John F. Flahive
BNY Mellon Intermediate Bond Fund	John F. Flahive
BNY Mellon Corporate Bond Fund	John F. Flahive
BNY Mellon Short-Term U.S. Government Securities Fund	Lawrence R. Dunn
BNY Mellon National Intermediate Municipal Bond Fund	John F. Flahive and Mary Collette O'Brien
BNY Mellon National Short-Term Municipal Bond Fund	John F. Flahive
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Gregory J. Conant and Mary Collette O'Brien
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Mary Collette O'Brien and Stephen J. O'Brien
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Gregory J. Conant and John F. Flahive
BNY Mellon Municipal Opportunities Fund	John F. Flahive
BNY Mellon Asset Allocation Fund	Alicia Levine (investment allocation), Thomas Murphy and Michael Mongelluzzo (equity portion) and John F. Flahive (fixed-income portion)

*Except as otherwise disclosed, each portfolio manager is jointly and primarily responsible for managing the fund's assets (or the portion of the fund's assets allocated to the strategy for which the portfolio manager is responsible).

Biographical Information

John C. Bailer, CFA, has been a primary portfolio manager of BNY Mellon Income Stock Fund since December 2011. Mr. Bailer is Deputy Head of Equity Income and a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1992.

Karen Behr has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Mid Cap Growth Strategy, of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Growth Strategy. Ms. Behr is a portfolio manager at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2008.

Paul Birchenough has been a primary portfolio manager of BNY Mellon Emerging Markets Fund since October 2022. Mr. Birchenough is an investment manager on the emerging markets equities team at NIM, where he has been employed since October 2020. Prior to joining NIM, Mr. Birchenough was a global emerging market equity portfolio manager at AXA Investment Managers, where he had worked since April 2011.

Stephanie K. Brandaleone, CFA, has been a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Value Strategy since August 2012. Ms. Brandaleone is a research analyst at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2003.

Gregory J. Conant, CFA, has been a primary portfolio manager of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund since September 2015. Mr. Conant has been employed by BNYM Investment Adviser since September 2015. He is a vice president at BNY Mellon Wealth Management, which he joined in June 1998.

Joseph M. Corrado, CFA has been a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Value Strategy since August 2012. Mr. Corrado is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2003.

Lawrence R. Dunn, CFA, has been a portfolio manager of BNY Mellon Short-Term U.S. Government Securities Fund since its inception in October 2000. Mr. Dunn has been employed by BNYM Investment Adviser since November 1995. He is a vice president at BNY Mellon Wealth Management, which he joined in April 1990.

Joseph F. Feeney, Jr., CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Boston Partners Mid Cap Value Strategy since August 2012. Mr. Feeney is chief executive officer and chief investment officer of Boston Partners (effective January 1, 2020), which he joined in 1995.

Brian C. Ferguson has been a primary portfolio manager of BNY Mellon Income Stock Fund since December 2015. Mr. Ferguson is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since June 1997.

John F. Flahive, CFA, has been a primary portfolio manager of BNY Mellon National Intermediate Municipal Bond Fund since its inception in October 2000, of BNY Mellon Bond Fund since August 2005, of BNY Mellon Municipal Opportunities Fund since its inception in October 2008 and of BNY Mellon Corporate Bond Fund since its inception in March 2012. He also has been a primary portfolio manager of BNY Mellon Asset Allocation Fund and BNY Mellon Intermediate Bond Fund since March 2006, of BNY Mellon New York Intermediate Tax-Exempt Bond Fund since September 2008 and of BNY Mellon National Short-Term Municipal Bond Fund since September 2015. Mr. Flahive has been employed by BNYM Investment Adviser since November 1994. He is a senior vice president at BNY Mellon Wealth Management, which he joined in October 1994.

Peter D. Goslin, CFA, has been a primary portfolio manager of BNY Mellon International Equity Income Fund since July 2015. He is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1999.

Keith Howell has been a primary portfolio manager of BNY Mellon Income Stock Fund since September 2021. Mr. Howell is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2006.

David S. Intoppa has been a primary portfolio manager of BNY Mellon Income Stock Fund since December 2015. Mr. Intoppa is a research analyst at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2006.

Patrick Kent, CFA, has been the lead primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Opportunistic Mid Cap Value Strategy, of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Opportunistic Small Cap Strategy since March 2019. He is Head of Small Cap Equities and a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA, since 2019. Previously, Mr. Kent was a portfolio manager at Wellington Management, where he co-managed the firm's global all-cap impact investing strategy, which paired top-down thematic research with bottom-up stock selection and focused on positive social and environmental impact.

Alex Khosla has been a primary portfolio manager of BNY Mellon Emerging Markets Fund since October 2022. Mr. Khosla is an investment manager on the emerging markets equities team at NIM, where he has been employed since April 2022. Prior to joining NIM, Mr. Khosla was a research analyst covering global emerging markets at Aikya Investment Management, where he had worked since March 2020. Prior to Aikya Investment Management, Mr. Khosla was a research analyst covering global emerging markets at Stewart Investors (part of First State Investments) since July 2017.

Thomas Lee has been a primary portfolio manager of BNY Mellon Focused Equity Opportunities Fund since March 2018. Mr. Lee has been employed by BNYM Investment Adviser since November 2017. He is a senior equity analyst and a member of its Large Cap Equity Team at BNY Mellon Wealth Management, which he joined in 2005.

Andrew Leger has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Mid Cap Growth Strategy, of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Growth Strategy since September 2021. Mr. Leger is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2014.

Alicia Levine has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund and BNY Mellon Asset Allocation Fund responsible for investment allocation decisions since September 2021, September 2021 and June 2022, respectively. Ms. Levine has been employed by BNYM Investment Adviser since September 2021. She is Head of Equities, Capital Markets Advisory for BNY Mellon Wealth Management and Vice Chair of BNY Mellon Wealth Management's Investment Strategy Committee. She has been employed by BNY Mellon Wealth Management since October 2016.

James A. Lydotes, CFA, has been a portfolio manager of BNY Mellon International Fund since December 2015. He is the Deputy Chief Investment Officer of the Equity division and a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2007.

Michael Mongelluzzo has been a primary portfolio manager of BNY Mellon Asset Allocation Fund with respect to the portion of the fund's assets invested directly in large cap equity securities since December 2019. Mr. Mongelluzzo is a portfolio manager on the Tax-Managed Equity team at BNY Mellon Wealth Management. He has been employed by BNY Mellon Wealth Management since 2002 and by BNYM Investment Adviser since December 2019.

José Muñoz, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund since July 2017. Mr. Muñoz is a managing principal and portfolio manager at GCM, which he joined in 2011, and has co-managed the Geneva Mid Cap Growth Strategy since July 2017.

Thomas Murphy has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Mid Cap Tax-Sensitive Core Strategy since August 2012, and BNY Mellon Asset Allocation Fund with respect to the portion of the fund's assets invested directly in large cap equity securities since December 2019. Mr. Murphy is a managing director of the Tax-Managed Equity team at BNY Mellon Wealth Management. He has been employed by BNY Mellon Wealth Management since 1981, and by BNYM Investment Adviser since 2010.

Mary Collette O'Brien, CFA, has been a primary portfolio manager of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund since its inception in October 2000, and of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund since March 2006. Ms. O'Brien has been employed by BNYM Investment Adviser since July 1996. She is a managing director at BNY Mellon Wealth Management, which she joined in April 1995.

Stephen J. O'Brien has been a primary portfolio manager of BNY Mellon Massachusetts Intermediate Municipal Bond Fund since September 2015. Mr. O'Brien has been employed by BNYM Investment Adviser since September 2015. He is a senior associate at BNY Mellon Wealth Management, which he joined in June 2006.

Steven L. Pollack, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Boston Partners Mid Cap Value Strategy since August 2012. Mr. Pollack is a senior portfolio manager of Boston Partners, which he joined in 2000.

John R. Porter III has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Mid Cap Growth Strategy, of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Growth Strategy since March 2017. Mr. Porter is Chief Investment Officer and Head of Equity at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since August 2016.

William A. Priebe, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Geneva Mid Cap Growth Strategy since March 2013. He is a portfolio manager, adviser, of GCM, which he co-founded in 1987.

William Scott Priebe has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Geneva Mid Cap Growth Strategy since March 2013. He is a managing principal and portfolio manager of GCM, which he joined in 2004.

Donald M. Sauber has been a primary portfolio manager of BNY Mellon Focused Equity Opportunities Fund since March 2018. Mr. Sauber has been employed by BNYM Investment Adviser since February 2018. He is a portfolio manager and senior equity analyst at BNY Mellon Wealth Management, which he joined in 2006, and is a member of its Large Cap Equity Team.

Ian Smith has been a primary portfolio manager of BNY Mellon Emerging Markets Fund since October 2022. Mr. Smith is an investment manager on the emerging markets equities team at NIM, where he has been employed since October 2020. Prior to joining NIM, Mr. Smith was a global emerging market equity portfolio manager at AXA Investment Managers, where he had worked since February 2012.

Todd W. Wakefield, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Mid Cap Growth Strategy and of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Growth Strategy since May 2013. Mr. Wakefield is a research analyst at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2003.

Edward R. Walter, CFA, has been a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Value Strategy since August 2012. Mr. Walter is a research analyst at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2003.

Robert C. Zeuthen, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Mid Cap Growth Strategy and of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Growth Strategy since August 2012 and May 2013, respectively. Mr. Zeuthen is a research analyst at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2006.

The funds' Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Investment Advisory Fee

For the fiscal year ended August 31, 2022, each of the funds paid BNYM Investment Adviser an investment advisory fee at the effective annual rate set forth in the table below.

A discussion regarding the basis for the board's approving each fund's investment advisory agreement with BNYM Investment Adviser is available in the fund's annual report for the fiscal year ended August 31, 2022.

Investment Advisory Fees
Name of Fund	Effective Investment Advisory Fee (as a percentage of the value of the fund's average daily net assets)
BNY Mellon Income Stock Fund	0.65%*
BNY Mellon Mid Cap Multi-Strategy Fund	0.75%
BNY Mellon Small Cap Multi-Strategy Fund	0.85%
BNY Mellon Focused Equity Opportunities Fund	0.70%
BNY Mellon International Fund	0.85%
BNY Mellon Emerging Markets Fund	1.15%
BNY Mellon International Equity Income Fund	0.85%
BNY Mellon Bond Fund	0.40%
BNY Mellon Intermediate Bond Fund	0.40%
BNY Mellon Corporate Bond Fund	0.40%
BNY Mellon Short-Term U.S. Government Securities Fund	0.26%*
BNY Mellon National Intermediate Municipal Bond Fund	0.35%
BNY Mellon National Short-Term Municipal Bond Fund	0.28%*
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	0.36%*
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	0.35%
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	0.36%*
BNY Mellon Municipal Opportunities Fund	0.50%
BNY Mellon Asset Allocation Fund	0.31%*
BNY Mellon Government Money Market Fund	0.02%*
BNY Mellon National Municipal Money Market Fund	0.04%*
*The effective investment advisory fee reflects a fee waiver/expense reimbursement in effect during the fund's fiscal year ended August 31, 2022.

Shareholder Guide

Buying, Selling and Exchanging Shares

Each fund is offering its Class M shares and Investor shares in this prospectus. Certain funds also may offer one or more other classes of shares, described in a separate prospectus. The classes differ in their expenses, eligibility and minimum purchase requirements, and the services they offer to shareholders. Investor shares are subject to an annual shareholder services fee of .25% paid to the funds' distributor for shareholder account service and maintenance.

Class M shares are generally offered only to Wealth Management Clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (Wealth Management Clients). Such qualified fiduciary, custody, advisory or other accounts maintained by Wealth Management Clients with various affiliates of BNY Mellon (BNY Mellon Affiliates) are referred to herein as "Qualified Accounts." Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the funds' transfer agent (BNY Mellon Fund Accounts). Class M shares of BNY Mellon Government Money Market Fund, BNY Mellon National Municipal Money Market Fund and BNY Mellon Municipal Opportunities Fund also are offered to certain investment advisory firms on behalf of their high-net-worth and related clients, provided that such firms are approved by BNY Mellon Wealth Management and invest in the fund through an omnibus account (Investment Advisory Firms). Investment Advisory Firms are subject to a minimum initial investment requirement of $1 million. Class M shares owned by clients of Investment Advisory Firms will be held in omnibus accounts in the name of the Investment Advisory Firms. Records relating to the client accounts of Investment Advisory Firms generally will not be maintained by BNYM Investment Adviser, The Bank of New York Mellon or their affiliates. Class M shares of each fund, except BNY Mellon Income Stock Fund, BNY Mellon Government Money Market Fund, BNY Mellon National Municipal Money Market Fund and BNY Mellon Municipal Opportunities Fund, also may be purchased by (i) institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the funds' distributor, and except as otherwise may be approved by BNY Mellon Wealth Management with respect to certain Retirement Plans, that make an initial investment in Class M shares of a fund of at least $1 million and (ii) certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by BNY Mellon Wealth Management and make an initial investment in Class M shares of a fund of at least $1 million (collectively, Institutional Investors). Generally, each such Institutional Investor will be required to open and maintain a single master account with the Trust for all purposes. Institutional Investors purchasing fund shares on behalf of their clients determine whether Class M shares will be available for their clients. Accordingly, the availability of Class M shares of a fund will depend on the policies of the Institutional Investor. Class M shares of each fund, except for BNY Mellon Income Stock Fund, BNY Mellon Asset Allocation Fund, BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund, also are offered to unaffiliated investment companies approved by BNY Mellon Wealth Management. In addition, BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund may be used as "sweep vehicles" for cash held in Qualified Accounts. Any such investments must be in the respective fund's Class M shares.

Institutional Investors holding Class M shares of BNY Mellon Income Stock Fund as of May 31, 2016 may continue to purchase Class M shares of such fund for their existing accounts. After May 31, 2016, Institutional Investors may purchase Class Y shares of BNY Mellon Income Stock Fund for new accounts. Class Y shares of BNY Mellon Income Stock Fund are offered in a separate prospectus. Investors may obtain a copy of the prospectus for Class Y shares of the fund by calling 1-800-373-9387.

The funds, BNYM Investment Adviser or the funds' distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will BNYM Investment Adviser or the funds' distributor or their affiliates provide any "revenue sharing" payments, with respect to Class M shares.

Investor shares are generally offered only to Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, and to individuals, corporations, partnerships and other entities that are not Wealth Management Clients and that receive a transfer of fund shares from a Wealth Management Client (collectively, Individual Clients), except that Individual Clients of a fund on July 10, 2001 will continue to be eligible to purchase Class M shares of that fund for their then existing accounts. Fund shares owned by Individual Clients will be held in separate accounts (Individual Accounts). Investor shares may also be offered to former brokerage clients of BNY Mellon Wealth Advisors whose accounts were converted to accounts that are now held by BNY Mellon Brokerage Services, a division of BNYMSC, for their then existing accounts or to brokerage clients of BNY Mellon Wealth Management Direct, a division of BNYMSC (collectively, BNY Mellon Wealth Brokerage Clients). Fund shares owned by BNY Mellon Wealth Brokerage Clients also will be held in separate accounts (BNY Mellon Wealth Brokerage Accounts). In addition, Investor shares may be offered to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which BNYM Investment Adviser or certain of its affiliates have entered into an agreement (Qualified Employee Benefit Plans) that have held Investor shares of a fund since on or before December 16, 2013 and who, therefore, may continue to purchase and hold Investor shares of that fund for their then-existing accounts, exchange their fund shares for shares of another fund and purchase additional Investor shares of funds into which they exchange. Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (Qualified Employee Benefit Plan Accounts) and records relating to these accounts generally will not be maintained by BNYM Investment Adviser, The Bank of New York Mellon or their affiliates.

Wealth Management Clients may transfer Class M shares from a BNY Mellon Fund Account to other existing Wealth Management Clients for their BNY Mellon Fund Accounts. Wealth Management Clients also may transfer shares from a BNY Mellon Fund Account to an Individual Account or a BNY Mellon Wealth Brokerage Account. Before any such transfer (other than a transfer to Individual Clients of a fund as of July 10, 2001 for their then-existing accounts), the Wealth Management Client's Class M shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client or BNY Mellon Wealth Brokerage Client will receive Investor shares. Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts or BNY Mellon Wealth Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholder's Class M shares into Investor shares will be at the equivalent net asset value (NAV) of each class at the time of the conversion. Individual Clients and BNY Mellon Wealth Brokerage Clients in the Investor class of a fund who make subsequent investments in that fund will receive Investor shares of that fund. Holders of Investor shares of a fund at the time they become Wealth Management Clients (Converting Investor Shareholders) generally may request to have their Investor shares converted into Class M shares of the fund. The conversion of such shareholder's Investor shares into Class M shares will be at the equivalent NAV of each class at the time of the conversion. Converting Investor Shareholders in Class M shares of a fund who make subsequent investments in that fund will receive Class M shares of that fund. See the SAI for more information.

As a "retail" money market fund, investments in BNY Mellon National Municipal Money Market Fund are limited to accounts beneficially owned by natural persons (i.e., human beings). As a "retail" money market fund, BNY Mellon National Municipal Money Market Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. Natural persons may invest in the fund directly, jointly with other natural persons or through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; IRAs; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment authority held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day to day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts). If a shareholder account is identified as potentially not being beneficially owned by a natural person, and it cannot be established that the shareholder can be re-categorized, the shareholder will be contacted and requested to redeem its fund shares. If the shareholder is not responsive and/or does not redeem the shares as requested (typically within five business days of the request), the shares will be redeemed at the initiation of the fund. The fund and its agents will not be responsible for any loss in an investor's account or tax liability resulting from an involuntary redemption.

Financial intermediaries are required, to the extent that they hold investments in BNY Mellon National Municipal Money Market Fund, to ensure compliance of such investments with the terms and conditions for investor eligibility as set forth above. Such financial intermediaries will be expected to have policies and procedures that are reasonably designed to limit all beneficial owners of the fund on behalf of whom they place purchase orders to natural persons. The fund may involuntarily redeem shares held through intermediaries that do not assist the fund so that the fund may conclude that such shares are beneficially owned by natural persons. Financial intermediaries must promptly report to the fund the identification of any beneficial owner of shares of the fund that is not a natural person of which they are aware and promptly take steps to redeem any such shares of the fund.

Because BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, BNY Mellon Municipal

Opportunities Fund and BNY Mellon National Municipal Money Market Fund seek tax-exempt income, they are not recommended for purchase by qualified Retirement Plans or other U.S. tax-advantaged accounts.

Applicable to the non-Money Market Funds:

You pay no sales charges to invest in either share class of any fund. Your price for fund shares is the fund's NAV per share, which is calculated as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern time) on days the NYSE is scheduled to be open for regular business. The NYSE is closed on certain holidays listed in "Determination of NAV" in the SAI. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund or a financial intermediary that serves as agent for the fund. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "How to Redeem Shares" in the SAI. Equity investments are valued on the basis of market quotations or official closing prices.

Investments in debt securities generally are valued based on values supplied by an independent pricing service approved by the Trust's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the Trust's board. Fair value of investments may be determined by the Trust's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the Trust's board. Forward current contracts will be valued using the forward rate obtained from an independent pricing service approved by the Trust's board. Futures contracts will be valued at the most recent settlement price. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect such fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares. The effect on NAV may be more pronounced for BNY Mellon Emerging Markets Fund, BNY Mellon International Fund and BNY Mellon International Equity Income Fund, which invest primarily in foreign securities. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the Trust's board. ETFs will be valued at their market price.

Investments in foreign securities, small-capitalization equity securities, certain municipal bonds and certain other thinly traded securities may provide short-term traders arbitrage opportunities with respect to a fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of a fund's NAV by short-term traders. While the funds have a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the funds' frequent trading policy.

Applicable to the Money Market Funds:

You pay no sales charges to invest in the Investor shares of either fund.

Each fund's NAV is calculated on any day the New York Stock Exchange (NYSE) is open. In addition, each fund's NAV will be calculated on any day the NYSE is closed but the Federal Reserve Bank is open and the Securities Industry and Financial Markets Association (SIFMA) recommends that fixed income securities markets be open for the day or a portion of the day.

The time at which a fund's NAV is calculated, and the trading deadline for orders "in proper form" (as defined below), is reflected in the table below. Each fund reserves the right to change the time at which the fund's NAV is calculated and the trading deadline to an earlier time than stated below in the case of an emergency, if regular trading on the NYSE is restricted or closes early, the fixed income securities markets or the Federal Reserve Bank close early, or as otherwise permitted by the SEC.

Name of Fund	Fund Calculation of NAV/Trading Deadline for Orders in Proper Form
BNY Mellon Government Money Market Fund	12:00 p.m.
BNY Mellon National Municipal Money Market Fund	12:00 p.m.

All times are Eastern time.

Orders in proper form received and accepted by a fund or a financial intermediary that serves as agent for the fund by the time of day at which the fund calculates its NAV will become effective at the NAV determined on that day and shares purchased will receive the dividend declared on that day. An order to purchase shares received by a fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds promptly thereafter. Unless other arrangements have been agreed to in advance, each fund generally expects to receive the funds within two hours after the order is received by the fund or a financial intermediary that serves as agent for the fund, or by 6:00 p.m., Eastern time, whichever is earlier. Orders submitted through a financial intermediary that does not serve as an agent for a fund are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

An order in proper form received and accepted after the time of day at which a fund determines its NAV will be priced at the NAV determined on the following business day and will begin to accrue dividends on such business day. If payment is not received within the appropriate time period, the fund reserves the right to cancel the purchase order at its discretion, and the investor would be liable for any resulting losses or expenses incurred by the fund or the fund's transfer agent, including interest charges.

Certain financial intermediaries serve as agents for the funds and accept orders on behalf of the funds. If a financial intermediary serves as agent of a fund, the order is priced at the fund's NAV next calculated after the order is accepted by the intermediary. Orders submitted through a financial intermediary that does not serve as an agent for a fund are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

Each fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. Each fund uses this valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to maintain a price of $1.00 per share.

Selling Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund or a financial intermediary that serves as agent for the fund. Your order will be processed promptly.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by a fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the SEC for the protection of fund shareholders. For these purposes, the SEC determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

If you request the fund to transmit your redemption proceeds to you by check, the funds expect that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire ($1,000 minimum) or electronic check via TeleTransfer ($500 minimum), and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. Payment of redemption proceeds may take longer than the number of days the funds typically expect and may take up to seven days after your order is received in proper form by the funds' transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

Additionally, BNY Mellon National Municipal Money Market Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums.  See "Potential Restrictions on Fund Redemptions—Fees and Gates" below for more information.

Before selling or writing a check against shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

● if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

● the fund will not honor redemption checks or process wire, telephone or TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, each non-money market fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests, and, pursuant to an interfund lending order granted by the SEC, each money market fund, and certain other money market funds in the BNY Mellon Family of Funds, may borrow money from certain money market funds in the BNY Mellon Family of Funds for temporary or emergency purposes to meet redemption requests. Each fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYM Investment Adviser determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the Trust's board in other circumstances identified by BNYM Investment Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by a fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

Potential Restrictions on Fund Redemptions—Fees and Gates

Applicable to BNY Mellon National Municipal Money Market Fund only:

If the fund's weekly liquid assets fall below 30% of its total assets, the Trust's board, if it determines it is in the best interests of the fund, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates beginning as early as the same day. In addition, if the fund's weekly liquid assets fall below 10% of its total assets at the end of any business day, the fund must impose a 1% liquidity fee on shareholder redemptions, beginning on the next business day, unless the Trust's board, including a majority of the board members who are not "interested persons" of the fund, determines that a lower or higher fee (not to exceed 2%), or no fee, is in the best interests of the fund. "Weekly liquid assets" include cash, government securities and securities readily convertible into cash within five business days.  It is anticipated that the need to impose liquidity fees and redemption gates would occur very rarely, if at all, during times of extraordinary market stress.

Shareholders and financial intermediaries generally will be notified before a liquidity fee is imposed on the fund (although the Trust's board, in its discretion, may elect otherwise).  A liquidity fee would be imposed on all redemption requests (including redemptions by exchange into another fund) processed at the first NAV calculation following the announcement that the fund would impose a liquidity fee, which may be the same day.  Liquidity fees generally would operate to reduce the amount an investor receives upon redemption of fund shares, including upon an exchange of fund shares for shares of another fund, although under certain arrangements through which an intermediary remits the liquidity fee to the fund and charges an investor directly the fund will pay gross redemption proceeds to the intermediary.  Liquidity fee proceeds would generally be retained by the fund and may be used to assist the fund to restore its $1.00 share price.  If the fund receives a liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time.

Shareholders and financial intermediaries will not be notified prior to the imposition of a redemption gate; however, financial intermediaries may be notified after the last NAV is calculated on the day the Trust's board has made a decision to impose a redemption gate. Redemption requests (including redemptions by exchange into another fund) submitted while a redemption gate is imposed will be cancelled without further notice. If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request at that time.

When a liquidity fee or a redemption gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

The Trust's board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the fund. In addition, a liquidity fee or redemption gate will automatically terminate at the beginning of the next business day once the fund's weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period.

The imposition and termination of a liquidity fee or redemption gate would be announced on the fund's website (www.dreyfus.com). In addition, the fund will communicate such action through a disclosure supplement to this prospectus and may further communicate such action by other means.

The Trust's board also may determine to permanently suspend redemptions and liquidate the fund if the fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets and the Trust's board determines that it would not be in the best interests of the fund to continue operating.  In the event that the board approves liquidation of the fund, BNYM Investment Adviser will commence the orderly liquidation of the fund's portfolio securities, following which the fund's net assets will be distributed to shareholders pursuant to a plan of liquidation adopted by the board.

Purchases, Redemptions and Exchanges Through BNY Mellon Funds Trust Accounts and BNY Mellon Wealth Brokerage Accounts

Persons who hold fund shares through BNY Mellon Funds Trust Accounts or BNY Mellon Wealth Brokerage Accounts should contact their account officer or financial advisor, respectively, for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases, Redemptions and Exchanges Through Institutional Investors

Institutional Investors that purchase fund shares for themselves or on behalf of their clients should contact their financial advisor directly for information concerning purchasing, selling (redeeming), and exchanging fund shares. Institutional Investors may impose policies, limitations (including with respect to buying, selling and exchanging fund shares) and fees on their clients that are different from those described in this prospectus.

Purchases, Redemptions and Exchanges Through Qualified Employee Benefit Plan Accounts

Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases and Redemptions Through Individual Accounts

Purchasing shares

Individual Accounts generally may be opened only by the transfer of fund shares from a BNY Mellon Funds Trust Account, by Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares, or by exchange from Individual Accounts holding other fund of BNY Mellon Funds Trust as described below under "Individual Account Services and Policies – Exchange Privilege." The minimum initial investment in a fund through an Individual Account is $10,000, and the minimum for subsequent investments is $100. You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

Mail. To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

Name of Fund
BNY Mellon Funds Trust
P.O. Box 9879, Providence, RI 02940-8079

Make checks payable to: BNY Mellon Funds Trust.

Electronic Check or Wire. To purchase shares by wire or electronic check, please call 1-800-373-9387 (inside the U.S. only) for more information.

TeleTransfer. To purchase additional shares through TeleTransfer call 1-800-373-9387 (inside the U.S. only) to request your transaction.

Automatically. Call us at 1-800-373-9387 (inside the U.S. only) to request a form to add any automatic investing service. Complete and return the forms along with any other required materials. These services are available only for holders of Individual Accounts. See "Individual Account Services and Policies—Automatic Services."

IRAs. For information on how to purchase additional shares for IRA accounts, call 1-800-373-9387 (inside the U.S. only), consult your financial representative, or refer to the SAI.

Selling (redeeming) shares

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically.

Written sell orders. Some circumstances require written sell orders along with medallion signature guarantees. These include:

● amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

● requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be medallion signature guaranteed.

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your medallion signature guarantee will be processed correctly.

In writing or by check. You may sell (redeem) shares by writing a letter of instruction and, for the funds specified below under "Individual Account Services and Policies — Checkwriting Privilege" only, by writing a redemption check. The letter of instruction or redemption check should include the following information:

●  your name(s) and signatures(s)

●  your account number

●  the fund name

●  the share class

●  the dollar amount you want to sell

●  how and where to send the proceeds

Obtain a medallion signature guarantee or other documentation, if required. Mail your request to:

BNY Mellon Funds Trust
P.O. Box 9879
Providence, RI 02940-8079

Telephone. Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-373-9387 (inside the U.S. only). A check will be mailed to your address of record.

IRAs. For information on how to sell (redeem) shares held in IRA accounts, call 1-800-373-9387 (inside the U.S. only), consult your financial representative, or refer to the SAI.

Individual Account Services and Policies

The services and privileges described in this section are available only to holders of Individual Accounts.

Automatic services. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-373-9387 (inside the U.S. only).

Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Payroll Savings Plan permits you to purchase fund shares (minimum $100 per transaction) automatically through a payroll deduction.

Government Direct Deposit permits you to purchase shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dividend Sweep permits you to automatically reinvest dividends and distributions from one fund of BNY Mellon Funds Trust into the same class of another. Shares held through a Coverdell Education Savings Account sponsored by BNYM Investment Adviser or its affiliates are not eligible for this privilege.

Auto-Exchange Privilege permits you to exchange your shares from one fund of BNY Mellon Funds Trust into another.

Automatic Withdrawal Plan permits you to make withdrawals (minimum $50) on a monthly or quarterly basis, provided your account balance is at least $5,000.

Checkwriting Privilege. (Fixed-Income Funds and Money Market Funds only). Holders of Individual Accounts in BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon Short-Term U.S. Government Securities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund may sell (redeem) shares by check. You may write redemption checks against your fund account in amounts of $500 or more. These checks are free. However, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account. Allow approximately two weeks after the fund's receipt of your initial investment for receipt of your checkbook.

Exchange Privilege. You generally can exchange shares of a class of a BNY Mellon fund worth $500 or more into shares of the same class of any other fund of BNY Mellon Funds Trust. However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges. Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request (i.e., the request is received by the latest time each fund calculates its NAV for that business day). If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.

General Policies

The fund and the funds' transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the funds' transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

The funds (other than the money market funds) are designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, BNYM Investment Adviser and the Trust's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. BNYM Investment Adviser and the funds will not enter into arrangements with any person or group to permit frequent trading.

Each fund also reserves the right to:

● change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

● change its minimum investment amount

● refuse any purchase or exchange request in whole or in part, including those from any individual or group who, in BNYM Investment Adviser's view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through the Automatic Withdrawal Plan, Auto-Exchange Privilege, automatic investment plans (including Automatic Asset Builder), automatic non-discretionary rebalancing programs and minimum required retirement distributions generally are not considered to be frequent trading. For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

BNYM Investment Adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, BNYM Investment Adviser evaluates trading activity in the account for evidence of frequent trading. BNYM Investment Adviser considers the investor's trading history in other accounts under common ownership or control, in funds in the BNY Mellon Family of Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while BNYM Investment Adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, BNYM Investment Adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If BNYM Investment Adviser concludes the account is likely to engage in frequent trading, BNYM Investment Adviser may cancel or revoke the purchase or exchange on the following business day. BNYM Investment Adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, BNYM Investment Adviser may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

The funds' shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. BNYM Investment Adviser's ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide BNYM Investment Adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If BNYM Investment Adviser determines that any such investor has engaged in frequent trading of fund shares, BNYM Investment Adviser may require the financial intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through a financial intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the financial intermediary for information on the frequent trading policies applicable to your account.

To the extent a fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent a fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the funds' frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although BNYM Investment Adviser discourages excessive trading and other abusive trading practices, BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (collectively, Money Market Funds) have not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of shares of the Money Market Funds. BNYM Investment Adviser also believes that money market funds, such as the Money Market Funds, are not typically targets of abusive trading practices. However, frequent purchases and redemptions of a Money Market Fund's shares could increase the Money Market Fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Money Market Fund's portfolio, which could detract from the Money Market Fund's performance. Accordingly, each Money Market Fund reserves the right to reject any purchase or exchange request.

Small Account Policy – Money Market Funds

Low balance accounts in BNY Mellon Government Money Market Fund or BNY Mellon National Municipal Money Market Fund may be subject to a small account fee or to redemption, as described below.

To offset the relatively higher cost of maintaining smaller shareholder accounts, if the net asset value of your account in a Money Market Fund is below $10,000, the Money Market Fund may charge your account a fee of $10.00 that is determined and assessed annually. The small account fee will be charged by redeeming shares in your account.

For certain accounts, if the net asset value of your account in a Money Market Fund is below $10,000, the Money Market Fund reserves the right to redeem all of the remaining shares in your account, close the account and send you the redemption proceeds. Accounts of shareholders who have accounts in other series of BNY Mellon Funds Trust or in funds in the BNY Mellon Family of Funds with aggregate net assets of greater than $10,000, accounts participating in automatic investment programs, Retirement Plan accounts and accounts opened through certain financial intermediaries will not be subject to mandatory redemption.

Before either of the actions described above is taken, you will be given 60 days' advance written notice to give you time to increase your account balance to the required minimum amount if you are eligible to invest in the Money Market Fund and have an address in good order with the Money Market Funds' transfer agent.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and BNYM Investment Adviser and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund usually pays its shareholders dividend, if any, from its net investment income as follows:

Fund	Dividend Payment Frequency
BNY Mellon Income Stock Fund	Monthly
BNY Mellon Mid Cap Multi-Strategy Fund	Annually
BNY Mellon Small Cap Multi-Strategy Fund	Annually
BNY Mellon Focused Equity Opportunities Fund	Annually
BNY Mellon International Fund	Annually
BNY Mellon International Equity Income Fund	Quarterly
BNY Mellon Emerging Markets Fund	Annually
BNY Mellon Bond Fund	Monthly
BNY Mellon Intermediate Bond Fund	Monthly
BNY Mellon Corporate Bond Fund	Monthly
BNY Mellon Short-Term U.S. Government Securities Fund	Monthly
BNY Mellon National Intermediate Municipal Bond Fund	Monthly
BNY Mellon National Short-Term Municipal Bond Fund	Monthly
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Monthly
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Monthly
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Monthly
BNY Mellon Municipal Opportunities Fund	Monthly
BNY Mellon Asset Allocation Fund	Monthly
BNY Mellon Government Money Market Fund	Monthly
BNY Mellon National Municipal Money Market Fund	Monthly

Each fund generally distributes any net capital gains it has realized once a year.

Each share class will generate a different dividend because each has different expenses. For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. For information on reinvestment of dividends and other distributions on BNY Mellon Funds Trust Accounts, contact your account officer, and for such information on BNY Mellon Wealth Brokerage Accounts or client accounts of Investment Advisory Firms, contact your financial advisor. There are no fees or sales charges on reinvestments.

Dividends and other distributions paid by a fund are taxable as ordinary income or capital gains (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan, in which case taxes may be deferred). For federal income tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Short-Term Municipal Bond Fund and BNY Mellon National Municipal Money Market Fund anticipate that dividends paid by the fund to you generally will be exempt from federal income tax. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although BNY Mellon National Municipal Money Market Fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund anticipate that dividends paid by the fund to you generally will be exempt from federal and, as to the relevant fund, Pennsylvania, Massachusetts and New York, respectively, personal income taxes. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities.

For Pennsylvania, Massachusetts and New York personal income tax purposes, distributions derived from interest on municipal securities of Pennsylvania, Massachusetts and New York issuers, respectively, and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Pennsylvania, Massachusetts and New York state personal income taxes, respectively.

For BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, and BNY Mellon International Equity Income Fund, the fund's investments in foreign securities may be subject to foreign withholding or other foreign taxes, which would decrease the fund's return on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. For example, if the fund has unrealized capital gains, these gains could become taxable to shareholders if the fund sells some appreciated positions during the year. Such distributions can occur even in a year when the fund has a negative return. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed ordinary income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Applicable to BNY Mellon National Municipal Money Market Fund:

Because liquidity fees may be imposed on redemptions of BNY Mellon National Municipal Money Market Fund, including taxable exchanges into other funds, you may realize a gain or loss for tax purposes upon the redemption or exchange of fund shares. Generally, a shareholder of a money market fund, such as the funds, rather than realizing gain or loss upon each redemption or exchange of fund shares, may use a simplified method of accounting to annually recognize gain or loss (generally treated as short-term capital gain or loss) based on the changes in the aggregate value of the shareholder's shares in the fund during the computation period or periods (selected by the shareholder) comprising the shareholder's taxable year.  Under prescribed rules, the change in value in the shareholder's fund shares for each computation period is adjusted appropriately to reflect any acquisitions and redemptions of fund shares by the shareholder during that computation period.

If a liquidity fee is imposed by the fund, it generally would reduce the amount you will receive upon the redemption of your shares, and would generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to such redemptions. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the fund, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If the fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.

Financial Highlights

These financial highlights describe the performance of each fund's Class M and Investor shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from each fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose reports, along with the funds' financial statements, are included in the annual reports, which are available upon request.

BNY Mellon Income Stock Fund
	Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.36	7.34	8.70	9.78	9.29
Investment Operations:
Net investment income[a]	.19	.18	.20	.22	.21
Net realized and unrealized
gain (loss) on investments	.24	3.02	(.66)	(.33)	1.16
Total from Investment Operations	.43	3.20	(.46)	(.11)	1.37
Distributions:
Dividends from net investment income	(.19)	(.18)	(.19)	(.21)	(.19)
Dividends from net realized gain on investments	(1.76)	-	(.71)	(.76)	(.69)
Total Distributions	(1.95)	(.18)	(.90)	(.97)	(.88)
Net asset value, end of period	8.84	10.36	7.34	8.70	9.78
Total Return (%)	4.22	44.06	(6.38)	(.36)	15.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.83	.81	.80	.80
Ratio of net expenses to average net assets	.83	.83	.81	.80	.80
Ratio of net investment income to average net assets	1.99	2.02	2.53	2.47	2.17
Portfolio Turnover Rate	83.04	69.79	78.02	59.45	67.57
Net Assets, end of period ($ x 1,000)	429,623	554,602	578,269	930,683	1,185,755
[a] Based on average shares outstanding.

BNY Mellon Income Stock Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.52	7.44	8.82	9.90	9.39
Investment Operations:
Net investment income[a]	.17	.16	.19	.20	.18
Net realized and unrealized
gain (loss) on investments	.23	3.08	(.69)	(.33)	1.18
Total from Investment Operations	.40	3.24	(.50)	(.13)	1.36
Distributions:
Dividends from net investment income	(.16)	(.16)	(.17)	(.19)	(.16)
Dividends from net realized gain on investments	(1.76)	-	(.71)	(.76)	(.69)
Total Distributions	(1.92)	(.16)	(.88)	(.95)	(.85)
Net asset value, end of period	9.00	10.52	7.44	8.82	9.90
Total Return (%)	3.87	43.91	(6.77)	(.60)	15.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.08	1.06	1.05	1.05
Ratio of net expenses to average net assets	1.08	1.08	1.06	1.05	1.05
Ratio of net investment income to average net assets	1.76	1.77	2.26	2.24	1.92
Portfolio Turnover Rate	83.04	69.79	78.02	59.45	67.57
Net Assets, end of period ($ x 1,000)	19,747	16,125	12,282	23,913	31,625
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Mid Cap Multi-Strategy Fund
	Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	24.69	19.28	17.45	19.24	16.72
Investment Operations:
Net investment income[a]	.06	.04	.09	.08	.05
Net realized and unrealized
gain (loss) on investments	(4.01)	6.99	2.36	(.63)	3.28
Total from Investment Operations	(3.95)	7.03	2.45	(.55)	3.33
Distributions:
Dividends from net investment income	(.02)	(.08)	(.04)	(.05)	(.04)
Dividends from net realized gain on investments	(2.86)	(1.54)	(.58)	(1.19)	(.77)
Total Distributions	(2.88)	(1.62)	(.62)	(1.24)	(.81)
Net asset value, end of period	17.86	24.69	19.28	17.45	19.24
Total Return (%)	(17.82)	38.15	14.24	(1.54)	20.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.90	.90	.89	.89
Ratio of net investment income to average net assets	.31	.18	.50	.45	.30
Portfolio Turnover Rate	22.23	31.74	41.86	44.44	50.53
Net Assets, end of period ($ x 1,000)	1,816,047	2,831,948	2,433,885	2,610,739	3,358,399
[a] Based on average shares outstanding.

BNY Mellon Mid Cap Multi-Strategy Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	24.16	18.90	17.13	18.90	16.45
Investment Operations:
Net investment income (loss)[a]	.01	(.02)	.04	.04	.01
Net realized and unrealized
gain (loss) on investments	(3.91)	6.86	2.31	(.60)	3.22
Total from Investment Operations	(3.90)	6.84	2.35	(.56)	3.23
Distributions:
Dividends from net investment income	-	(.04)	-	(.02)	(.01)
Dividends from net realized gain on investments	(2.86)	(1.54)	(.58)	(1.19)	(.77)
Total Distributions	(2.86)	(1.58)	(.58)	(1.21)	(.78)
Net asset value, end of period	17.40	24.16	18.90	17.13	18.90
Total Return (%)	(18.00)	37.83	13.93	(1.70)	20.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.15	1.15	1.14	1.14
Ratio of net investment income to average net assets	.06	(.08)	.26	.21	.05
Portfolio Turnover Rate	22.23	31.74	41.86	44.44	50.53
Net Assets, end of period ($ x 1,000)	133.236	174,867	106,907	118,579	123,713
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	26.07	19.28	17.12	23.16	19.48
Investment Operations:
Net investment income (loss)[a]	(.00)[b]	(.05)	.00[b]	.02	(.03)
Net realized and unrealized
gain on investments	(3.37)	6.99	2.77	(3.16)	5.41
Total from Investment Operations	(3.37)	6.94	2.77	(3.14)	5.38
Distributions:
Dividends from net investment income	-	-	(.03)	-	-
Dividends from net realized gain on investments	(2.94)	(.15)	(.58)	(2.90)	(1.70)
Total Distributions	(2.94)	(.15)	(.61)	(2.90)	(1.70)
Net asset value, end of period	19.76	26.07	19.28	17.12	23.16
Total Return (%)	(14.23)	36.05	16.42	(11.94)	28.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.01	1.03	1.02	1.01
Ratio of net investment income (loss) to average net assets	(.01)	(.19)	.02	.10	(.15)
Portfolio Turnover Rate	52.04	55.94	74.33	71.58	63.00
Net Assets, end of period ($ x 1,000)	583,546	933,506	466,531	405,350	625,344
[a] Based on average shares outstanding. [b] Amount represents less than $.01 per share.

BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	24.41	18.11	16.12	22.08	18.69
Investment Operations:
Net investment (loss)[a]	(.05)	(.10)	(.04)	(.02)	(.08)
Net realized and unrealized
gain (loss) on investments	(3.12)	6.55	2.61	(3.04)	5.17
Total from Investment Operations	(3.17)	6.45	2.57	(3.06)	5.09
Distributions:
Dividends from net realized gain on investments	(2.94)	(.15)	(.58)	(2.90)	(1.70)
Net asset value, end of period	18.30	24.41	18.11	16.12	22.08
Total Return (%)	(14.40)	35.68	16.20	(12.20)	28.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.26	1.28	1.27	1.26
Ratio of net investment (loss) to average net assets	(.26)	(.44)	(.22)	(.13)	(.40)
Portfolio Turnover Rate	52.04	55.94	74.33	71.58	63.00
Net Assets, end of period ($ x 1,000)	28,378	34,249	20,474	18,823	25,022
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Focused Equity Opportunities Fund
	Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.97	17.88	15.57	18.63	16.96
Investment Operations:
Net investment income[a]	.10	.10	.14	.10	.09
Net realized and unrealized
gain (loss) on investments	(3.19)	5.38	3.29	(.53)	3.51
Total from Investment Operations	(3.09)	5.48	3.43	(.43)	3.60
Distributions:
Dividends from net investment income	(.09)	(.15)	(.13)	(.12)	(.07)
Dividends from net realized gain on investments	(3.00)	(1.24)	(.99)	(2.51)	(1.86)
Total Distributions	(3.09)	(1.39)	(1.12)	(2.63)	(1.93)
Net asset value, end of period	15.79	21.97	17.88	15.57	18.63
Total Return (%)	(16.85)	32.72	23.11	(.59)	22.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.87	.87	.86	.86
Ratio of net investment income to average net assets	.54	.55	.90	.66	.53
Portfolio Turnover Rate	44.48	29.38	43.62	78.12	45.29
Net Assets, end of period ($ x 1,000)	295,487	483,169	447,927	430,597	577,906
[a] Based on average shares outstanding.

BNY Mellon Focused Equity Opportunities Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.62	17.62	15.37	18.43	16.81
Investment Operations:
Net investment income[a]	.05	.05	.10	.07	.05
Net realized and unrealized
gain (loss) on investments	(3.13)	5.29	3.24	(.53)	3.46
Total from Investment Operations	(3.08)	5.34	3.24	(.46)	3.51
Distributions:
Dividends from net investment income	(.04)	(.10)	(.10)	(.09)	(.03)
Dividends from net realized gain on investments	(3.00)	(1.24)	(.99)	(2.51)	(1.86)
Total Distributions	(3.04)	(1.34)	(1.09)	(2.60)	(1.89)
Net asset value, end of period	15.50	21.62	17.62	15.37	18.43
Total Return (%)	(17.07)	32.36	22.77	(.81)	22.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13	1.12	1.12	1.11	1.11
Ratio of net investment income to average net assets	.29	.28	.67	.42	.32
Portfolio Turnover Rate	44.48	29.38	43.62	78.12	45.29
Net Assets, end of period ($ x 1,000)	10,449	12,152	7,968	7,153	11,658
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon International Fund
	Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.38	12.78	12.31	13.45	13.17
Investment Operations:
Net investment income[a]	.33	.27	.21	.31	.23
Net realized and unrealized
gain (loss) on investments	(3.71)	2.64	.60	(1.20)	.26
Total from Investment Operations	(3.38)	2.91	.81	(.89)	.49
Distributions:
Dividends from net investment income	(.29)	(.31)	(.34)	(.25)	(.21)
Net asset value, end of period	11.71	15.38	12.78	12.31	13.45
Total Return (%)	(22.39)	23.04	6.47	(6.50)	3.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.03	1.03	1.02	1.02
Ratio of net investment income to average net assets	2.33	1.86	1.67	2.47	1.68
Portfolio Turnover Rate	78.04	56.01	66.41	59.03	54.87
Net Assets, end of period ($ x 1,000)	337,994	603,937	552,883	897,080	1,124,632
[a] Based on average shares outstanding.

BNY Mellon International Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	16.44	13.65	13.12	14.32	14.02
Investment Operations:
Net investment income[a]	.31	.25	.20	.29	.22
Net realized and unrealized
gain (loss) on investments	(3.97)	2.81	.64	(1.27)	.26
Total from Investment Operations	(3.66)	3.06	.84	(.98)	.48
Distributions:
Dividends from net investment income	(.25)	(.27)	(.31)	(.22)	(.18)
Net asset value, end of period	12.53	16.44	13.65	13.12	14.32
Total Return (%)	(22.57)	22.66	6.28	(6.74)	3.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.28	1.28	1.27	1.27
Ratio of net investment income to average net assets	2.08	1.62	1.53	2.20	1.44
Portfolio Turnover Rate	78.04	56.01	66.41	59.03	54.87
Net Assets, end of period ($ x 1,000)	15,355	19,392	14,473	16,755	19,963
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Emerging Markets Fund
	Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	14.15	11.35	10.14	10.72	11.23
Investment Operations:
Net investment income[a]	.50	.24	.07	.14	.11
Net realized and unrealized
gain (loss) on investments	(3.61)	2.71	1.27	(.64)	(.53)
Total from Investment Operations	(3.11)	2.95	1.34	(.50)	(.42)
Distributions:
Dividends from net investment income	(.27)	(.15)	(.13)	(.08)	(.09)
Net asset value, end of period	10.77	14.15	11.35	10.14	10.72
Total Return (%)	(22.31)	26.19	13.24	(4.68)	(3.76)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.43	1.39	1.39	1.39	1.39
Ratio of net investment income to average net assets	4.00	1.78	.71	1.37	.96
Portfolio Turnover Rate	60.15	63.29	34.44	90.09	80.86
Net Assets, end of period ($ x 1,000)	522,075	1,063,203	762,408	819,164	922,117
[a] Based on average shares outstanding.

BNY Mellon Emerging Markets Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	14.52	11.64	10.41	11.01	11.53
Investment Operations:
Net investment income[a]	.48	.21	.04	.12	.09
Net realized and unrealized
gain (loss) on investments	(3.71)	2.80	1.30	(.67)	(.54)
Total from Investment Operations	(3.23)	3.01	1.34	(.55)	(.45)
Distributions:
Dividends from net investment income	(.24)	(.13)	(.11)	(.05)	(.07)
Net asset value, end of period	11.05	14.52	11.64	10.41	11.01
Total Return (%)	(22.52)	25.97	12.85	(4.99)	(3.93)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.68	1.64	1.64	1.64	1.64
Ratio of net investment income to average net assets	3.75	1.53	.36	1.10	.74
Portfolio Turnover Rate	60.15	63.29	34.44	90.09	80.86
Net Assets, end of period ($ x 1,000)	28,873	33,827	20,919	20,970	20,257
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon International Equity Income Fund
Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.79	11.27	12.20	13.86	14.20
Investment Operations:
Net investment income[a]	.47	.37	.37	.59	.57
Net realized and unrealized
gain (loss) on investments	(2.28)	2.62	(.82)	(1.69)	(.32)
Total from Investment Operations	(1.81)	2.99	(.45)	(1.10)	.25
Distributions:
Dividends from net investment income	(.55)	(.47)	(.48)	(.56)	(.59)
Net asset value, end of period	11.43	13.79	11.27	12.20	13.86
Total Return (%)	(13.65)	27.02	(3.94)	(7.98)	1.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.25	1.20	1.14	1.07	1.08
Ratio of net investment income to average net assets	3.61	2.95	3.05	4.53	3.92
Portfolio Turnover Rate	45.62	44.35	55.03	45.49	54.20
Net Assets, end of period ($ x 1,000)	52,810	89,568	111,258	282,061	360,816
[a] Based on average shares outstanding.

BNY Mellon International Equity Income Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.97	11.42	12.35	14.00	14.36
Investment Operations:
Net investment income[a]	.45	.36	.36	.53	.54
Net realized and unrealized
gain (loss) on investments	(2.32)	2.63	(.85)	(1.67)	(.34)
Total from Investment Operations	(1.87)	2.99	(.49)	(1.14)	.20
Distributions:
Dividends from net investment income	(.52)	(.44)	(.44)	(.51)	(.56)
Net asset value, end of period	11.58	13.97	11.42	12.35	14.00
Total Return (%)	(13.88)	26.62	(4.15)	(8.21)	1.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.50	1.45	1.39	1.32	1.33
Ratio of net investment income to average net assets	3.36	2.80	2.97	4.09	3.78
Portfolio Turnover Rate	45.62	44.35	55.03	45.49	54.20
Net Assets, end of period ($ x 1,000)	1,463	1,354	930	2,318	1,627
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Bond Fund
	Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.10	13.63	13.14	12.32	12.82
Investment Operations:
Net investment income[a]	.25	.23	.30	.35	.34
Net realized and unrealized
gain (loss) on investments	(1.83)	(.17)	.54	.84	(.48)
Total from Investment Operations	(1.58)	.06	.84	1.19	(.14)
Distributions:
Dividends from net investment income	(.30)	(.31)	(.35)	(.37)	(.36)
Dividends from net realized gain on investments	-	(.28)	-	-	-
Total Distributions	(.30)	(.59)	(.35)	(.37)	(.36)
Net asset value, end of period	11.22	13.10	13.63	13.14	12.32
Total Return (%)	(12.19)	.50	6.49	9.89	(1.10)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.55	.55	.55
Ratio of net investment income to average net assets	2.07	1.71	2.30	2.77	2.70
Portfolio Turnover Rate	88.66	72.04	93.11	79.56	47.36
Net Assets, end of period ($ x 1,000)	1,172,292	1,339,003	1,268,576	1,220,362	1,002,899
[a] Based on average shares outstanding.

BNY Mellon Bond Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.08	13.60	13.11	12.29	12.79
Investment Operations:
Net investment income[a]	.23	.20	.28	.32	.31
Net realized and unrealized
gain (loss) on investments	(1.83)	(.16)	.52	.84	(.48)
Total from Investment Operations	(1.60)	.04	.80	1.16	(.17)
Distributions:
Dividends from net investment income	(.27)	(.28)	(.31)	(.34)	(.33)
Dividends from net realized gain on investments	-	(.28)	-	-	-
Total Distributions	(.27)	(.56)	(.31)	(.34)	(.33)
Net asset value, end of period	11.21	13.08	13.60	13.11	12.29
Total Return (%)	(12.39)	.30	6.22	9.60	(1.35)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.80	.80	.80
Ratio of net investment income to average net assets	1.82	1.46	2.08	2.47	2.46
Portfolio Turnover Rate	88.66	72.04	93.11	79.56	47.36
Net Assets, end of period ($ x 1,000)	10,822	11,286	9,204	8,697	6,944
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Intermediate Bond Fund
	Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.93	13.11	12.72	12.26	12.60
Investment Operations:
Net investment income[a]	.24	.24	.25	.27	.25
Net realized and unrealized
gain (loss) on investments	(1.13)	(.16)	.41	.47	(.32)
Total from Investment Operations	(.89)	.08	.66	.74	(.07)
Distributions:
Dividends from net investment income	(.27)	(.26)	(.27)	(.28)	(.27)
Net asset value, end of period	11.77	12.93	13.11	12.72	12.26
Total Return (%)	(6.93)	.62	5.23	6.09	(.58)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.56	.55	.55	.55
Ratio of net investment income to average net assets	1.98	1.85	1.97	2.15	2.03
Portfolio Turnover Rate	31.46	19.07	41.86	33.30	28.92
Net Assets, end of period ($ x 1,000)	619,470	779,123	891,782	985,280	833,954
[a] Based on average shares outstanding.

BNY Mellon Intermediate Bond Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.95	13.12	12.73	12.26	12.60
Investment Operations:
Net investment income[a]	.22	.21	.22	.23	.22
Net realized and unrealized
gain (loss) on investments	(1.13)	(.16)	.40	.48	(.33)
Total from Investment Operations	(.91)	.05	.62	.71	(.11)
Distributions:
Dividends from net investment income	(.24)	(.22)	(.23)	(.24)	(.23)
Net asset value, end of period	11.80	12.95	13.12	12.73	12.26
Total Return (%)	(7.11)	.42	4.93	5.88	(.84)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.80	.80	.80
Ratio of net investment income to average net assets	1.73	1.59	1.68	1.88	1.78
Portfolio Turnover Rate	31.46	19.07	41.86	33.30	28.92
Net Assets, end of period ($ x 1,000)	7,845	9,125	8,293	6,225	5,756
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Corporate Bond Fund
	Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.80	13.69	13.36	12.52	13.06
Investment Operations:
Net investment income[a]	.40	.43	.45	.46	.44
Net realized and unrealized
gain (loss) on investments	(1.96)	.15	.35	.86	(.50)
Total from Investment Operations	(1.56)	.58	.80	1.32	(.06)
Distributions:
Dividends from net investment income	(.43)	(.47)	(.47)	(.48)	(.48)
Dividends from net realized gain on investments	(.07)	-	-	-	-
Total Distributions	(.50)	(.47)	(.47)	(.48)	(.48)
Net asset value, end of period	11.74	13.80	13.69	13.36	12.52
Total Return (%)	(11.58)	4.29	6.16	10.81	(.48)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.56	.56	.56	.55
Ratio of net investment income to average net assets	3.15	3.10	3.39	3.65	3.43
Portfolio Turnover Rate	25.87	18.34	25.67	30.95	33.36
Net Assets, end of period ($ x 1,000)	564,925	757,617	849,166	907,433	776,480
[a] Based on average shares outstanding.

BNY Mellon Corporate Bond Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.81	13.70	13.37	12.53	13.07
Investment Operations:
Net Investment income[a]	.37	.40	.43	.43	.37
Net realized and unrealized
gain (loss) on investments	(1.97)	.14	.34	.85	(.46)
Total from Investment Operations	(1.60)	.54	.77	1.28	(.09)
Distributions:
Dividends from net investment income	(.39)	(.43)	(.44)	(.44)	(.45)
Dividends from net realized gain on investments	(.07)	-	-	-	-
Total Distributions	(.46)	(.43)	(.44)	(.44)	(.45)
Net asset value, end of period	11.75	13.81	13.70	13.37	12.53
Total Return (%)	(11.82)	4.02	5.87	10.50	(.72)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.81	.81	.80
Ratio of net investment income to average net assets	2.90	2.85	3.12	3.41	3.06
Portfolio Turnover Rate	25.87	18.34	25.67	30.95	33.36
Net Assets, end of period ($ x 1,000)	5,296	6,225	5,448	2,693	2,573
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Short-Term U.S. Government Securities Fund
	Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.60	11.81	11.70	11.52	11.72
Investment Operations:
Net investment income[a]	.09	.11	.19	.21	.14
Net realized and unrealized
gain (loss) on investments	(.52)	(.13)	.15	.20	(.18)
Total from Investment Operations	(.43)	(.02)	.34	.41	(.04)
Distributions:
Dividends from net investment income	(.22)	(.19)	(.23)	(.23)	(.16)
Net asset value, end of period	10.95	11.60	11.81	11.70	11.52
Total Return (%)	(3.77)	(.15)	2.95	3.61	(.36)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59	.55	.55	.55	.56
Ratio of net expenses to average net assets	.50	.54	.55	.55	.56
Ratio of net investment income to average net assets	.84	.89	1.65	1.84	1.20
Portfolio Turnover Rate	65.86	114.85	65.00	119.53	61.04
Net Assets, end of period ($ x 1,000)	175,541	174,319	234,920	255,767	190,515
[a] Based on average shares outstanding.

BNY Mellon Short-Term U.S. Government Securities Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.60	11.80	11.68	11.50	11.71
Investment Operations:
Net investment income[a]	.07	.08	.11	.18	.11
Net realized and unrealized
gain (loss) on investments	(.53)	(.12)	.21	.20	(.19)
Total from Investment Operations	(.46)	(.04)	.32	.38	(.08)
Distributions:
Dividends from net investment income	(.18)	(.16)	(.20)	(.20)	(.13)
Net asset value, end of period	10.96	11.60	11.80	11.68	11.50
Total Return (%)	(3.99)	(.37)	2.73	3.31	(.69)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.80	.80	.80	.81
Ratio of net expenses to average net assets	.75	.79	.80	.80	.81
Ratio of net investment income to average net assets	.59	.64	.98	1.54	.92
Portfolio Turnover Rate	65.86	114.85	65.00	119.53	61.04
Net Assets, end of period ($ x 1,000)	1,652	4,703	5,308	1,727	1,494
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon National Intermediate Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	14.23	14.09	14.04	13.29	13.64
Investment Operations:
Net investment income[a]	.27	.28	.30	.33	.34
Net realized and unrealized
gain (loss) on investments	(1.41)	.19	.05	.75	(.35)
Total from Investment Operations	(1.14)	.47	.35	1.08	(.01)
Distributions:
Dividends from net investment income	(.27)	(.28)	(.30)	(.33)	(.34)
Dividends from net realized gain on investments	(.07)	(.05)	-	-	(.00)[b]
Total Distributions	(.34)	(.33)	(.30)	(.33)	(.34)
Net asset value, end of period	(12.75)	(14.23)	14.09	14.04	13.29
Total Return (%)	(8.14)	3.34	2.54	8.26	(.05)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.99	1.95	2.16	2.45	2.54
Portfolio Turnover Rate	65.37	46.51	45.62	61.91	38.75
Net Assets, end of period ($ x 1,000)	2,163,888	2,740,368	2,585,034	2,498,913	2,144,898
[a] Based on average shares outstanding.
[b] Amount represents less than $.01 per share.

BNY Mellon National Intermediate Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	14.22	14.07	14.02	13.28	13.63
Investment Operations:
Net investment income[a]	.24	.24	.27	.30	.31
Net realized and unrealized
gain (loss) on investments	(1.43)	.20	.04	.74	(.36)
Total from Investment Operations	(1.19)	.44	.31	1.04	(.05)
Distributions:
Dividends from net investment income	(.23)	(.24)	(.26)	(.30)	(.30)
Dividends from net realized gain on investments	(.07)	(.05)	-	-	(.00)[b]
Total Distributions	(.30)	(.29)	(.26)	(.30)	(.30)
Net asset value, end of period	12.73	14.22	14.07	14.02	13.28
Total Return (%)	(8.45)	3.16	2.29	7.92	(.30)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.75	.75	.75	.75
Ratio of net expenses to average net assets	.75	.75	.75	.75	.75
Ratio of net investment income to average net assets	1.74	1.70	1.92	2.22	2.29
Portfolio Turnover Rate	65.37	46.51	45.62	61.91	38.75
Net Assets, end of period ($ x 1,000)	60,734	94,980	63,920	51,184	47,265
[a] Based on average shares outstanding.
[b] Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.94	12.95	12.91	12.71	12.83
Investment Operations:
Net investment income[a]	.13	.14	.17	.18	.14
Net realized and unrealized
gain (loss) on investments	(.54)	(.01)	.04	.20	(.12)
Total from Investment Operations	(.41)	.13	.21	.38	.02
Distributions:
Dividends from net investment income	(.13)	(.14)	(.17)	(.18)	(.14)
Net asset value, end of period	12.40	12.94	12.95	12.91	12.71
Total Return (%)	(3.17)	1.03	1.64	3.03	.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.50	.51
Ratio of net expenses to average net assets	.44	.48	.51	.50	.51
Ratio of net investment income to average net assets	1.05	1.10	1.34	1.44	1.12
Portfolio Turnover Rate	92.90	66.89	92.41	128.58	58.52
Net Assets, end of period ($ x 1,000)	877,683	894,027	1,043,840	1,129,486	912,838
[a] Based on average shares outstanding.

BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.93	12.94	12.90	12.70	12.82
Investment Operations:
Net investment income[a]	.10	.11	.14	.15	.11
Net realized and unrealized
gain (loss) on investments	(.54)	(.01)	.04	.20	(.12)
Total from Investment Operations	(.44)	.10	.18	.35	(.01)
Distributions:
Dividends from net investment income	(.10)	(.11)	(.14)	(.15)	(.11)
Net asset value, end of period	12.39	12.93	12.94	12.90	12.70
Total Return (%)	(3.42)	.78	1.39	2.78	(.07)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.76	.76	.75	.76
Ratio of net expenses to average net assets	.69	.73	.76	.75	.76
Ratio of net investment income to average net assets	.80	.85	1.09	1.20	.87
Portfolio Turnover Rate	92.90	66.89	92.41	128.58	58.52
Net Assets, end of period ($ x 1,000)	20,468	18,734	13,965	14,608	9,158
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.69	12.65	12.61	11.95	12.24
Investment Operations:
Net investment income[a]	.24	.24	.27	.29	.29
Net realized and unrealized
gain (loss) on investments	(1.26)	.12	.06	.66	(.27)
Total from Investment Operations	(1.02)	.36	.33	.95	.02
Distributions:
Dividends from net investment income	(.24)	(.24)	(.27)	(.29)	(.29)
Dividends from net realized gain on investments	(.11)	(.08)	(.02)	-	(.02)
Total Distributions	(.35)	(.32)	(.29)	(.29)	(.31)
Net asset value, end of period	11.32	12.69	12.65	12.61	11.95
Total Return (%)	(8.18)	2.91	2.68	8.09	.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.71	.72	.70	.70
Ratio of net expenses to average net assets	.59	.66	.71	.70	.70
Ratio of net investment income to average net assets	2.02	1.93	2.15	2.41	2.44
Portfolio Turnover Rate	66.46	47.09	51.36	69.91	38.13
Net Assets, end of period ($ x 1,000)	109,376	186,186	183,861	191,702	184,216
[a] Based on average shares outstanding.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.67	12.63	12.59	11.93	12.23
Investment Operations:
Net investment income[a]	.21	.21	.24	.26	.27
Net realized and unrealized
gain (loss) on investments	(1.25)	.12	.06	.66	(.29)
Total from Investment Operations	(1.04)	.33	.30	.92	(.02)
Distributions:
Dividends from net investment income	(.21)	(.21)	(.24)	(.26)	(.26)
Dividends from net realized gain on investments	(.11)	(.08)	(.02)	-	(.02)
Total Distributions	(.32)	(.29)	(.26)	(.26)	(.28)
Net asset value, end of period	11.31	12.67	12.63	12.59	11.93
Total Return (%)	(8.34)	2.65	2.43	7.83	(.12)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	.96	.97	.95	.95
Ratio of net expenses to average net assets	.84	.91	.97	.95	.95
Ratio of net investment income to average net assets	1.77	1.68	1.90	2.15	2.19
Portfolio Turnover Rate	66.46	47.09	51.36	69.91	38.13
Net Assets, end of period ($ x 1,000)	5,698	9,218	9,255	8,063	5,473

[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.25	13.12	13.12	12.40	12.75
Investment Operations:
Net investment income[a]	.25	.25	.27	.29	.30
Net realized and unrealized
gain (loss) on investments	(1.26)	.13	(.00)[b]	.72	(.35)
Total from Investment Operations	(1.01)	.38	.27	1.01	(.05)
Distributions:
Dividends from net investment income	(.24)	(.25)	(.27)	(.29)	(.30)
Dividends from net realized gain on investments	(.01)	-	-	-	(.00)[b]
Total Distributions	(.25)	(.25)	(.27)	(.29)	(.30)
Net asset value, end of period	11.99	13.25	13.12	13.12	12.40
Total Return (%)	(7.69)	2.89	2.10	8.28	(.32)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	.54	.54	.53	.54
Ratio of net expenses to average net assets	.54	.54	.54	.53	.54
Ratio of net investment income to average net assets	1.94	1.87	2.08	2.32	2.43
Portfolio Turnover Rate	49.94	32.82	52.29	80.68	38.51
Net Assets, end of period ($ x 1,000)	253,744	341,935	312,356	316,364	297,515
[a] Based on average shares outstanding. [b] Amount represents less than $.01 per share.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.24	13.11	13.11	12.40	12.75
Investment Operations:
Net investment income[a]	.22	.21	.24	.26	.27
Net realized and unrealized
gain (loss) on investments	(1.25)	.13	(.00)[b]	.71	(.35)
Total from Investment Operations	(1.03)	.34	.24	.97	(.08)
Distributions:
Dividends from net investment income	(.21)	(.21)	(.24)	(.26)	(.27)
Dividends from net realized gain on investments	(.01)	-	-	-	(.00)[b]
Total Distributions	(.22)	(.21)	(.24)	(.26)	(.27)
Net asset value, end of period	11.99	13.24	13.11	13.11	12.40
Total Return (%)	(7.85)	2.56	1.92	7.93	(.56)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.79	.79	.78	.79
Ratio of net expenses to average net assets	.79	.79	.79	.78	.79
Ratio of net investment income to average net assets	1.69	1.62	1.83	2.08	2.18
Portfolio Turnover Rate	49.94	32.82	52.29	80.68	38.51
Net Assets, end of period ($ x 1,000)	10,185	11,680	8,253	7,437	7,046
[a] Based on average shares outstanding. [b] Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
	Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.52	11.35	11.53	10.91	11.20
Investment Operations:
Net investment income[a]	.20	.21	.24	.26	.26
Net realized and unrealized
gain (loss) on investments	(1.18)	.25	(.11)	.63	(.29)
Total from Investment Operations	(.98)	.46	.13	.89	(.03)
Distributions:
Dividends from net investment income	(.20)	(.21)	(.24)	(.26)	(.26)
Dividends from net realized gain on investments	(.12)	(.08)	(.07)	(.01)	(.00)[b]
Total Distributions	(.32)	(.29)	(.31)	(.27)	(.26)
Net asset value, end of period	10.22	11.52	11.35	11.53	10.91
Total Return (%)	(8.67)	4.07	1.20	8.28	(.22)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.72	.73	.72	.72
Ratio of net expenses to average net assets	.59	.59	.59	.59	.59
Ratio of net investment income to average net assets	1.82	1.82	2.12	2.35	2.36
Portfolio Turnover Rate	67.51	64.18	79.52	90.17	45.71
Net Assets, end of period ($ x 1,000)	112,781	152,246	150,490	148,558	147,343
[a] Based on average shares outstanding. [b] Amount represents less than $.01 per share.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.53	11.36	11.54	10.92	11.20
Investment Operations:
Net investment income[a]	.17	.18	.21	.23	.23
Net realized and unrealized
gain (loss) on investments	(1.19)	.25	(.11)	.63	(.28)
Total from Investment Operations	(1.02)	.43	.10	.86	(.05)
Distributions:
Dividends from net investment income	(.17)	(.18)	(.21)	(.23)	(.23)
Dividends from net realized gain on investments	(.12)	(.08)	(.07)	(.01)	(.00)[b]
Total Distributions	(.29)	(.26)	(.28)	(.24)	(.23)
Net asset value, end of period	10.22	11.53	11.36	11.54	10.92
Total Return (%)	(8.98)	3.81	.95	8.00	(.38)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	.97	.98	.97	.97
Ratio of net expenses to average net assets	.84	.84	.84	.84	.84
Ratio of net investment income to average net assets	1.58	1.57	1.88	2.11	2.11
Portfolio Turnover Rate	67.51	64.18	79.52	90.17	45.71
Net Assets, end of period ($ x 1,000)	9,449	11,385	10,509	11,051	11,334
[a] Based on average shares outstanding. [b] Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon Municipal Opportunities Fund
Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	14.10	13.52	13.70	13.12	13.15
Investment Operations:
Net investment income[a]	.36	.36	.40	.43	.44
Net realized and unrealized
gain (loss) on investments	(1.80)	.58	(.17)	.57	(.02)
Total from Investment Operations	(1.44)	.94	.23	1.00	.42
Distributions:
Dividends from net investment income	(.36)	(.36)	(.41)	(.42)	(.45)
Dividends from net realized gain on investments	(.02)	-	-	(.00)[b]	(.00)[b]
Total Distributions	(.38)	(.36)	(.41)	(.42)	(.45)
Net asset value, end of period	12.28	14.10	13.52	13.70	13.12
Total Return (%)	(10.38)	7.05	1.79	7.77	3.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.65	.65	.69	.73	.75
Ratio of net expenses to average net assets	.65	.65	.69	.73	.75
Ratio of interest and expense related to floating rate notes issued to average net assets	-	-	.04	.08	.10
Ratio of net investment income to average net assets	2.70	2.61	3.02	3.22	3.43
Portfolio Turnover Rate	57.75	52.25	75.12	72.96	41.48
Net Assets, end of period ($ x 1,000)	2,051,296	2,568,933	2,187,170	1,918,499	1,432,351
[a] Based on average shares outstanding. [b] Amount represents less than $.01 per share.
BNY Mellon Municipal Opportunities Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	14.11	13.53	13.70	13.13	13.16
Investment Operations:
Net investment income[a]	.33	.33	.38	.39	.40
Net realized and unrealized
gain (loss) on investments	(1.81)	.58	(.18)	.57	(.02)
Total from Investment Operations	(1.48)	.91	.20	.96	.38
Distributions:
Dividends from net investment income	(.32)	(.33)	(.37)	(.39)	(.41)
Dividends from net realized gain on investments	(.02)	-	-	(.00)[b]	(.00)[b]
Total Distributions	(.34)	(.33)	(.37)	(.39)	(.41)
Net asset value, end of period	12.29	14.11	13.53	13.70	13.13
Total Return (%)	(10.60)	6.78	1.54	7.50	3.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.90	.94	.98	1.00
Ratio of net expenses to average net assets	.90	.90	.94	.98	1.00
Ratio of interest and expense related to floating rate notes issued to average net assets	-	-	.04	.08	.10
Ratio of net investment income to average net assets	2.45	2.36	2.77	2.97	3.12
Portfolio Turnover Rate	57.75	52.25	75.12	72.96	41.48
Net Assets, end of period ($ x 1,000)	75,580	103,130	55,217	63,551	32,924
[a] Based on average shares outstanding. [b] Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon Asset Allocation Fund
	Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.34	12.88	12.27	13.16	12.30
Investment Operations:
Net investment income[a]	.21	.16	.21	.19	.17
Net realized and unrealized
gain (loss) on investments	(2.01)	2.81	1.31	(.33)	1.26
Total from Investment Operations	(1.80)	2.97	1.52	(.14)	1.43
Distributions:
Dividends from net investment income	(.35)	(.21)	(.23)	(.26)	(.21)
Dividends from net realized gain on investments	(.63)	(.30)	(.68)	(.49)	(.36)
Total Distributions	(.98)	(.51)	(.91)	(.75)	(.57)
Net asset value, end of period	12.56	15.34	12.88	12.27	13.16
Total Return (%)	(12.62)	23.59	12.78	(.44)	11.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.42	.40	.39	.39	.38
Ratio of net expenses to average net assets[b]	.41	.32	.31	.31	.29
Ratio of net investment income to average net assets[b]	1.50	1.14	1.76	1.55	1.33
Portfolio Turnover Rate	29.76	17.71	35.71	28.14	20.66
Net Assets, end of period ($ x 1,000)	432,481	537,189	463,184	454,093	489,598
[a] Based on average shares outstanding.
[b] Amount does not include the expenses of the underlying funds.

BNY Mellon Asset Allocation Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.48	13.00	12.37	13.25	12.39
Investment Operations:
Net investment income[a]	.17	.12	.18	.13	.14
Net realized and unrealized
gain (loss) on investments	(2.02)	2.83	1.32	(.29)	1.26
Total from Investment Operations	(1.85)	2.95	1.50	(.16)	1.40
Distributions:
Dividends from net investment income	(.31)	(.17)	(.19)	(.23)	(.18)
Dividends from net realized gain on investments	(.63)	(.30)	(.68)	(.49)	(.36)
Total Distributions	(.94)	(.47)	(.87)	(.72)	(.54)
Net asset value, end of period	12.69	15.48	13.00	12.37	13.25
Total Return (%)	(12.85)	23.29	12.51	(.63)	11.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.67	.65	.64	.64	.63
Ratio of net expenses to average net assets[b]	.66	.57	.56	.56	.54
Ratio of net investment income to average net assets[b]	1.25	.86	1.52	1.09	1.06
Portfolio Turnover Rate	29.76	17.71	35.71	28.14	20.66
Net Assets, end of period ($ x 1,000)	8,800	7,815	6,443	7,083	6,959
[a] Based on average shares outstanding.
[b] Amount does not include the expenses of the underlying funds.

Financial Highlights (cont’d)

BNY Mellon Government Money Market Fund
	Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.004	.000[a]	.008	.020	.012
Distributions:
Dividends from net investment income	(.004)	(.000)[a]	(.008)	(.020)	(.012)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.39	.01	.84	2.06	1.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.32	.31	.31	.30	.30
Ratio of net expenses to average net assets	.19	.11	.29	.30	.30
Ratio of net investment income to average net assets	.40	.01	.90	2.05	1.23
Net Assets, end of period ($ x 1,000)	379,093	356,696	491,999	812,993	774,733
[a] Amount represents less than $.001 per share.

BNY Mellon Government Money Market Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.003	.000[a]	.007	.018	.010
Distributions:
Dividends from net investment income	(.003)	(.000)[a]	(.007)	(.018)	(.010)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.31	.01	.68	1.80	.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	.56	.56	.55	.55
Ratio of net expenses to average net assets	.25	.11	.46	.55	.55
Ratio of net investment income to average net assets	.34	.01	.70	1.79	.94
Net Assets, end of period ($ x 1,000)	9,008	11,954	14,974	17,152	16,904
[a] Amount represents less than $.001 per share.

Financial Highlights (cont’d)

BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,
Class M Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.003	.000[a]	.007	.013	.009
Distributions:
Dividends from net investment income	(.003)	(.000)[a]	(.007)	(.013)	(.009)
Dividends from net realized gain on investments	(.000)[a]	-	-	-	-
Total Distributions	(.003)	(.000)[a]	(.007)	(.013)	(.009)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.29	.01	.72	1.31	.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.33	.32	.31	.30	.30
Ratio of net expenses to average net assets	.22	.13	.29	.30	.30
Ratio of net investment income to average net assets	.28	.01	.80	1.30	.93
Net Assets, end of period ($ x 1,000)	301,086	321,117	361,358	790,984	763,521
[a] Amount represents less than $.001 per share.

BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.002	.000[a]	.006	.011	.007
Distributions:
Dividends from net investment income	(.002)	(.000)[a]	(.006)	(.011)	(.007)
Dividends from net realized gain on investments	(.000)[a]	-	-	-	-
Total Distributions	(.002)	(.000)[a]	(.006)	(.011)	(.007)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.19	.01	.56	1.06	.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.57	.56	.55	.55
Ratio of net expenses to average net assets	.32	.13	.44	.55	.55
Ratio of net investment income to average net assets	.18	.01	.55	1.10	.69
Net Assets, end of period ($ x 1,000)	55	55	55	55	55
[a] Amount represents less than $.001 per share.

NOTES

NOTES

NOTES

BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
BNY Mellon Income Stock Fund	BNY Mellon National Intermediate Municipal Bond Fund
BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon National Short-Term Municipal Bond Fund
BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
BNY Mellon International Fund	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
BNY Mellon Emerging Markets Fund	BNY Mellon Municipal Opportunities Fund
BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
BNY Mellon Bond Fund	BNY Mellon Government Money Market Fund
BNY Mellon Intermediate Bond Fund	BNY Mellon National Municipal Money Market Fund

Series of BNY Mellon Funds Trust

More information on any fund is available free upon request, including the following:

Annual/Semiannual Report

The funds' annual and semiannual reports describe the funds' performance, list portfolio holdings and contain a letter from the funds' manager discussing recent market conditions, economic trends and fund strategies that significantly affected the funds' performance during the period covered by the report. Each fund's most recent annual and semiannual report is available at www.im.bnymellon.com.

Statement of Additional Information (SAI)

The SAI provides more details about each fund and its policies. A current SAI is available at www.im.bnymellon.com and is on file with the SEC. The SAI, as amended or supplemented from time to time, is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The funds (except the money market funds) generally disclose, at www.im.bnymellon.com, (1) complete portfolio holdings as of each calendar quarter end with a 15-day lag and as of each month-end with a one-month lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time, a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request.  A fund's portfolio holdings will remain on the website for a period of six months and any security-specific performance attribution data will remain on the website for varying periods up to six months, provided that portfolio holdings will remain until the fund files its Form N-PORT or Form N-CSR for the period that includes the dates of the posted holdings.  The money market funds generally disclose, at www.im.bnymellon.com, their complete schedule of holdings on each business day, as of the preceding business day.  Each money market fund's daily posting of its complete portfolio holdings will remain available on the website for five months.  From time to time, the money market funds may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, upon request.

A complete description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI and at www.im.bnymellon.com.

To Obtain Information

By telephone. Wealth Management Clients, please contact your Account Officer or call 1-866-804-5023.

BNY Mellon Wealth Brokerage Clients, please contact your financial advisor or call 1-800-830-0549-Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services.

Institutional Investors and Clients of Investment Advisory Firms, please contact your financial advisor or call 1-866-804-5023.

Individual Account holders, please call BNYM Investment Adviser at 1-800-373-9387 (inside the U.S. only). Participants in Qualified Employee Benefit Plans, please contact your plan sponsor or administrator or call 1-866-804-5023.

By mail. Wealth Management Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNY Mellon Wealth Brokerage Clients, write to your financial advisor, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account holders and participants in Qualified Employee Benefit Plans, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Institutional Investors and Clients of Investment Advisory Firms, please write to your financial advisor.

On the Internet. Certain fund documents can be viewed online or downloaded from:
SEC: www.sec.gov
BNY Mellon Funds Trust www.im.bnymellon.com
This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.
SEC file number: 811-09903

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